UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4161
Jefferson Pilot Variable Fund, Inc.
(Exact name of registrant as specified in charter)
One Granite Place, Concord, NH 03301
(Address of principal executive offices)
Craig Moreshead, Secretary
One Granite Place, Concord, NH 03301
(Name and address of agent for service)
Registrant’s telephone number, including area code: (603) 226-5706
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006

Item 1 – Annual Report to Shareholders

JEFFERSON PILOT VARIABLE FUND, INC.

Portfolio	Manager

Capital Growth	Wellington Capital Management, LLP

Growth	Turner Investment Partners, Inc.

Strategic Growth	T. Rowe Price Associates, Inc.

S&P 500 Index	Mellon Capital Management Corp.

Value	Massachusetts Financial Services Company

Mid-Cap Growth	Turner Investment Partners, Inc.

Mid-Cap Value	Wellington Capital Management, LLP

Small Company	Lord, Abbett & Co. LLC

Small-Cap Value	Dalton, Grenier, Hartman, Maher & Co.

International Equity	Marsico Capital Management, LLC

World Growth Stock	Templeton Investment Counsel, LLC

High Yield Bond	Massachusetts Financial Services Company

Balanced	Wellington Capital Management, LLP

Money Market	Massachusetts Financial Services Company

Annual Report December 31, 2006

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FROM THE PRESIDENT	JEFFERSON PILOT VARIABLE FUND, INC.

Dear Policyowner:

It is our pleasure to provide you with your annual report reviewing the portfolios within Jefferson Pilot Variable Fund, Inc. Included in this report you will find a wealth of information for the portfolios that underlie your variable universal life or variable annuity policy subaccounts. In the following pages you will find commentary from each of the portfolio managers, as well as details on performance, expenses, portfolio investments, and more. We hope you find this information of value as you evaluate your investments with Jefferson Pilot Variable Fund, Inc.

Equity markets continued their strong run in 2006, with most broad domestic equity markets up over 10%. This marked the 4th consecutive calendar year that U.S. stocks had positive returns, as measured by the S&P 500® Index. While equity markets posted impressive returns in 2006, it wasn’t a smooth ride. Markets pulled back sharply in late spring as a result of uncertainty surrounding energy prices, interest rates, inflation, and the sustainability of corporate profits. Many of these concerns were at least temporarily mitigated in the second half of the year as corporate America continued to post record earnings, inflation was contained, and energy prices began to recede. As a result, the markets pushed ahead in the second half of 2006 and finished the year with very strong results.

Fixed income markets continued to focus on the Federal Reserve, as the year began with anticipation of the Fed halting its short-term interest rate increases at some point during 2006. The Fed gave their answer in August, when for the first time in over two years they decided to leave the Federal Funds Rate unchanged at 5.25%. This pause followed 17 consecutive 0.25% rate increases that raised the Fed Funds rate from 1.00% as recently as June 2004. Overall, the broad bond markets had a strong year, generating their highest total return since 2002, as measured by the Lehman Brothers U.S. Aggregate Bond Index1. High yield bonds also had a strong year, as investor demand for the riskier segment of the bond universe continued.

2006 was also an exciting year for Jefferson-Pilot Corporation. On April 3, 2006, Jefferson-Pilot Corporation completed its merger with Lincoln National Corporation. The combined company now operates under the brand name Lincoln Financial Group and is headquartered in Philadelphia. As part of this larger merger integration, we are proposing to merge Jefferson Pilot Variable Fund, Inc. with Lincoln Variable Insurance Products Trust, which is a series of Funds that underlie Lincoln’s variable products. This reorganization is designed to eliminate overlapping funds and improve investment offerings within Lincoln’s variable products. You should have received a proxy detailing the reorganization plan. This proxy is important, and we encourage you to read it and vote on the proposed reorganization. Details on how you can place your vote are contained in the proxy statement.

We appreciate your continued support and thank you for allowing us to assist you in your financial planning goals.

Sincerely,

David Booth, President
Jefferson Pilot Variable Fund, Inc.

Past performance is not a guarantee of future results. It is not possible to invest in an index. Unlike your investment, indices are not managed and do not incur fees and charges. Please refer to your prospectus for more information about the risks, objectives and fees associated with your investment.

1 The Lehman Brothers U.S. Aggregate Bond Index includes U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities.

The Jefferson Pilot Variable Fund investment options offered to policyholders will vary based on the variable insurance or variable annuity contract purchased. Please consult your product prospectus for a full listing of available investment options.

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INDEX	JEFFERSON PILOT VARIABLE FUND, INC.

DISCLOSURE OF PORTFOLIO EXPENSES	JEFFERSON PILOT VARIABLE FUND, INC.
For the Period July 1, 2006 to December 31, 2006

The shareholders of the Portfolios are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Portfolio for the benefit of investors who purchase the insurance company’s variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Portfolio. The ongoing Portfolio costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract changes.

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing cost of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholder of other funds may incur such costs. Also, the fees related to the variable product investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Portfolios’ actual expenses shown in the table reflect fee waivers in effect, as applicable. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DISCLOSURE OF PORTFOLIO EXPENSES	JEFFERSON PILOT VARIABLE FUND, INC.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/06 to
	7/1/06	12/31/06	Ratios	12/31/06

Actual Portfolio Return

Capital Growth Portfolio	$1,000.00	$1,076.60	0.80%	$4.19
Growth Portfolio	1,000.00	1,071.90	0.78%	4.07
Strategic Growth Portfolio	1,000.00	1,123.90	0.86%	4.60
S&P 500 Index Portfolio	1,000.00	1,125.80	0.28%	1.50
Value Portfolio	1,000.00	1,145.80	0.74%	4.00
Mid-Cap Growth Portfolio	1,000.00	1,024.80	1.11%	5.67
Mid-Cap Value Portfolio	1,000.00	1,107.30	1.08%	5.74
Small Company Portfolio	1,000.00	1,038.70	0.86%	4.42
Small-Cap Value Portfolio	1,000.00	1,079.50	1.36%	7.13
International Equity Portfolio	1,000.00	1,159.30	1.09%	5.93
World Growth Stock Portfolio	1,000.00	1,158.90	0.83%	4.52
High Yield Bond Portfolio	1,000.00	1,079.50	0.93%	4.87
Balanced Portfolio	1,000.00	1,105.50	0.74%	3.93
Money Market Portfolio	1,000.00	1,024.90	0.47%	2.40

Hypothetical 5% Return (5% return before expenses)
Capital Growth Portfolio	1,000.00	1,021.17	0.80%	$4.08
Growth Portfolio	1,000.00	1,021.27	0.78%	3.97
Strategic Growth Portfolio	1,000.00	1,020.87	0.86%	4.38
S&P 500 Index Portfolio	1,000.00	1,023.79	0.28%	1.43
Value Portfolio	1,000.00	1,021.48	0.74%	3.77
Mid-Cap Growth Portfolio	1,000.00	1,019.61	1.11%	5.65
Mid-Cap Value Portfolio	1,000.00	1,019.76	1.08%	5.50
Small Company Portfolio	1,000.00	1,020.87	0.86%	4.38
Small-Cap Value Portfolio	1,000.00	1,018.35	1.36%	6.92
International Equity Portfolio	1,000.00	1,019.71	1.09%	5.55
World Growth Stock Portfolio	1,000.00	1,021.02	0.83%	4.23
High Yield Bond Portfolio	1,000.00	1,020.52	0.93%	4.74
Balanced Portfolio	1,000.00	1,021.48	0.74%	3.77
Money Market Portfolio	1,000.00	1,022.84	0.47%	2.40

CAPITAL GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Wellington Management Company, LLP (Since 05/01/04)
Andrew J. Shilling, CFA, Senior Vice President and Partner
John A. Boselli, CFA, Senior Vice President and Partner

INVESTMENT OBJECTIVE

The investment objective of the Capital Growth Portfolio is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

CAPITAL GROWTH PORTFOLIO
AND THE RUSSELL 1000® GROWTH INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Russell 1000®
	Capital Growth	Growth Index

1 Year	4.80%	9.07%
5 Year	1.01%	2.69%
10 Year	5.84%	5.44%

Inception Date - May 1, 1992. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the “Portfolio”) 10 years ago with a similar investment in the Russell 1000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

CAPITAL GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Performance

Through the twelve-month period ended December 31, 2006, the Capital Growth Portfolio has returned 4.8%, lagging the 9.1% return for the Russell 1000® Growth Index over the same period.

Review

The Portfolio trailed its benchmark in a period of underperformance for growth investing. The Russell 1000® Growth’s 9.1% return was below the 22.25% return posted by the Russell 1000® Value, a bias that was repeated across the capitalization spectrum. Equity markets gained momentum in the first part of the year due to strength in corporate earnings, a solidifying global economy, and benign inflation. During the second quarter, concerns about rising inflation, slowing economic growth, and climbing interest rates precipitated negative returns. During the later part of the year, equity markets generally rose as a halt in interest rate hikes by the Federal Reserve offset concerns of a slowing housing market. Robust merger and acquisition activity and a decent retail environment helped equity markets end the year on a strong note.

The Portfolio underperformed in this environment due to stock selection, primarily in the information technology sector. Positions in select software and semiconductor companies (Marvell Technology, SanDisk, and Electronic Arts) hurt returns. Marvell Technology declined on weak earnings and lowered guidance. Shares of SanDisk, a flash storage device maker, fell as price declines in NAND flash memory raised concerns about an over-supplied market. Electronic Arts’ stock fell as consumers delayed purchases in anticipation of next generation console launches. The Portfolio has sold out of Marvell Technology and Electronic Arts. Stock selection within the health care and consumer staples sectors also hurt relative performance.

The Portfolio’s overweight to financials stocks and good stock selection in industrials were the greatest sources of value added during the year. Top contributors in financials included Chicago Mercantile, Countrywide, and UBS. Shares of the world’s largest trading market, Chicago Mercantile Exchange, continued their ascent alongside rising trading volumes and expansion of its electronic trading platform, Globex. UBS, one of the world’s fastest growing and most profitable wealth managers, registered strong performance in the beginning of the year. Top individual contributors in the Industrials sector included capital goods companies Boeing and General Dynamics which rose with strong trends in aerospace spending.

Outlook

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. We ended the year with a modest overweight in information technology, with a sizable overweight in the software industry. We trimmed our existing position in Countrywide Financial following a strong run-up on the stock as we had concerns that a slowing housing market would limit future growth. We also reduced our exposure to health care by eliminating Amgen and trimming our position in AstraZeneca.

Based on bottom-up decisions such as these, the Portfolio ended the period with its largest overweight positions in financials and industrials and its largest underweights in consumer staples and consumer discretionary stocks.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

CAPITAL GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SECTOR ALLOCATION AND TOP 10 HOLDINGS
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

SECTOR	% OF NET ASSETS

COMMON STOCK	98.93%

Aerospace & Defense	5.41%
Air Freight & Logistics	1.98%
Airlines	0.58%
Automobiles	0.91%
Beverages	0.56%
Biotechnology	1.01%
Capital Markets	7.72%
Chemicals	1.46%
Commercial Banks	1.96%
Commercial Services & Supplies	5.95%
Communications Equipment	4.79%
Computers & Peripherals	6.00%
Construction & Engineering	1.89%
Consumer Finance	0.54%
Diversified Financial Services	4.34%
Diversified Telecommunications Services	0.74%
Electrical Equipment	0.10%
Energy Equipment & Services	1.93%
Food & Staples Retailing	0.17%
Food, Beverage & Tobacco	0.50%
Health Care Equipment & Supplies	4.33%
Health Care Providers & Services	3.75%
Hotels, Restaurants & Leisure	1.14%
Independent Power Producers & Energy Traders	1.40%
Industrial Conglomerates	2.21%
Internet Software & Services	3.92%
IT Services	2.66%
Machinery	3.06%
Media	2.57%
Metals & Mining	1.17%
Oil, Gas & Consumable Fuel	3.42%
Pharmaceuticals	8.48%
Semiconductors & Semiconductor Equipment	1.83%
Software	7.46%
Textiles, Apparel & Luxury Goods	0.51%
Thrift & Mortgage Finance	0.94%
Wireless Telecommunication Services	1.54%

SECURITIES LENDING COLLATERAL	23.58%

TOTAL MARKET VALUE OF SECURITIES	122.51%
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(23.58%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	1.07%

TOTAL NET ASSETS	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

TOP TEN HOLDINGS	% OF NET ASSETS

Medtronic	4.33%
Cisco Systems	3.50%
UnitedHealth Group	3.29%
UBS	3.25%
Boeing	3.16%
Network Appliance	3.00%
Schering-Plough	3.00%
Google Class A	2.80%
Sanofi-Aventis ADR	2.47%
Adobe Systems	2.39%

CAPITAL GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 98.93%

Aerospace & Defense 5.41%
Boeing	58,840	$5,227,345
General Dynamics	49,970	3,715,270

		8,942,615

Air Freight & Logistics 1.98%
United Parcel Service Class B	43,740	3,279,625

Airlines 0.58%
Gol Linhas Aereas Inteligentes ADR	33,340	955,858

Automobiles 0.91%
Harley-Davidson *	21,430	1,510,172

Beverages 0.56%
PepsiCo	14,930	933,872

Biotechnology 1.01%
Gilead Sciences †	11,810	766,823
Vertex Pharmaceuticals *†	24,090	901,448

		1,668,271

Capital Markets 7.72%
AMVESCAP ADR	28,540	703,511
Franklin Resources	33,790	3,722,644
Goldman Sachs Group	4,560	909,036
State Street	30,580	2,062,315
UBS	89,110	5,376,007

		12,773,513

Chemicals 1.46%
Monsanto	23,080	1,212,393
Potash Corp. of Saskatchewan	8,390	1,203,797

		2,416,190

Commercial Banks 1.96%
Commerce Bancorp *	91,910	3,241,666

Commercial Services & Supplies 5.95%
Accenture Limited Class A	53,860	1,989,050
Corporate Executive Board	11,630	1,019,951
Equifax	47,560	1,930,936
Manpower	14,180	1,062,507
Monster Worldwide †	53,810	2,509,698
Waste Management	35,980	1,322,985

		9,835,127

Communications Equipment 4.79%
Cisco Systems †	211,780	5,787,948
Motorola	103,720	2,132,483

		7,920,431

Computers & Peripherals 6.00%
EMC *†	124,730	1,646,436
Hewlett-Packard	47,240	1,945,816
Network Appliance *†	126,370	4,963,813
SanDisk *†	31,900	1,372,657

		9,928,722

Construction & Engineering 1.89%
Fluor *	38,280	3,125,562

Consumer Finance 0.54%
First Marblehead	16,200	885,330

Diversified Financial Services 4.34%
Chicago Mercantile Exchange Holdings Class A	3,970	2,023,708
Citigroup	15,590	868,363
Moody’s *	25,360	1,751,362
Nasdaq Stock Market †	82,370	2,536,171

		7,179,604

COMMON STOCK - Continued
Diversified Telecommunications Services 0.74%
AT&T *	34,040	$1,216,930

Electrical Equipment 0.10%
Roper Industries	3,300	165,792

Energy Equipment & Services 1.93%
ABB ADR	34,750	624,805
Halliburton *	82,660	2,566,593

		3,191,398

Food & Staples Retailing 0.17%
Whole Foods Market *	5,970	280,172

Food, Beverage & Tobacco 0.50%
Japan Tobacco	170	821,687

Health Care Equipment & Supplies 4.33%
Medtronic *	133,725	7,155,625

Health Care Providers & Services 3.75%
UnitedHealth Group	101,320	5,443,924
WellPoint †	9,670	760,932

		6,204,856

Hotels, Restaurants & Leisure 1.14%
International Game Technology *	19,630	906,906
Starwood Hotels & Resorts Worldwide	15,530	970,625

		1,877,531

Independent Power Producers & Energy Traders 1.40%
TXU	42,780	2,319,104

Industrial Conglomerates 2.21%
General Electric	98,450	3,663,325

Internet Software & Services 3.92%
eBay *†	61,840	1,859,529
Google Class A †	10,050	4,627,824

		6,487,353

IT Services 2.66%
Alliance Data Systems *†	20,620	1,288,131
Automatic Data Processing	28,660	1,411,505
Western Union	75,920	1,702,127

		4,401,763

Machinery 3.06%
Danaher *	51,690	3,744,424
Joy Global	27,350	1,322,099

		5,066,523

Media 2.57%
Disney (Walt) *	77,055	2,640,675
Viacom Class B †	22,580	926,457
XM Satellite Radio Holdings Class A *†	47,100	680,595

		4,247,727

Metals & Mining 1.17%
Cia Vale do Rio Doce ADR *	34,590	1,028,706
Freeport-McMoRan Copper & Gold Class B *	16,350	911,186

		1,939,892

Oil, Gas & Consumable Fuel 3.42%
Cameco	90,390	3,656,275
Murphy Oil	16,600	844,110
Occidental Petroleum *	10,220	499,043
Sasol ADR	17,970	663,093

		5,662,521

CAPITAL GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Pharmaceuticals 8.48%
AstraZeneca ADR	42,350	$2,267,843
Eisai	16,130	886,435
Elan ADR *†	63,660	938,985
Sanofi-Aventis ADR	88,500	4,086,044
Schering-Plough	209,590	4,954,707
Shionogi & Co.	45,820	900,961

		14,034,975

Semiconductors & Semiconductor Equipment 1.83%
Altera *†	40,920	805,306
Linear Technology	73,430	2,226,397

		3,031,703

Software 7.46%
Adobe Systems *†	96,240	3,957,388
Autodesk †	96,580	3,907,627
Oracle †	195,060	3,343,328
Symantec *†	54,350	1,133,198

		12,341,541

Textiles, Apparel & Luxury Goods 0.51%
Coach †	19,490	837,290

Thrift & Mortgage Finance 0.94%
Countrywide Financial	36,540	1,551,123

Wireless Telecommunication Services 1.54%
America Movil ADR	20,020	905,304
American Tower Class A †	44,220	1,648,522

		2,553,826

TOTAL COMMON STOCK (Cost $149,909,868)		163,649,215

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 98.93% (Cost $149,909,868)		163,649,215

SECURITIES LENDING COLLATERAL ** 23.58%

Short-Term Investments 23.58%
Citibank Investors Principal Preservation Trust I, 5.30%	38,995,578	$38,995,578

TOTAL SECURITIES LENDING COLLATERAL (Cost $38,995,578)		38,995,578

TOTAL MARKET VALUE OF SECURITIES 122.51% (Cost $188,905,446)		202,644,793	x
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL ** (23.58%)		(38,995,578)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 1.07%		1,761,750

NET ASSETS APPLICABLE TO 7,013,124 SHARES OUTSTANDING; EQUIVALENT TO $23.586 PER SHARE 100.00%		$165,410,965

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized)		$70,131
Capital paid in		178,943,683
Undistributed net investment income		209,332
Accumulated net realized loss on investments		(27,551,515)
Net unrealized appreciation of investments and foreign currencies		13,739,334

TOTAL NET ASSETS		$165,410,965

†	Non-income producing security for the year ended December 31, 2006.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
x	Includes $37,658,567 of securities loaned.
ADR - American Depositary Receipts

See accompanying notes.

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GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Turner Investment Partners, Inc. (Since 05/01/04)
Robert E. Turner, CFA, Chairman and Chief Investment Officer
Mark D. Turner, President and Senior Portfolio Manager
Robb J. Parlanti, CFA, Senior Portfolio Manager

INVESTMENT OBJECTIVE

The investment objective of the Growth Portfolio is to seek capital growth by investing in equity securities that the Sub-Adviser believes have above-average growth prospects.

GROWTH PORTFOLIO
AND THE RUSSELL 1000® GROWTH INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Russell 1000®
	Growth	Growth Index

1 Year	9.09%	9.07%
5 Year	6.26%	2.69%
Inception	8.02%	2.98%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the Growth Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell 1000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

To the surprise of more than a few investment strategists, the stock market, as represented by the S&P 500® Index, generated a robust total return of 15.79% in 2006. At the start of the year many strategists were anticipating just a so-so year at best for the market, in light of the Federal Reserve’s (Fed) continuing series of interest-rate hikes, a slowing economy and corporate earnings, high oil prices, and the threat of accelerating inflation. And indeed, the S&P 500 Index limped along in the first seven months of the year, gaining only 3.34%. Investors seemed especially obsessed with when — and if — the Federal Reserve would finally stop raising interest rates. The fear was that the Fed would ultimately either hike rates not enough, which could intensify inflationary trends in the economy, or hike rates too much, which, along with high energy prices, could bring on a recession. The pivotal point for the market came in August, when the Fed kept its short-term federal-funds rate at 5.25%. The market celebrated with a rally that extended for the rest of the year, driven not only by a sustained halt in the Fed’s campaign of raising rates, but by stabilized oil prices (at about $60 a barrel), record merger-and-acquisition activity ($3.8 trillion in deals globally, according to Thomson Financial), continued strength in earnings (a 14.4% increase in S&P 500® companies’ profits from the previous year), and continued economic growth (the latest reading: up 2% annually).

The Growth Portfolio performed in-line with the Russell 1000® Growth Index for the year of 2006. For the year, about 80% of all large cap growth funds lagged the Russell 1000® Growth Index.* On a relative basis, five of the Portfolio’s eleven broad economic sectors outperformed that of the benchmark, the Russell 1000® Growth. On an absolute basis, nine of the sectors recorded positive returns for the year. Leading the performance parade was the utilities/communication sector, which soared 30%. Financials, the largest sector weighting, posted an impressive 19% gain. The slight detractor from performance for the year was the technology sector which lost less than 1% for the period.

Excess return in the utilities sector was essentially due to our solid holdings in NII Holdings (+48%), America Movil, (+14%) and Comcast (+34%). NII Holdings provides wireless services in selected Latin American markets and benefited from adoption rates ramping up nicely. Another wireless telecommunications company America Movil reported net subscriber additions ahead of expectations. Strength came from substantial growth in the Ecuadorian region. Comcast, the cable provider that now offers voice, high-speed internet (data), and video — which we endearingly term a triple play — is reaping substantial gains. A potential key catalyst in the future could be the introduction of wireless capabilities. The Portfolio has sold its position of America Movil.

Goldman Sachs Group (+37%) was a main contributor for the financial sectors. The stock price buoyed by capital market gains, rising advisory fees, and gains on proprietary investments. Goldman Sachs ended the year ahead of all competitors in both M&A and underwriting. They also experienced trading gains by fixed income, currency, and commodities (FICC). In addition, Goldman has also been actively buying back shares (50 million shares for $7.8B in 2006) which is viewed as a positive in the marketplace. Charles Schwab (+33%) was another winner for the financial sector. Although they witnessed a modest slowdown in trading during the summer months, customer assets continued to rise at a healthy pace as cash deposits and fixed-income investing proved popular.

On a negative note, stock selection in technology companies led to the sector’s underperformance versus the benchmark. The biggest drags on performance were Marvell Technology Group (-25%) and JDS Uniphase (-6%). Marvell Technology Group was impacted earlier in the year by Intel. During the second quarter, Marvell agreed to purchase Intel’s communication and application processor business for $600 million. While this may prove beneficial for Marvell long-term, we believe the stock may encounter near-term challenges such as increased costs resulting from organizational growth. Hence, we have sold out of the position. JDS Uniphase is a provider of broadband and optical products and solutions. Their test and measurement business fell short of expectations, but we continue to hold the stock. We especially like the company’s optical component and new management team, as well as its continued restructuring and plan to improve operating margins — all of which could provide upside to the stock.

Consumer staples sector was another relative underperformer. A long-time holding Whole Foods Market was hurt during the year. While we believe the company is well positioned to benefit from longer-term secular growth in the natural and organic food “way-of-life”, but the visibility going forward has been clouded with increased expenses associated with their expansion of building larger stores. We have liquidated the position.

We remain optimistic that over the next 12 months a recession will be avoided, although the economy should continue to slow. As the economy slows, the profitability of some companies is likely to falter and the stocks of companies able to keep achieving above-average growth should do well, in our estimation. In short, we anticipate that investors may be willing to pay a premium for superior earnings growth and bona fide growth stocks. Overall, Wall Street analysts are projecting that corporate America’s earnings should continue increasing at a double-digit clip in 2007, although some say such a growth rate is unlikely. A combination of accelerating inflation and rising rates could blunt corporate earnings and precipitate a recession — and in the process bring the bull market to a halt. But we don’t think that will happen. As we see it, the economy should grow at a solid pace, inflation should be subdued, corporate earnings growth should reach the high single digits at least, and the stock market should have more gains in store for 2007.

For our part, our emphasis, as always, is on owning stocks that we think have the strongest earnings prospects. We currently favor shares of companies in the Internet, hotel, brokerage, investment-exchange, financial-transaction-processing, airline, coal, managed-care, biotechnology, semiconductor, telecommunications, and wireless industries.

* Source: Prudential Equity Group

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SECTOR ALLOCATION AND TOP 10 HOLDINGS
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

SECTOR	% OF NET ASSETS

COMMON STOCK	99.27%

Aerospace & Defense	0.83%
Air Freight & Logistics	1.00%
Airlines	1.15%
Beverages	2.25%
Biotechnology	2.53%
Capital Markets	11.06%
Chemicals	1.38%
Commercial Banks	2.13%
Communications Equipment	3.13%
Computers & Peripherals	4.04%
Consumer Finance	2.21%
Diversified Financial Services	3.87%
Diversified Telecommunications Services	3.27%
Electrical Equipment	0.79%
Electronic Equipment & Instruments	1.15%
Energy Equipment & Services	4.15%
Food Products	1.72%
Health Care Equipment & Supplies	1.94%
Hotels, Restaurants & Leisure	3.41%
Household Durables	0.54%
Household Products	4.11%
Industrial Conglomerates	4.78%
Internet & Catalog Retail	0.47%
Internet Software & Services	4.25%
IT Services	2.04%
Life Sciences Tools & Services	1.94%
Machinery	0.97%
Media	3.24%
Metals & Mining	0.59%
Oil, Gas & Consumable Fuel	5.03%
Pharmaceuticals	5.61%
Real Estate Management & Development	0.99%
Semiconductors & Semiconductor Equipment	4.82%
Software	1.57%
Textiles, Apparel & Luxury Goods	1.82%
Water Utilities	0.88%
Wireless Telecommunication Services	3.61%

SECURITIES LENDING COLLATERAL	21.10%

TOTAL MARKET VALUE OF SECURITIES	120.37%
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(21.10%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	0.73%

TOTAL NET ASSETS	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

TOP TEN HOLDINGS	% OF NET ASSETS

General Electric	4.78%
Google Class A	3.50%
Cisco Systems	3.13%
Procter & Gamble	2.91%
Goldman Sachs Group	2.83%
PepsiCo	2.25%
American Express	2.21%
Mellon Financial	2.16%
Wells Fargo	2.13%
UBS	2.10%

GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 99.27%

Aerospace & Defense 0.83%
Precision Castparts	4,350	$340,518

Air Freight & Logistics 1.00%
Robinson (C.H.) Worldwide	10,090	412,580

Airlines 1.15%
UAL *†	10,720	471,680

Beverages 2.25%
PepsiCo	14,800	925,740

Biotechnology 2.53%
Celgene *†	7,120	409,614
Gilead Sciences *†	9,730	631,769

		1,041,383

Capital Markets 11.06%
Goldman Sachs Group *	5,850	1,166,197
Mellon Financial	21,120	890,208
Schwab (Charles)	44,580	862,177
T. Rowe Price Group	17,570	769,039
UBS	14,330	864,529

		4,552,150

Chemicals 1.38%
Monsanto	10,800	567,324

Commercial Banks 2.13%
Wells Fargo	24,660	876,910

Communications Equipment 3.13%
Cisco Systems †	47,200	1,289,976

Computers & Peripherals 4.04%
Apple Computer †	8,480	719,444
Dell †	17,720	444,595
SanDisk *†	4,910	211,277
Sun Microsystems †	52,860	286,501

		1,661,817

Consumer Finance 2.21%
American Express	15,020	911,263

Diversified Financial Services 3.87%
Chicago Mercantile Exchange Holdings Class A *	1,640	835,990
IntercontinentalExchange †	4,260	459,654
Nasdaq Stock Market †	9,610	295,892

		1,591,536

Diversified Telecommunications Services 3.27%
JDS Uniphase *†	15,596	259,829
Leap Wireless International †	7,690	457,324
Time Warner Telecommunication Class A †	31,645	630,686

		1,347,839

Electrical Equipment 0.79%
Roper Industries	6,480	325,555

Electronic Equipment & Instruments 1.15%
Covanta Holding *†	7,620	167,945
Sunpower *†	8,260	307,024

		474,969

Energy Equipment & Services 4.15%
Cameron International *†	10,270	544,824
National Oilwell Varco †	9,080	555,514
Schlumberger *	9,590	605,704

		1,706,042

Food Products 1.72%
Archer-Daniels-Midland	22,140	707,594

COMMON STOCK - Continued
Health Care Equipment & Supplies 1.94%
Baxter International	13,510	$626,729
Intuitive Surgical *†	1,790	171,661

		798,390

Hotels, Restaurants & Leisure 3.41%
International Game Technology *	12,400	572,881
Las Vegas Sands *†	5,180	463,506
Starbucks †	10,320	365,534

		1,401,921

Household Durables 0.54%
Harman International Industries	2,240	223,798

Household Products 4.11%
Colgate-Palmolive	7,540	491,910
Procter & Gamble	18,640	1,197,992

		1,689,902

Industrial Conglomerates 4.78%
General Electric	52,860	1,966,921

Internet & Catalog Retail 0.47%
Nutri/System *†	3,080	195,241

Internet Software & Services 4.25%
Akamai Technologies †	5,830	309,690
Google Class A †	3,125	1,439,000

		1,748,690

IT Services 2.04%
Fiserv †	6,930	363,271
Global Payments	10,330	478,279

		841,550

Life Sciences Tools & Services 1.94%
Applera Corp. — Applied Biosystems Group	10,290	377,540
Thermo Fisher Scientific †	9,270	419,838

		797,378

Machinery 0.97%
Deere & Co.	4,200	399,294

Media 3.24%
Comcast Class A *†	17,860	756,014
News Class A	26,850	576,738

		1,332,752

Metals & Mining 0.59%
Freeport-McMoRan Copper & Gold Class B *	4,350	242,426

Oil, Gas & Consumable Fuel 5.03%
Cameco	5,650	228,543
Occidental Petroleum	12,360	603,538
Petroleo Brasiliero ADR	5,010	515,980
XTO Energy	15,310	720,335

		2,068,396

Pharmaceuticals 5.61%
Abbott Laboratories	11,820	575,751
Allergan	4,750	568,765
Novartis ADR	5,740	329,706
Roche Holding ADR	4,970	444,804
Shire ADR *	6,320	390,323

		2,309,349

Real Estate Management & Development 0.99%
CB Richard Ellis Group Class A †	12,290	408,028

GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Semiconductors & Semiconductor Equipment 4.82%
Broadcom Class A *†	12,060	$389,659
KLA-Tencor *	13,800	686,550
NVIDIA †	10,810	400,078
Texas Instruments	17,560	505,728

		1,982,015

Software 1.57%
Electronic Arts †	6,370	320,793
salesforce.com †	8,950	326,228

		647,021

Textiles, Apparel & Luxury Goods 1.82%
Coach †	10,150	436,044
Polo Ralph Lauren	4,050	314,523

		750,567

Water Utilities 0.88%
Aqua America *	15,813	360,220

Wireless Telecommunication Services 3.61%
Crown Castle International †	11,000	355,300
NII Holdings †	13,060	841,587
Nokia ADR	14,320	290,982

		1,487,869

TOTAL COMMON STOCK (Cost $34,886,784)		40,856,604

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 99.27% (Cost $34,886,784)		40,856,604

SECURITIES LENDING COLLATERAL** 21.10%

Short-Term Investments 21.10%
Citibank Investors Principal Preservation Trust I, 5.30%	8,682,180	$8,682,180

TOTAL SECURITIES LENDING COLLATERAL (Cost $8,682,180)		8,682,180

TOTAL MARKET VALUE OF SECURITIES 120.37% (Cost $43,568,964)		49,538,784	x
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL ** (21.10%)		(8,682,180)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 0.73%		299,008

NET ASSETS APPLICABLE TO 2,380,754 SHARES OUTSTANDING; EQUIVALENT TO $17.287 PER SHARE 100.00%		$41,155,612

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized)		$23,808
Capital paid in		55,466,277
Undistributed net investment income		204,938
Accumulated net realized loss on investments		(20,509,231)
Net unrealized appreciation of investments		5,969,820

TOTAL NET ASSETS		$41,155,612

†	Non-income producing security for the year ended December 31, 2006.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
x	Includes $8,413,338 of securities loaned.
ADR - American Depositary Receipts

See accompanying notes.

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STRATEGIC GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
T. Rowe Price Associates, Inc. (Since 05/01/03)
Robert W. Smith, Vice President

INVESTMENT OBJECTIVE

The Strategic Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio’s investment objective of long term growth of capital.

STRATEGIC GROWTH PORTFOLIO
AND THE RUSSELL 1000® GROWTH INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Russell 1000®
	Strategic Growth	Growth Index

1 Year	13.33%	9.07%
5 Year	2.90%	2.69%
10 Year	5.50%	5.44%

Inception Date - May 1, 1995. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the Strategic Growth Portfolio (the “Portfolio”) 10 years ago with similar investments in the Russell 1000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

STRATEGIC GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Performance

The Strategic Growth Portfolio posted a double-digit gain in 2006 and comfortably outpaced its benchmark, the Russell 1000® Growth Index. Stock selection in nearly every sector of the Portfolio, along with an overweight in financial stocks, contributed to the Portfolio’s outperformance of the benchmark.

Market Environment

The U.S. stock market enjoyed a solid rally in 2006, posting its fourth consecutive year of positive performance. Despite evidence of slowing economic growth, stocks rallied thanks to robust corporate earnings growth, declining energy prices, and significant merger and acquisition activity, particularly a marked increase in buyouts by private equity firms. The Federal Reserve’s shift to a stable interest rate policy during the last half of the year also contributed to the positive sentiment in the market. Small-cap stocks posted the best returns, followed by large-cap and mid-cap issues, while value shares outperformed growth by a wide margin across all market capitalizations.

Portfolio Review

Both stock selection and sector weightings contributed to the Portfolio’s considerable outperformance of the Russell 1000 Growth Index in 2006. From a sector weighting perspective, a substantial overweight in the financial sector, which posted strong gains during the year, provided a significant boost to performance compared with the index. Within the financial sector, an emphasis on capital markets firms and European commercial banks, such as top relative performance contributor UBS, also proved favorable.

Stock selection also added value during the year, particularly in the consumer discretionary and energy sectors. In the consumer discretionary sector, stock selection among gaming companies and retailers added value. Casino operators Wynn Resorts and MGM Mirage posted strong returns amid high expectations for growth in Macau, a major Asian gaming destination. Department store chain Kohl’s and online retailer Amazon.com also delivered healthy gains for the year.

In the energy sector, an emphasis on energy services and equipment companies enhanced relative results. The best contributor was energy services provider Schlumberger, which benefited from increased drilling activity and higher spending by energy producers on infrastructure.

Only one sector of the Portfolio contributed negatively to performance compared with the index — the utilities sector. Utilities stocks posted the best returns in the index during the year, but the Portfolio did not own any companies in this sector. Consequently, the lack of exposure to this sector detracted from relative performance.

Outlook

We think the market is underestimating the strength of the global economy and the resilience of corporate earnings growth. Nonetheless, economic growth is likely to moderate in the coming year, and we believe that investors will be attracted to companies producing stable earnings growth. Toward that end, we are focusing on companies with diversified revenue streams and significant business outside of the U.S. We believe that our Portfolio of high-quality growth stocks is well positioned as we move into 2007.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

STRATEGIC GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SECTOR ALLOCATION AND TOP 10 HOLDINGS
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

SECTOR	% OF NET ASSETS

COMMON STOCK	97.50%

Aerospace & Defense	0.42%
Air Freight & Logistics	0.48%
Airlines	0.95%
Beverages	1.26%
Biotechnology	3.81%
Capital Markets	9.15%
Chemicals	0.61%
Commercial Banks	2.45%
Commercial Services & Supplies	1.79%
Communications Equipment	3.38%
Computers & Peripherals	1.46%
Consumer Finance	2.49%
Diversified Financial Services	2.08%
Diversified Telecommunications Services	1.24%
Energy Equipment & Services	2.97%
Food & Staples Retailing	3.16%
Health Care Equipment & Supplies	2.60%
Health Care Providers & Services	7.35%
Hotels, Restaurants & Leisure	2.70%
Household Durables	1.61%
Household Products	1.43%
Industrial Conglomerates	5.03%
Insurance	2.96%
Internet & Catalog Retail	1.38%
Internet Software & Services	2.79%
IT Services	1.31%
Machinery	2.24%
Media	3.95%
Metals & Mining	0.77%
Multiline Retail	2.66%
Oil, Gas & Consumable Fuel	3.20%
Pharmaceuticals	3.87%
Semiconductors & Semiconductor Equipment	5.11%
Software	3.86%
Specialty Retail	1.34%
Textiles, Apparel & Luxury Goods	0.50%
Thrifts & Mortgage Finance	0.78%
Trading Company & Distributors	0.23%
Wireless Telecommunication Services	2.13%

SHORT-TERM INVESTMENTS	1.12%

SECURITIES LENDING COLLATERAL	16.98%

TOTAL MARKET VALUE OF SECURITIES	115.60%
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(16.98%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	1.38%

TOTAL NET ASSETS	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

TOP TEN HOLDINGS	% OF NET ASSETS

General Electric	4.15%
UnitedHealth Group	2.37%
UBS	1.96%
Schlumberger	1.87%
Microsoft	1.84%
Accenture Limited Class A	1.79%
Google Class A	1.74%
Caremark Rx	1.64%
WellPoint	1.60%
Amgen	1.58%

STRATEGIC GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 97.50%

Aerospace & Defense 0.42%
General Dynamics	5,000	$371,750

Air Freight & Logistics 0.48%
Expeditors International Washington	10,300	417,150

Airlines 0.95%
Southwest Airlines	54,500	834,940

Beverages 1.26%
InBev	5,254	346,374
PepsiCo	12,120	758,106

		1,104,480

Biotechnology 3.81%
Amgen *†	20,200	1,379,862
Celgene *†	8,900	512,017
Genentech †	8,000	649,040
Gilead Sciences *†	12,200	792,146

		3,333,065

Capital Markets 9.15%
E Trade Financial *†	36,900	827,298
Franklin Resources	7,400	815,258
Goldman Sachs	2,850	568,148
Legg Mason	7,200	684,360
Morgan Stanley	10,400	846,872
Northern Trust	11,000	667,590
Schwab (Charles)	36,700	709,778
State Street	17,400	1,173,456
UBS	28,419	1,719,217

		8,011,977

Chemicals 0.61%
Monsanto	10,200	535,806

Commercial Banks 2.45%

Anglo Irish Bank	34,708	719,801
Erste Bank der oesterreichischen Sparkassen	10,906	835,076
UniCredito Italiano	67,548	590,511

		2,145,388

Commercial Services & Supplies 1.79%
Accenture Limited Class A	42,450	1,567,679

Communications Equipment 3.38%
Cisco Systems †	39,700	1,085,001
Corning †	17,100	319,941
Ericsson LM Class B	153,800	621,176
Juniper Networks †	33,400	632,596
QUALCOMM	8,000	302,320

		2,961,034

Computers & Peripherals 1.46%
Apple Computer †	6,000	509,040
Dell †	11,310	283,768
EMC *†	36,700	484,440

		1,277,248

Consumer Finance 2.49%
American Express	22,200	1,346,874
SLM	17,170	837,381

		2,184,255

COMMON STOCK - Continued
Diversified Financial Services 2.08%
Chicago Mercantile Exchange Holdings Class A	400	$203,900
Citigroup	24,250	1,350,725
Deutsche Boerse	1,459	269,124

		1,823,749

Diversified Telecommunications Services 1.24%
Amdocs †	21,100	817,625
Telus	6,000	268,020

		1,085,645

Energy Equipment & Services 2.97%
Baker Hughes *	12,930	965,354
Schlumberger	25,900	1,635,844

		2,601,198

Food & Staples Retailing 3.16%
CVS *	16,300	503,833
Sysco	8,720	320,547
Walgreen	10,070	462,112
Wal-Mart de Mexico ADR	6,200	271,870
Wal-Mart Stores	19,210	887,118
Whole Foods Market *	6,900	323,817

		2,769,297

Health Care Equipment & Supplies 2.60%
Medtronic *	20,100	1,075,551
St. Jude Medical †	7,300	266,888
Stryker	10,200	562,122
Zimmer Holdings †	4,800	376,224

		2,280,785

Health Care Providers & Services 7.35%
Aetna	12,500	539,750
Caremark Rx	25,200	1,439,172
Humana †	5,700	315,267
Medco Health Solutions †	12,400	662,656
UnitedHealth Group	38,700	2,079,351
WellPoint *†	17,760	1,397,534

		6,433,730

Hotels, Restaurants & Leisure 2.70%
Carnival *	6,600	323,730
International Game Technology *	12,400	572,880
Marriott International Class A	7,100	338,812
MGM MIRAGE †	8,700	498,945
Wynn Resorts *†	6,700	628,795

		2,363,162

Household Durables 1.61%
Harman International Industries	8,400	839,244
Lennar Class A	10,800	566,568

		1,405,812

Household Products 1.43%
Procter & Gamble	13,307	855,240
Reckitt Benckiser	8,649	394,786

		1,250,026

Industrial Conglomerates 5.03%
General Electric	97,610	3,632,068
Tyco International	25,300	769,120

		4,401,188

STRATEGIC GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Insurance 2.96%
American International Group	19,100	$1,368,706
Hartford Financial Services Group	3,400	317,254
Prudential Financial	10,500	901,530

		2,587,490

Internet & Catalog Retail 1.38%
Amazon.com *†	19,900	785,254
Liberty Media — Interactive A	19,625	423,311

		1,208,565

Internet Software & Services 2.79%
eBay †	11,500	345,805
Google Class A †	3,300	1,519,584
Yahoo †	22,660	578,736

		2,444,125

IT Services 1.31%
Affiliated Computer Services Class A *†	2,220	108,425
Automatic Data Processing	21,100	1,039,175

		1,147,600

Machinery 2.24%
Danaher *	17,820	1,290,881
Deere & Co.	3,200	304,224
Joy Global	7,500	362,550

		1,957,655

Media 3.95%
EchoStar Communications Class A †	7,800	296,634
Grupo Televisa ADR	21,500	580,715
Liberty Media — Capital Series A †	7,705	754,936
Rogers Communications Class B †	17,700	1,054,920
Viacom Class B †	18,800	771,364

		3,458,569

Metals & Mining 0.77%
BHP Billiton *	33,959	678,266

Multiline Retail 2.66%
Kohl’s †	17,700	1,211,211
Target	19,660	1,121,603

		2,332,814

Oil, Gas & Consumable Fuel 3.20%
EOG Resources	7,600	474,620
Exxon Mobil	11,900	911,897
Murphy Oil	7,400	376,290
Total	14,400	1,036,230

		2,799,037

Pharmaceuticals 3.87%
Lilly (Eli)	6,600	343,860
Novartis	19,271	1,106,638
Roche Holding	5,365	959,517
Sepracor *†	7,600	468,008
Wyeth	10,000	509,200

		3,387,223

COMMON STOCK - Continued
Semiconductors & Semiconductor Equipment 5.11%
Analog Devices	20,370	$669,562
Applied Materials *	27,900	514,755
ASML Holding †	7,500	184,725
Intel	11,800	238,950
Marvell Technology Group *†	51,400	986,366
Maxim Integrated Products *	25,650	785,403
Samsung Electronics	363	238,131
Texas Instruments	8,900	256,320
Xilinx	25,100	597,631

		4,471,843

Software 3.86%
Adobe Systems *†	12,900	530,448
Autodesk †	14,900	602,854
Intuit †	10,600	323,406
Microsoft *	54,065	1,614,381
Oracle †	18,100	310,234

		3,381,323

Specialty Retail 1.34%
Best Buy	4,500	221,355
Home Depot	9,600	385,536
PETsMART	19,600	565,656

		1,172,547

Textiles, Apparel & Luxury Goods 0.50%
NIKE Class B	4,400	435,732

Thrifts & Mortgage Finance 0.78%
Countrywide Financial	16,000	679,200

Trading Company & Distributors 0.23%
Fastenal *	5,600	200,928

Wireless Telecommunication Services 2.13%
America Movil ADR *	21,000	949,620
Crown Castle International †	28,400	917,320

		1,866,940

TOTAL COMMON STOCK (Cost $68,348,190)		85,369,221

SHORT-TERM INVESTMENTS 1.12%

T. Rowe Price Reserve Investment Fund •	975,844	975,844

TOTAL SHORT-TERM INVESTMENTS (Cost $975,844)		975,844

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 98.62% (Cost $69,324,034)		86,345,065

STRATEGIC GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

SECURITIES LENDING COLLATERAL ** 16.98%

Short-Term Investments 16.98%
Citibank Investors Principal Preservation Trust I, 5.30%	14,870,730	$14,870,730

TOTAL SECURITIES LENDING COLLATERAL (Cost $14,870,730)		14,870,730

TOTAL MARKET VALUE OF SECURITIES 115.60% (Cost $84,194,764)		101,215,795	x
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL ** (16.98%)		(14,870,730)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 1.38%		1,210,258

NET ASSETS APPLICABLE TO 5,193,506 SHARES OUTSTANDING; EQUIVALENT TO $16.859 PER SHARE 100.00%		87,555,323

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized)	$51,935
Capital paid in	130,166,021
Undistributed net investment income	413,369
Accumulated net realized loss on investments	(60,097,570)
Net unrealized appreciation of investments and foreign currencies	17,021,568

TOTAL NET ASSETS	$87,555,323

†	Non-income producing security for the year ended December 31, 2006.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
x	Includes $14,347,679 of securities loaned.
ADR - American Depositary Receipts

•	Considered an affiliated company. See Note 2 in “Notes to Financial Statements.” Investments in companies considered to be affiliates of the Portfolio were as follows:

	Balance at	Gross	Gross	Market Value	Dividend
Company	Beginning of Period	Additions	Reductions	12/31/06	Income
T. Rowe Price Reserve Investment Fund	$1,565,444	$4,605,844	$5,195,445	$975,844	$65,403

See accompanying notes.

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Mellon Capital Management Corp. (Since 12/12/03)

INVESTMENT OBJECTIVE

The S&P 500 Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

S&P 500 INDEX PORTFOLIO
AND THE S&P 500® INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	S&P 500	S&P 500®
	Index Portfolio	Index

1 Year	15.52%	15.79%
5 Year	5.91%	6.19%
Inception	1.02%	1.30%

Inception Date - May 1, 2000. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the “Portfolio”) at its inception with a similar investment in the S&P 500® Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The S&P 500® Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. Ensemble, Allegiance, Pilot and Alpha products are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing any of these products.

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

U.S. Equity Markets

The U.S. stock market continued its string of positive returns in 2006, marking the fourth straight year of gains, fueled by benign inflation data and indications that the housing market slowdown has leveled. The S&P 500® Index gained 15.8% for 2006, while the Dow Jones Industrial Average set record closes, and gained 19.1% for the year. While the technology-laden Nasdaq Composite Index failed to keep pace with the Dow and the S&P, it still rose 9.5. Stock market performance for the year proved very similar in terms of market capitalization. The large cap Russell 1000® Index rose 15.5% in 2006, closely followed by the Russell Midcap® Index at 15.3%. Modestly outperforming both indices, the small cap Russell 2000® gained 18.4% for the year. Value handily outpaced growth for the year; the Russell 3000® Growth Index gained only 9.5% percent for the year, while the Russell 3000® Value Index soared 22.3%. The telecom and energy sectors were the largest contributors to the positive performance, while technology and health care lagged.

•	1Q06: Strong economic data in the first quarter combined with solid earning growth propelled equities higher. An anticipated end to the Federal Reserve’s (Fed) tightening cycle also lent support, while investors were able to shrug off higher oil prices. Indeed, the major market indices approached their highest levels in five years. All major indices finished in positive territory for the quarter, led by the Nasdaq Composite Index, which gained 6.1%. The S&P 500® Index and the Dow Jones Industrial Average each rose 4.2%.

•	2Q06: Financial markets experienced increased volatility during the second quarter, as investors wrestled with a muddled economic picture. Economic growth remained strong, but the Federal Reserve maintained its vigilant inflation watch. Concerns about oil prices, Chinese economic policy, commodity prices, and Fed Chairman Bernanke’s approach to the market all fueled volatility. At one point during June the S&P 500® Index was off over 8% from the intraday high for the year set on May 8th. The S&P 500® Index finished the quarter down 1.4%, while the technology-laden Nasdaq Composite Index fared even more poorly, giving up 7.2%.

•	3Q06: The U.S. stock market rebounded in the third quarter from its second quarter correction, as investors cheered the news that the Fed paused after 17 straight interest rate hikes. Typically a challenging period for stocks, the summer months were instead a bonanza, with stocks propelled higher by lower market interest rates, higher corporate profitability, and falling energy/commodity prices. The S&P 500® Index delivered a total return of 5.7%, while the Russell 3000 rose 4.6%. The euphoria surrounding the Fed’s apparent pause temporarily lifted the Dow Jones Industrial Average over the January 2000 peak to a record 11,727 on September 28, though it closed the quarter somewhat lower. The tech-heavy Nasdaq Composite bounced back from a poor second quarter showing to gain 4%.

•	4Q06: The U.S. stock market added to third quarter gains and finished the fourth quarter on a high note. Hopes that the Fed has engineered a steady growth, low inflation and low interest rate environment helped investors look beyond a host of potential concerns at year-end. Mergers and acquisition activity, a sharp drop in energy prices and continued strength in corporate earnings also contributed to the strength during the last quarter. The Dow Jones Industrial Average posted a series of new all-time highs and briefly crossed the 12,500 barrier.

Investment Strategies and Techniques

The investment strategy employed in this Portfolio is to fully replicate the S&P 500® Index while seeking to minimize transaction costs charged to the Portfolio. The Portfolio makes use of a small cash pool hedged with futures to fund daily cash activity and minimize the amount of un-invested cash. The futures pool in the Portfolio is not expected to significantly impact the Portfolio’s performance and as a result the Portfolio is expected to closely match the return of the S&P 500® Index.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SECTOR ALLOCATION AND TOP 10 HOLDINGS
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

SECTOR	% OF NET ASSETS

COMMON STOCK	98.50%

Aerospace & Defense	2.36%
Air Freight & Logistics	0.88%
Airlines	0.09%
Auto Components	0.16%
Automobiles	0.38%
Beverages	2.03%
Biotechnology	1.33%
Building Products	0.15%
Capital Markets	3.77%
Chemicals	1.50%
Commercial Banks	4.10%
Commercial Services & Supplies	0.53%
Communications Equipment	2.63%
Computers & Peripherals	3.72%
Construction & Engineering	0.05%
Construction Materials	0.07%
Consumer Finance	0.97%
Containers & Packaging	0.18%
Distributors	0.06%
Diversified Consumer Services	0.24%
Diversified Financial Services	5.63%
Diversified Telecommunications Services	2.86%
Electric Utilities	1.55%
Electrical Equipment	0.45%
Electronic Equipment & Instruments	0.27%
Energy Equipment & Services	1.68%
Food & Staples Retailing	2.15%
Food Products	1.07%
Gas Utilities	0.08%
Health Care Equipment & Supplies	1.58%
Health Care Providers & Services	2.38%
Health Care Technology	0.04%
Hotels, Restaurants & Leisure	1.61%
Household Durables	0.64%
Household Products	2.16%
Independent Power Producers & Traders	0.42%
Industrial Conglomerates	3.98%
Insurance	4.79%
Internet & Catalog Retail	0.16%
Internet Software & Services	1.32%
IT Services	0.98%
Leisure Equipment & Products	0.18%
Life Sciences Tools & Services	0.28%
Machinery	1.42%
Media	3.69%
Metals & Mining	0.91%
Multiline Retail	1.14%
Multi-Utilities & Unregulated Power	1.45%
Office Electronics	0.13%
Oil, Gas & Consumable Fuel	7.98%
Paper & Forest Products	0.29%
Personal Products	0.16%
Pharmaceuticals	6.23%
Real Estate Investment Trusts	1.11%
Real Estate Management & Development	0.10%
Road & Rail	0.69%
Semiconductors & Semiconductor Equipment	2.39%
Software	3.34%
Specialty Retail	1.97%
COMMON STOCK - Continued

Textiles, Apparel & Luxury Goods	0.39%
Thrift & Mortgage Finance	1.46%
Tobacco	1.55%
Trading Company & Distributors	0.04%
Wireless Telecommunication Services	0.60%

U.S. TREASURY OBLIGATIONS	0.10%

SECURITIES LENDING COLLATERAL	19.40%

TOTAL MARKET VALUE OF SECURITIES	118.00%
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(19.40%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	1.40%

TOTAL NET ASSETS	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

TOP TEN HOLDINGS	% OF NET ASSETS

Exxon Mobil	3.46%
General Electric	2.97%
Citigroup	2.12%
Microsoft	2.00%
Bank of America	1.86%
Procter & Gamble	1.58%
Johnson & Johnson	1.49%
Pfizer	1.45%
American International Group	1.44%
Altria Group	1.39%

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 98.50%

Aerospace & Defense 2.36%
Boeing	14,423	$1,281,340
General Dynamics	7,343	545,952
Goodrich	2,435	110,914
Honeywell International	14,837	671,226
L-3 Communications Holdings	2,230	182,369
Lockheed Martin	6,571	604,992
Northrop Grumman	6,343	429,421
Raytheon	8,050	425,040
Rockwell Collins	2,985	188,921
United Technologies	18,297	1,143,928

		5,584,103

Air Freight & Logistics 0.88%
FedEx	5,660	614,789
United Parcel Service Class B *	19,652	1,473,507

		2,088,296

Airlines 0.09%
Southwest Airlines	14,343	219,735

Auto Components 0.16%
Goodyear Tire & Rubber †	3,089	64,838
Johnson Controls	3,583	307,851

		372,689

Automobiles 0.38%
Ford Motor *†	34,424	258,523
General Motors	10,507	322,775
Harley-Davidson	4,676	329,518

		910,816

Beverages 2.03%
Anheuser-Busch	13,977	687,668
Brown-Forman Class B	1,420	94,061
Coca-Cola	37,232	1,796,444
Coca-Cola Enterprises	4,975	101,590
Constellation Brands *†	4,090	118,692
Molson Coors Brewing Class B	793	60,617
Pepsi Bottling Group	2,384	73,689
PepsiCo	30,060	1,880,253

		4,813,014

Biotechnology 1.33%
Amgen *†	21,354	1,458,692
Biogen Idec †	6,269	308,372
Celgene *†	6,898	396,842
Genzyme †	4,766	293,490
Gilead Sciences *†	8,431	547,425
MedImmune †	4,355	140,971

		3,145,792

Building Products 0.15%
American Standard *	3,140	143,969
Masco *	7,059	210,852

		354,821

Capital Markets 3.77%
Ameriprise Financial	4,424	241,108
Bank of New York	13,870	546,062
Bear Stearns *	2,118	344,768
E Trade Financial *†	7,862	176,266
Federated Investors Class B	1,790	60,466
Franklin Resources	3,057	336,790
Goldman Sachs *	7,818	1,558,518
Janus Capital Group	3,626	78,285
COMMON STOCK - Continued
Capital Markets - Continued
Legg Mason	2,357	$224,033
Lehman Brothers Holdings	9,641	753,155
Mellon Financial •	7,634	321,773
Merrill Lynch & Co. *	16,130	1,501,703
Morgan Stanley	19,437	1,582,754
Northern Trust	3,410	206,953
Schwab (Charles)	18,964	366,764
State Street	6,088	410,575
T. Rowe Price Group	4,771	208,827

		8,918,800

Chemicals 1.50%
Air Products & Chemicals	4,080	286,742
Ashland	1,121	77,551
Dow Chemical	17,369	693,718
duPont (E.I.) deNemours	16,967	826,463
Eastman Chemical	1,622	96,201
Ecolab	3,220	145,544
Hercules †	2,407	46,479
International Flavors & Fragrances	1,583	77,820
Monsanto	9,849	517,368
PPG Industries	3,043	195,391
Praxair	5,994	355,624
Rohm & Haas	2,607	133,270
Sigma-Aldrich	1,147	89,145

		3,541,316

Commercial Banks 4.10%
BB&T	10,011	439,783
Comerica	2,828	165,947
Commerce Bancorp *	3,340	117,802
Compass Bancshares	2,400	143,160
Fifth Third Bancorp *	10,389	425,222
First Horizon National *	2,187	91,373
Huntington Bancshares *	4,160	98,800
KeyCorp	7,475	284,274
M&T Bank	1,379	168,459
Marshall & Ilsley	4,605	221,547
National City *	11,268	411,958
PNC Financial Services Group	5,314	393,449
Regions Financial *	13,398	501,085
SunTrust Banks	6,427	542,760
Synovus Financial *	6,081	187,477
U.S. Bancorp *	32,179	1,164,558
Wachovia	34,974	1,991,769
Wells Fargo & Co.	61,801	2,197,643
Zions Bancorp	1,952	160,923

		9,707,989

Commercial Services & Supplies 0.53%
Allied Waste Industries †	4,030	49,529
Avery Dennison	1,703	115,685
Cintas	2,430	96,495
Donnelley (R.R.) & Sons	3,886	138,108
Equifax	2,177	88,386
Monster Worldwide †	2,318	108,112
Pitney Bowes	4,185	193,305
Robert Half International *	2,988	110,915
Waste Management	9,668	355,492

		1,256,027

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Communications Equipment 2.63%
ADC Telecommunications *†	2,374	$34,494
Avaya *†	7,909	110,568
Ciena *†	1,569	43,477
Cisco Systems †	111,340	3,042,923
Comverse Technology †	4,022	84,904
Corning †	28,400	531,364
JDS Uniphase *†	3,602	60,009
Juniper Networks †	10,385	196,692
Motorola	44,028	905,216
QUALCOMM	30,133	1,138,726
Tellabs †	7,632	78,304

		6,226,677

Computers & Peripherals 3.72%
Apple Computer †	15,516	1,316,377
Dell *†	41,410	1,038,977
EMC *†	40,668	536,818
Hewlett-Packard	50,140	2,065,267
International Business Machines *	27,698	2,690,862
Lexmark International Class A *†	1,812	132,638
NCR †	3,278	140,167
Network Appliance †	6,808	267,418
QLogic †	3,194	70,012
SanDisk *†	4,187	180,167
Sun Microsystems *†	65,227	353,530

		8,792,233

Construction & Engineering 0.05%
Fluor	1,572	128,354

Construction Materials 0.07%
Vulcan Materials	1,733	155,745

Consumer Finance 0.97%
American Express	22,054	1,338,017
Capital One Financial	7,620	585,368
SLM	7,634	372,310

		2,295,695

Containers & Packaging 0.18%
Ball *	2,020	88,072
Bemis	1,734	58,921
Pactiv †	2,406	85,870
Sealed Air	1,489	96,666
Temple-Inland	1,905	87,687

		417,216

Distributors 0.06%
Genuine Parts	3,122	148,076

Diversified Consumer Services 0.24%
Apollo Group Class A *†	2,751	107,206
Block (H&R) *	6,127	141,166
Western Union	14,298	320,562

		568,934

Diversified Financial Services 5.63%
Bank of America	82,427	4,400,778
Chicago Mercantile Exchange Holdings Class A	628	320,123
CIT Group	3,591	200,270
Citigroup	90,171	5,022,525
JPMorgan Chase & Co.	63,503	3,067,195
Moody’s	4,389	303,104

		13,313,995

COMMON STOCK - Continued
Diversified Telecommunications Services 2.86%
AT&T *	70,677	$2,526,702
BellSouth	33,291	1,568,339
CenturyTel	2,183	95,310
Citizens Communications *	6,278	90,215
Embarq	2,680	140,861
Qwest Communications International *†	29,218	244,555
Verizon Communications *	53,315	1,985,451
Windstream	8,487	120,685

		6,772,118

Electric Utilities 1.55%
Allegheny Energy †	3,099	142,275
American Electric Power	7,216	307,257
Edison International	5,954	270,788
Entergy	3,867	357,001
Exelon	12,316	762,238
FirstEnergy	5,766	347,171
FPL Group	7,425	404,069
Pinnacle West Capital	1,753	88,772
PPL	6,856	245,719
Progress Energy	4,592	225,375
Southern *	13,678	504,171

		3,654,836

Electrical Equipment 0.45%
American Power Conversion	2,953	90,332
Cooper Industries	1,730	156,444
Emerson Electric	14,579	642,497
Rockwell Automation	3,040	185,683

		1,074,956

Electronic Equipment & Instruments 0.27%
Agilent Technologies †	7,561	263,501
Jabil Circuit	3,618	88,822
Molex	2,545	80,498
Sanmina-SCI *†	10,515	36,277
Solectron †	17,286	55,661
Symbol Technologies	4,951	73,968
Tektronix	1,726	50,347

		649,074

Energy Equipment & Services 1.68%
Baker Hughes *	5,810	433,775
BJ Services	5,222	153,109
Halliburton	18,407	571,537
Nabors Industries *†	5,336	158,906
National Oilwell Varco †	3,225	197,306
Noble	2,481	188,928
Rowan *	1,910	63,412
Schlumberger *	21,568	1,362,235
Smith International	3,775	155,039
Transocean †	5,354	433,085
Weatherford International †	6,328	264,447

		3,981,779

Food & Staples Retailing 2.15%
Costco Wholesale *	8,302	438,927
CVS *	14,924	461,301
Kroger	13,407	309,299
Safeway	8,080	279,245
Supervalu	3,638	130,059
Sysco	11,514	423,255
Walgreen	18,264	838,135

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Food & Staples Retailing - Continued
Wal-Mart Stores	45,017	$2,078,884
Whole Foods Market	2,585	121,314

		5,080,419

Food Products 1.07%
Archer-Daniels-Midland	12,075	385,916
Campbell Soup	3,868	150,427
ConAgra Foods	9,325	251,775
Dean Foods †	2,590	109,505
General Mills	6,198	357,005
Heinz (H.J.)	6,135	276,136
Hershey	3,221	160,406
Kellogg *	4,719	236,233
McCormick & Co.	2,537	97,827
Sara Lee	13,865	236,121
Tyson Foods Class A *	4,382	72,084
Wrigley, (Wm) Jr *	3,929	203,208

		2,536,643

Gas Utilities 0.08%
NICOR *	919	43,009
Peoples Energy	756	33,695
Questar	1,319	109,543

		186,247

Health Care Equipment & Supplies 1.58%
Bard (C.R.)	1,890	156,813
Bausch & Lomb *	1,103	57,422
Baxter International	11,879	551,067
Becton, Dickinson & Co.	4,488	314,833
Biomet	4,417	182,290
Boston Scientific †	21,909	376,397
Hospira †	2,798	93,957
Medtronic *	20,986	1,122,960
St. Jude Medical †	6,519	238,335
Stryker	5,557	306,246
Zimmer Holdings †	4,307	337,583

		3,737,903

Health Care Providers & Services 2.38%
Aetna	9,555	412,585
AmerisourceBergen	3,650	164,104
Cardinal Health	7,342	473,045
Caremark Rx	7,714	440,547
CIGNA	1,861	244,852
Coventry Health Care †	2,860	143,143
Express Scripts †	2,410	172,556
Health Management Associates	4,245	89,612
Humana †	3,042	168,253
Laboratory Corporation of America Holdings *†	2,251	165,381
Manor Care	1,337	62,732
McKesson	5,553	281,537
Medco Health Solutions †	5,461	291,836
Patterson †	2,376	84,372
Quest Diagnostics *	2,838	150,414
Tenet Healthcare *†	9,468	65,992
UnitedHealth Group	24,564	1,319,823
WellPoint *†	11,409	897,774

		5,628,558

Health Care Technology 0.04%
IMS Health	3,752	103,105

COMMON STOCK - Continued
Hotels, Restaurants & Leisure 1.61%
Carnival *	8,181	$401,278
Darden Restaurants	2,566	103,076
Harrah’s Entertainment	3,496	289,189
Hilton Hotels	7,001	244,335
International Game Technology *	6,204	286,625
Marriott International Class A *	6,197	295,721
McDonald’s	22,589	1,001,370
Starbucks †	13,712	485,679
Starwood Hotels & Resorts Worldwide	3,960	247,500
Wendy’s International	1,550	51,290
Wyndham Worldwide †	3,573	114,407
Yum Brands	4,936	290,237

		3,810,707

Household Durables 0.64%
Black & Decker	1,177	94,125
Centex *	2,254	126,833
D.R. Horton	4,859	128,715
Fortune Brands	2,831	241,738
Harman International Industries	1,161	115,996
KB HOME	1,560	79,997
Leggett & Platt	3,081	73,636
Lennar Class A	2,507	131,517
Newell Rubbermaid	4,994	144,575
Pulte Homes	3,963	131,255
Snap-On	1,212	57,740
Stanley Works	1,509	75,888
Whirlpool	1,422	118,054

		1,520,069

Household Products 2.16%
Clorox	2,776	178,080
Colgate-Palmolive	9,530	621,737
Kimberly-Clark	8,319	565,276
Procter & Gamble	58,081	3,732,867

		5,097,960

Independent Power Producers & Traders 0.42%
AES †	11,954	263,466
Constellation Energy Group	3,383	232,987
Dynegy †	7,692	55,690
TXU	8,324	451,244

		1,003,387

Industrial Conglomerates 3.98%
3M	13,539	1,055,094
General Electric	189,026	7,033,658
Textron	2,325	218,015
Tyco International	36,408	1,106,803

		9,413,570

Insurance 4.79%
ACE Limited	5,970	361,603
AFLAC	8,948	411,608
Allstate	11,368	740,170
Ambac Financial Group	1,941	172,885
American International Group	47,591	3,410,370
Aon	5,540	195,784
Chubb	7,649	404,709
Cincinnati Financial	3,303	149,659
Genworth Financial	8,338	285,243
Hartford Financial Services Group	5,677	529,721
Lincoln National •	5,335	354,244
Loews	8,383	347,643
Marsh & McLennan *	10,077	308,961

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Insurance - Continued
MBIA	2,433	$177,755
MetLife *	13,978	824,842
Principal Financial Group	4,988	292,796
Progressive	13,747	332,952
Prudential Financial	8,732	749,730
SAFECO *	1,851	115,780
St. Paul Travelers	12,543	673,434
Torchmark	1,895	120,825
UnumProvident	5,958	123,807
XL Capital Limited Class A *	3,272	235,649

		11,320,170

Internet & Catalog Retail 0.16%
Amazon.com †	5,822	229,736
InterActiveCorp †	3,985	148,083

		377,819

Internet Software & Services 1.32%
eBay *†	21,182	636,943
Google Class A †	3,913	1,801,858
VeriSign †	4,339	104,353
Yahoo †	22,236	567,907

		3,111,061

IT Services 0.98%
Affiliated Computer Services Class A *†	2,290	111,844
Automatic Data Processing	9,984	491,712
Cognizant Technology Solutions Class A †	2,622	202,314
Computer Sciences †	3,222	171,958
Convergys †	2,833	67,369
Electronic Data Systems *	9,440	260,072
Fidelity National Information Services	2,466	98,862
First Data	14,298	364,885
Fiserv †	3,081	161,506
Paychex	6,147	243,052
SABRE Holdings Class A	2,541	81,032
Unisys *†	6,654	52,167

		2,306,773

Leisure Equipment & Products 0.18%
Brunswick	1,901	60,642
Eastman Kodak *	5,144	132,715
Hasbro	2,877	78,398
Mattel	6,821	154,564

		426,319

Life Sciences Tools & Services 0.28%
Applera Corp. - Applied Biosystems Group	3,253	119,353
Millipore †	953	63,470
PerkinElmer	2,041	45,371
Thermo Fisher Scientific †	7,622	345,200
Waters †	1,896	92,847

		666,241

Machinery 1.42%
Caterpillar	11,833	725,718
Cummins *	944	111,562
Danaher *	4,389	317,939
Deere & Co.	4,297	408,516
Dover	3,738	183,237
Eaton	2,729	205,057
Illinois Tool Works	7,725	356,818
Ingersoll-Rand Class A	5,493	214,941
ITT	3,293	187,108
PACCAR *	4,562	296,074
Pall	2,106	72,762
COMMON STOCK - Continued
Machinery - Continued
Parker-Hannifin	2,181	$167,675
Terex †	1,857	119,925

		3,367,332

Media 3.69%
CBS Class B	14,542	453,420
Clear Channel Communications	9,192	326,684
Comcast Class A *†	38,098	1,612,687
DIRECTV Group †	14,045	350,282
Disney (Walt) *	37,865	1,297,634
Dow Jones & Co. *	1,149	43,662
Gannett	4,316	260,945
Interpublic Group †	7,764	95,031
McGraw-Hill Companies	6,548	445,395
Meredith	819	46,151
New York Times Class A	2,494	60,754
News Class A	43,028	924,241
Omnicom Group	3,186	333,064
Scripps (E.W.) Class A *	1,456	72,713
Time Warner	73,625	1,603,553
Tribune *	3,451	106,222
Univision Communications Class A *†	4,811	170,406
Viacom Class B †	12,677	520,137

		8,722,981

Metals & Mining 0.91%
Alcoa	15,721	471,787
Allegheny Technologies	1,812	164,312
Freeport-McMoRan Copper & Gold Class B	3,641	202,913
Newmont Mining *	8,366	377,725
Nucor *	5,652	308,938
Phelps Dodge	3,788	453,499
United States Steel	2,240	163,834

		2,143,008

Multiline Retail 1.14%
Big Lots *†	1,806	41,394
Dillard’s Class A *	1,072	37,488
Dollar General	5,786	92,923
Family Dollar Stores	2,668	78,252
Federated Department Stores	9,495	362,044
Kohl’s †	5,920	405,106
Nordstrom	4,151	204,810
Penney (J.C.) *	4,156	321,508
Sears Holdings †	1,538	258,276
Target	15,815	902,247

		2,704,048

Multi-Utilities & Unregulated Power 1.45%
Ameren	3,792	203,744
CenterPoint Energy *	5,338	88,504
CMS Energy *†	4,178	69,773
Consolidated Edison *	4,651	223,574
Dominion Resources	6,418	538,085
DTE Energy	3,379	163,577
Duke Energy	23,047	765,391
KeySpan	3,341	137,582
Nisource	5,277	127,176
PG&E	6,286	297,516
Public Service Enterprise Group	4,666	309,729
Sempra Energy	4,828	270,223
TECO Energy	3,598	61,994
Xcel Energy *	7,616	175,625

		3,432,493

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Office Electronics 0.13%
Xerox †	17,914	$303,642

Oil, Gas & Consumable Fuel 7.98%
Anadarko Petroleum	8,546	371,922
Apache	6,128	407,573
Chesapeake Energy	6,972	202,537
Chevron *	40,061	2,945,685
ConocoPhillips	30,127	2,167,638
Consol Energy *	3,275	105,226
Devon Energy	8,026	538,384
El Paso	12,610	192,681
EOG Resources	4,498	280,900
Exxon Mobil	106,919	8,193,204
Hess	4,934	244,578
Kinder Morgan *	1,939	205,049
Marathon Oil	6,387	590,798
Murphy Oil	3,337	169,686
Occidental Petroleum	15,855	774,200
Peabody Energy	4,356	176,026
Sunoco	2,210	137,816
Valero Energy	10,983	561,890
Williams Companies	11,025	287,973
XTO Energy	6,701	315,282

		18,869,048

Paper & Forest Products 0.29%
International Paper	8,428	287,395
MeadWestvaco	3,115	93,637
Weyerhaeuser	4,262	301,110

		682,142

Personal Products 0.16%
Avon Products *	8,144	269,078
Estee Lauder Companies Class A	2,470	100,825

		369,903

Pharmaceuticals 6.23%
Abbott Laboratories	28,000	1,363,880
Allergan	2,801	335,392
Barr Pharmaceuticals †	1,890	94,727
Bristol-Myers Squibb	36,216	953,205
Forest Laboratories †	5,897	298,388
Johnson & Johnson *	53,253	3,515,762
King Pharmaceuticals †	4,073	64,842
Lilly (Eli)	17,935	934,414
Merck & Co.	39,742	1,732,751
Mylan Laboratories	3,556	70,978
Pfizer	132,454	3,430,559
Schering-Plough	26,941	636,885
Watson Pharmaceuticals †	2,166	56,381
Wyeth	24,561	1,250,646

		14,738,810

Real Estate Investment Trusts 1.11%
Apartment Investment & Management Class A	1,683	94,282
Archstone-Smith Trust	3,907	227,426
Boston Properties	2,082	232,934
Equity Office Properties Trust	6,481	312,190
Equity Residential	5,327	270,345
Kimco Realty	4,140	186,093
Plum Creek Timber	3,243	129,234
ProLogis	4,483	272,432
Public Storage	2,196	214,110
COMMON STOCK - Continued
Real Estate Investment Trusts - Continued
Simon Property Group	4,066	$411,844
Vornado Realty Trust *	2,227	270,581

		2,621,471

Real Estate Management & Development 0.10%
CB Richard Ellis Group Class A †	3,412	113,278
Realogy †	3,789	114,883

		228,161

Road & Rail 0.69%
Burlington Northern Santa Fe	6,514	480,799
CSX	7,838	269,862
Norfolk Southern	7,174	360,780
Ryder System	1,105	56,421
Union Pacific	5,018	461,757

		1,629,619

Semiconductors & Semiconductor Equipment 2.39%
Advanced Micro Devices †	10,092	205,372
Altera *†	6,530	128,510
Analog Devices	6,117	201,066
Applied Materials *	25,168	464,350
Broadcom Class A *†	8,792	284,070
Intel *	105,553	2,137,447
KLA-Tencor *	3,609	179,548
Linear Technology	5,430	164,638
LSI Logic *†	7,628	68,652
Maxim Integrated Products *	5,717	175,055
Micron Technology †	13,805	192,718
National Semiconductor *	5,355	121,559
Novellus Systems *†	2,132	73,383
NVIDIA †	6,398	236,790
PMC-Sierra *†	3,488	23,404
Teradyne *†	3,763	56,294
Texas Instruments	27,164	782,323
Xilinx	6,444	153,432

		5,648,611

Software 3.34%
Adobe Systems *†	10,788	443,603
Autodesk †	4,343	175,718
BMC Software †	3,575	115,115
CA *	7,541	170,804
Citrix Systems †	3,419	92,484
Compuware *†	5,675	47,273
Electronic Arts †	5,595	281,764
Intuit †	6,227	189,986
Microsoft	158,519	4,733,376
Novell †	5,989	37,132
Oracle †	73,234	1,255,231
Symantec *†	17,171	358,015

		7,900,501

Specialty Retail 1.97%
AutoNation †	2,735	58,310
AutoZone †	886	102,386
Bed Bath & Beyond †	5,318	202,616
Best Buy	7,441	366,023
Circuit City Stores	2,461	46,710
Gap	9,895	192,953
Home Depot	37,477	1,505,077
Limited Brands	6,227	180,209
Lowe’s Companies *	27,727	863,696
Office Depot †	5,163	197,072
OfficeMax	1,274	63,254

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Specialty Retail - Continued
RadioShack	2,818	$47,286
Sherwin-Williams	2,146	136,443
Staples	13,342	356,231
Tiffany & Co.	2,580	101,239
TJX	8,305	236,526

		4,656,031

Textiles, Apparel & Luxury Goods 0.39%
Coach †	6,759	290,367
Jones Apparel Group	1,880	62,848
Liz Claiborne	1,809	78,619
NIKE Class B	3,512	347,794
VF *	1,666	136,745

		916,373

Thrift & Mortgage Finance 1.46%
Countrywide Financial	11,398	483,845
Fannie Mae	17,835	1,059,220
Freddie Mac	12,722	863,824
MGIC Investment	1,517	94,873
Sovereign Bancorp *	6,545	166,178
Washington Mutual	17,198	782,337

		3,450,277

Tobacco 1.55%
Altria Group	38,367	3,292,656
Reynolds American *	3,065	200,666
UST *	2,862	166,568

		3,659,890

Trading Company & Distributors 0.04%
Grainger (W.W.)	1,353	94,629

Wireless Telecommunication Services 0.60%
ALLTEL	6,758	408,724
Sprint Nextel *	53,238	1,005,666

		1,414,390

TOTAL COMMON STOCK (Cost $202,493,222)		232,973,397

	Principal Amount
	(U.S.$)

U.S. TREASURY OBLIGATIONS 0.10%

U S Treasury Bill oo! 4.89% 3/8/07	$235,000	$232,978

TOTAL U.S. TREASURY OBLIGATIONS (Cost $232,916)		232,978

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 98.60% (Cost $202,726,138)		233,206,375

SECURITIES LENDING COLLATERAL ** 19.40%

	Number of
	Shares

Short-Term Investments 19.40%
Citibank Investors Principal Preservation Trust I, 5.30%	45,876,269	45,876,269

TOTAL SECURITIES LENDING COLLATERAL (Cost $45,876,269)		45,876,269

TOTAL MARKET VALUE OF SECURITIES 118.00% (Cost $248,602,407)		279,082,644	x
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL ** (19.40%)		(45,876,269)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 1.40%		3,303,475

NET ASSETS APPLICABLE TO 23,850,826 SHARES OUTSTANDING; EQUIVALENT TO $9.916 PER SHARE 100.00%		$236,509,850

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized)		$238,508
Capital paid in		223,780,640
Undistributed net investment income		3,990,131
Accumulated net realized loss on investments		(21,953,642)
Net unrealized appreciation of investments		30,454,213

TOTAL NET ASSETS		$236,509,850

†	Non-income producing security for the year ended December 31, 2006.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
x	Includes $44,291,794 of securities loaned.
!   Zero coupon security. The interest rate shown is the yield at the time of purchase.

oo	Fully or partially pledged as collateral for financial futures contracts.

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

•	Considered an affiliated company. See Note 2 in “Notes to Financial Statements.” Investments in companies considered to be affiliates of the Portfolio were as follows:

	Balance at	Gross	Gross	Realized Gains	Market Value	Dividend
Company	Beginning of Period	Additions	Reductions	During the Period	12/31/06	Income
Jefferson-Pilot	$164,243	$—	$157,436	$29,195	$—	$1,121
Lincoln National	191,279	—	40,312	16,486	354,244	7,832
Mellon Financial	297,496	—	38,675	4,880	321,773	7,115

	$653,018				$676,017	$16,068

The following futures contracts were outstanding at December 31, 2006:

Futures Contracts1

Contracts	Notional	Notional		Unrealized
to Buy	Cost	Value	Expiration Date	Depreciation

52 S&P 500 E-mini	$3,739,864	$3,713,840	3/16/07	$(26,024)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio’s (as defined below) total exposure in such contracts, whereas only the net unrealized depreciation is reflected in the Portfolio’s net assets.

1 See Note 8 in “Notes to Financial Statements.”

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. Ensemble, Allegiance, Pilot and Alpha products are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing any of these products.

See accompanying notes.

VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Massachusetts Financial Services Company (Since 11/15/06)
Steven R. Gorhan, CFA, Senior Vice President
Navin P. Chitkara, Vice President
Katrina Mead, CFA, Vice President

INVESTMENT OBJECTIVE

The objective of the Value Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, to seek a reasonable level of current income.

VALUE PORTFOLIO
AND THE RUSSELL 1000® VALUE INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Russell 1000®
	Value	Value Index

1 Year	19.66%	22.25%
5 Year	7.82%	10.86%
10 Year	9.52%	11.00%

Inception Date - May 1, 1992. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the Value Portfolio (the “Portfolio”) 10 years ago with similar investments in the Russell 1000® Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The Russell 1000® Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Credit Suisse Asset Management, LLC sub-advised the Value Portfolio through November 14, 2006.

Overview

The period was a positive one for the stock market, rising 13.5% through November 14, 2006 as measured by the S&P 500® Index. The year began strongly with equities rallying into early May with energy, materials and telecommunications stocks leading the way. However, renewed inflation and interest rate concerns sparked a strong sell off that persisted into mid June. Early third quarter market jitters largely evaporated as the US Federal Reserve, after raising rates 17 times in the course of two years, held interest rates steady at both its August and September meetings. Third quarter momentum carried into the first half of the fourth quarter with the S&P 500® Index and Dow Jones Industrial Average continuing to achieve all time highs.

Portfolio Performance

The Value Portfolio participated in the strong stock market performance but modestly trailed its benchmark. From December 31, 2005 through November 14, 2006, the Value Portfolio returned 16.7% versus a gain of 18.4% for the Russell 1000® Value Index. This was due in part to our relatively conservative technology holdings that lagged when their more speculative peers were in favor. On the positive side, the Portfolio was aided by good stock selection in the producer durables sector, as many of the late cycle cyclical stocks surged on strong earnings.

Outlook

We believe that the stock market may likely continue to post modest gains into 2007. The typical excesses that often foreshadow a downturn are not evident to us. Corporate balance sheets are strong and profits in most sectors remain buoyant, even if they begin to slow from what we believe to be the current unsustainable growth level to a more normal level in the high single digits. While the U.S. housing sector has experienced a steep decline, incoming data appears to imply a bottoming is near. This, along with lower energy prices, stable employment and increases in personal income, may indicate that the consumer may continue to spend. Inflation concerns have eased of late as commodity and energy prices have retreated from their respective peaks and The Federal Reserve Board is now in the enviable position to potentially be flexible in its application of monetary policy. Barring any major negative geopolitical events, we remain of the opinion that the U.S. economy’s slowdown will likely take the form of a soft landing, not a recession.

Massachusetts Financial Services Company sub-advised the Portfolio from November 15, 2006 — December 31, 2006

Summary of Results

For the period November 15, 2006 through December 31, 2006, the Value Portfolio had a total return of 2.56%. This compares with a return of 3.24% for the Portfolio’s benchmark, the Russell 1000® Value Index.

Detractors from performance

Security selection in the utilities and communications sector held back relative results. Within this sector, our overweighted position in weak-performing wireless provider Sprint Nextel was a primary detractor. Not owning benchmark constituents Bellsouth and SBC Communications also detracted as both stocks performed strongly over the reporting period.

Stock selection in the basic materials sector was another area of relative weakness. Overweighting chemical company PPG Industries hurt results as the stock underperformed the Russell 1000® Value Index Stock selection in the technology sector was also a detractor. Our positions in chip giant Intel and enterprise software giant Oracle proved negative as neither of these firms are benchmark constituents and both underperformed the index.

Stocks in other areas that detracted from performance included industrial manufacturer United Technologies, health care firm Johnson & Johnson, and retailer Federated Department Stores.

VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Contributors to performance

Stock selection in the autos & housing sector was an area of relative strength during the period, although no individual securities within this sector were among the top contributors.

Stock selection in health care was also a positive factor. Our avoidance of poor-performing benchmark constituent Pfizer in particular helped results.

Portfolio Outlook

We remain optimistic regarding the environment for our high-quality, lower-risk value equity strategy. While quality is still not being recognized in the market to the degree that we believe it should be, we continue our focus on companies with these attributes as we believe this is the best strategy to create long term value for our shareholders. We continue to find investment opportunities within a broader distribution of sectors than has been available to us in recent history. While this means more work in order to uncover ideas in non-traditional spaces for us, we believe the portfolio will be well-rewarded for these efforts. As always, we continue to employ a fundamental, bottom-up investment strategy focused on high quality companies which we believe are trading at inexpensive valuations.

Toward the end of 2006, financial services gave way to utilities & communications as our largest relative underweight within the Portfolio. Finding new ideas within financial services increased our weighting within that sector while extended valuations have made the utilities & communications sector less attractive to us. While we were overweight technology at one point during the year, we are again underweight the sector as solid performance has caused us to reduce exposure.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SECTOR ALLOCATION AND TOP 10 HOLDINGS
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

SECTOR	% OF NET ASSETS

COMMON STOCK	98.89%

Aerospace & Defense	7.32%
Auto Components	0.46%
Beverages	1.67%
Building Products	1.92%
Capital Markets	8.47%
Chemicals	4.80%
Commercial Banks	3.49%
Commercial Services & Supplies	1.16%
Communications Equipment	0.40%
Computers & Peripherals	0.38%
Consumer Finance	0.98%
Containers & Packaging	0.18%
Diversified Financial Services	7.60%
Diversified Telecommunications Services	0.96%
Electric Utilities	2.02%
Electrical Equipment	0.66%
Energy Equipment & Services	0.86%
Food & Staples Retailing	0.51%
Food Products	2.22%
Health Care Providers & Services	1.51%
Household Durables	0.25%
Independent Power Producers & Traders	0.68%
Insurance	9.32%
Leisure Equipment & Products	0.30%
Machinery	2.43%
Media	1.86%
Multiline Retail	1.10%
Multi-Utilities & Unregulated Power	2.07%
Oil, Gas & Consumable Fuel	10.92%
Paper & Forest Products	0.48%
Pharmaceuticals	6.89%
Road & Rail	1.93%
Semiconductors & Semiconductor Equipment	1.00%
Software	0.87%
Specialty Retail	0.50%
Textiles, Apparel & Luxury Goods	1.40%
Thrift & Mortgage Finance	2.33%
Tobacco	4.00%
Trading Company & Distributors	0.62%
Wireless Telecommunication Services	2.37%

COMMERCIAL PAPER	0.87%

SECURITIES LENDING COLLATERAL	11.62%

TOTAL MARKET VALUE OF SECURITIES	111.38%
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(11.62%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	0.24%

TOTAL NET ASSETS	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

TOP 10 HOLDINGS% OF NET ASSETS

Bank of America	4.14%
Altria Group	4.00%
Lockheed Martin	3.86%
Citigroup	3.46%
Allstate	3.41%
MetLife	2.90%
Johnson & Johnson	2.84%
Goldman Sachs	2.74%
Exxon Mobil	2.55%
Total ADR	2.35%

VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 98.89%

Aerospace & Defense 7.32%
Lockheed Martin	45,700	$4,207,599
Northrop Grumman *	32,390	2,192,803
United Technologies	25,450	1,591,134

		7,991,536

Auto Components 0.46%
Johnson Controls	5,820	500,054

Beverages 1.67%
Diageo	59,110	1,162,171
PepsiCo	10,540	659,277

		1,821,448

Building Products 1.92%
Masco *	70,130	2,094,783

Capital Markets 8.47%
Bank of New York	40,400	1,590,548
Franklin Resources	6,060	667,630
Goldman Sachs	15,020	2,994,236
Lehman Brothers Holdings *	10,630	830,416
Mellon Financial	23,300	982,095
Merrill Lynch & Co. *	8,090	753,179
UBS	23,619	1,428,840

		9,246,944

Chemicals 4.80%
Air Products & Chemicals	11,720	823,682
Dow Chemical	18,970	757,662
Nalco Holding †	12,340	252,476
PPG Industries	21,560	1,384,367
Praxair	11,050	655,597
Syngenta	7,350	1,364,835

		5,238,619

Commercial Banks 3.49%
PNC Financial Services Group *	20,090	1,487,464
SunTrust Banks	27,520	2,324,064

		3,811,528

Commercial Services & Supplies 1.16%
Accenture Limited Class A	34,270	1,265,591

Communications Equipment 0.40%
Cisco Systems †	15,980	436,733

Computers & Peripherals 0.38%
Hewlett-Packard	10,130	417,255

Consumer Finance 0.98%
American Express	17,680	1,072,646

Containers & Packaging 0.18%
Smurfit-Stone Container *†	18,190	192,086

Diversified Financial Services 7.60%
Bank of America	84,600	4,516,794
Citigroup	67,710	3,771,447

		8,288,241

Diversified Telecommunications Services 0.96%
Embarq	10,380	545,574
Verizon Communications *	13,400	499,016

		1,044,590

COMMON STOCK - Continued
Electric Utilities 2.02%
Entergy	7,770	$717,326
FPL Group	22,250	1,210,846
PPL	7,610	272,742

		2,200,914

Electrical Equipment 0.66%
Cooper Industries	2,270	205,276
Rockwell Automation	8,370	511,240

		716,516

Energy Equipment & Services 0.86%
Noble *	5,220	397,503
Royal Dutch Shell ADR	7,670	542,959

		940,462

Food & Staples Retailing 0.51%
CVS *	18,120	560,089

Food Products 2.22%
Kellogg *	24,240	1,213,454
Nestle	2,765	980,403
Tyson Foods Class A *	13,830	227,504

		2,421,361

Health Care Providers & Services 1.51%
Caremark Rx	5,960	340,376
UnitedHealth Group	5,760	309,485
WellPoint *†	12,670	997,002

		1,646,863

Household Durables 0.25%
Toll Brothers *†	8,550	275,567

Independent Power Producers & Traders 0.68%
TXU	13,690	742,135

Insurance 9.32%
AFLAC	8,560	393,760
Allstate	57,100	3,717,780
Chubb	12,750	674,603
Genworth Financial	33,340	1,140,561
Hartford Financial Services Group	11,550	1,077,731
MetLife *	53,630	3,164,706

		10,169,141

Leisure Equipment & Products 0.30%
Hasbro	12,070	328,908

Machinery 2.43%
Deere & Co. *	25,810	2,453,757
Illinois Tool Works	4,260	196,769

		2,650,526

Media 1.86%
Disney (Walt)	12,370	423,920
New York Times Class A *	11,120	270,883
Viacom Class B †	21,330	875,170
WPP Group	34,190	461,824

		2,031,797

Multiline Retail 1.10%
Federated Department Stores	31,520	1,201,858

VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Multi-Utilities & Unregulated Power 2.07%
Dominion Resources	24,200	$2,028,928
Public Service Enterprise Group	3,440	228,347

		2,257,275

Oil, Gas & Consumable Fuel 10.92%
Apache	11,420	759,544
Chevron	11,130	818,389
ConocoPhillips	29,210	2,101,660
Devon Energy	15,300	1,026,324
EOG Resources	10,110	631,370
Exxon Mobil	36,330	2,783,967
Hess *	24,690	1,223,883
Total ADR	35,700	2,567,543

		11,912,680

Paper & Forest Products 0.48%
Bowater *	6,510	146,475
International Paper	10,980	374,418

		520,893

Pharmaceuticals 6.89%
Abbott Laboratories	11,870	578,188
Johnson & Johnson	47,000	3,102,940
Lilly (Eli)	18,080	941,968
Merck & Co.	26,550	1,157,580
Wyeth *	34,210	1,741,973

		7,522,649

Road & Rail 1.93%
Burlington Northern Santa Fe	17,170	1,267,318
CON-WAY Inc	1,600	70,464
Norfolk Southern	15,280	768,431

		2,106,213

Semiconductors & Semiconductor Equipment 1.00%
Analog Devices	4,880	160,406
Intel	45,840	928,260

		1,088,666

Software 0.87%
Oracle †	55,340	948,528

Specialty Retail 0.50%
Sherwin-Williams	8,600	546,788

Textiles, Apparel & Luxury Goods 1.40%
Hanesbrands †	3,320	78,418
NIKE Class B	14,670	1,452,771

		1,531,189

Thrifts & Mortgage Finance 2.33%
Fannie Mae	34,030	2,021,042
Freddie Mac	7,670	520,793

		2,541,835

Tobacco 4.00%
Altria Group	50,820	4,361,374

Trading Company & Distributors 0.62%
Grainger (W.W.)	9,720	679,817

COMMON STOCK - Continued
Wireless Telecommunication Services 2.37%
Sprint Nextel *	79,230	$1,496,654
Vodafone	395,360	1,092,059

		2,588,713

TOTAL COMMON STOCK (cost $100,812,120)		107,914,811

	Principal Amount
	(U.S.$)

COMMERCIAL PAPER ≠ 0.87%

Falcon Asset 5.28% 1/2/07	$957,000	956,860

TOTAL COMMERCIAL PAPER (cost $956,860)		956,860

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 99.76% (cost $101,768,980)		108,871,671

SECURITIES LENDING COLLATERAL ** 11.62%

	Number of
	Shares

Short-Term Investments 11.62%
CitiBank Investors Principal Preservation Trust I, 5.30%	12,677,051	12,677,051

TOTAL SECURITIES LENDING COLLATERAL (cost $12,677,051)		12,677,051

TOTAL MARKET VALUE OF SECURITIES 111.38% (cost $114,446,031)		121,548,722	x
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL ** (11.62%)		(12,677,051)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 0.24%		257,222

NET ASSETS APPLICABLE TO 4,402,794 SHARES OUTSTANDING; EQUIVALENT TO $24.786 PER SHARE 100.00%		$109,128,893

VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:

Par value ($0.01 par value, 1,000,000,000 shares authorized)	$44,028
Capital paid in	79,459,413
Undistributed net investment income	1,488,354
Accumulated net realized gain on investments	21,033,870
Net unrealized appreciation of investments and foreign currencies	7,103,228

TOTAL NET ASSETS	$109,128,893

†	Non-income producing security for the year ended December 31, 2006.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
x	Includes $12,239,989 of securities loaned.

≠	The interest rate shown is the effective yield as of the time of purchase.

Summary of Abbreviations:
ADR - American Depositary Receipts
GBP - British Pound Sterling
USD - United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2006:

Foreign Currency Exchange Contracts1

			Unrealized
Contracts to Receive	In Exchange For	Settlement Date	Appreciation
GBP 10,021	USD (19,601)	1/2/07	$24

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Portfolio’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes.

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MID-CAP GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Turner Investment Partners, Inc.
Christopher K. McHugh, Vice President and Senior Portfolio Manager
Jason D. Schrotberger, CFA, Portfolio Manager*
Tara R. Hedlund, CFA, CPA, Portfolio Manager*

INVESTMENT OBJECTIVE

The Mid-Cap Growth Portfolio seeks capital appreciation by investing primarily in common stocks and other equity securities of midsize U.S. companies that the Sub-Adviser believes offer strong earnings growth potential.

MID-CAP GROWTH PORTFOLIO
AND THE RUSSELL MIDCAP® GROWTH INDEX*
Comparison of Change in Value of $10,000 Investment

*	Effective October 1, 2006, Tara Hedlund and Jason Schrotberger were named co-managers of the JPVF Mid-Cap Growth Portfolio assisting Chris McHugh, who has been the lead portfolio manager since Inception. Ms. Hedlund and Mr. Schrotberger succeed Bob Turner and Bill McVail, who have been co-managers also since inception. Mr. Turner will continue to serve as the lead portfolio manager of the Turner large-cap growth portfolios, and Mr. McVail will remain in charge of the Turner small-cap growth portfolios.

AVERAGE ANNUAL TOTAL RETURNS

	Mid-Cap	Russell Midcap®
	Growth	Growth Index

1 Year	6.72%	10.66%
5 Year	6.51%	8.22%
Inception	2.91%	5.51%

Inception Date - May 1, 2001. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the Mid-Cap Growth Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell Midcap® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The Russell Midcap® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

MID-CAP GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Over the last year the Mid-Cap Growth Portfolio experienced an environment in which stocks with the highest earnings growth rates underperformed stocks with the lowest earnings growth.

The Mid-Cap Growth Portfolio lagged its benchmark by about 4%, posting a 6.7% return versus a 10.7% return for the Russell Midcap Growth Index. Despite strong absolute performance, 2006 was a challenging environment for active managers to outperform their benchmarks. The Mid-Cap Growth Portfolio was no exception. For the year, only 28% of all Midcap Growth managers were able to beat the Index. It is tough to pin-point the exact reason why the Russell Midcap Growth® benchmark was so difficult to beat in 2006, but one key issue was that the highest earnings growth companies in the Russell Midcap Growth® Index underperformed the companies with lowest earnings growth rates. Since the Portfolio invests in companies with the highest earnings, Turner had a difficult time outperforming the benchmark in 2006.

Most of the Portfolio’s underperformance versus the benchmark for the year came from the health care and technology sectors. In the health care sector, Humana (-27%) and Express Scripts (-22%) were the biggest detractors. Humana is a managed care company that has been impacted by the scrutiny of pricing in the industry. Express Scripts is an independent pharmacy benefit manager in North America. The company came under pressure when Wal-Mart introduced a $4 generic drug program which could threaten Express Scripts’ ability to negotiate with customers. We have sold both companies from the Portfolio.

In technology, Rackable Systems (-62%) and Red Hat (-26%) were two big detractors for the year. Rackable is a provider of high-density computer servers. They also design, market and sell a range of high-capacity storage systems. The stock pulled back mid year on disappointing guidance and indicated that end markets were weakening and pricing pressures loomed. We have liquidated the position. Red Hat provides open source software solutions to the enterprise, Red Hat Enterprise Linux. The stock was sold in the third quarter due to concerns around the company’s decline in billing during the quarter. In addition, other companies, like Sun Microsystems, pose a competitive threat to Red Hat.

On a positive note, the materials and processing and producer durables sectors posted excess returns relative to the benchmark. Contribution to the materials and processing sector was, in large part, due to overweight positions in Precision Castparts (+51%) and Allegheny Technologies (+153%). Precision Castparts engages in the manufacture of metal components and products. Strong revenues and margins in the Forged Products segment of the business and the acquisition of GSC Industries helped to advance the stock. Allegheny Technologies produces and sells a range of specialty metals. The company announced that it signed a long-term agreement with Boeing for the supply of titanium products for commercial aerospace applications. The expected total revenue under the agreement is approximately $2.5 billion.

In the producer durables sector, Varian Semiconductor Equipment (+55%) and Polycom (+42%) were the largest contributors to performance. Varian Semiconductor is a supplier of ion implantation systems used in the fabrication of semiconductor chips. The company has benefited from its increased exposure to Japan and its improving relationship with the Japanese semiconductor company, Elpida, which is a large customer of Varian. Upside to the stock is also being driven by potential business with Toshiba and Sony in 2007 and a big strategic win with Intel. Polycom is a provider of voice conferencing equipment. The following events should foster growth at Polycom: the evolution of product lines, new products in Europe, an arrangement to provide Microsoft with VoIP phones, and Polycom’s ability to establish pricing power as demand increases.

We remain optimistic that over the next 12 months a recession will be avoided, although the economy should continue to slow. As the economy slows, the profitability of some companies is likely to falter and the stocks of companies able to keep achieving above-average growth should do well, in our estimation. In short, we anticipate that investors may be willing to pay a premium for superior earnings growth and bona fide growth stocks. Overall, Wall Street analysts are projecting that corporate America’s earnings should continue increasing at a double-digit clip in 2007, although some say such a growth rate is unlikely. A combination of accelerating inflation and rising rates could blunt corporate earnings and precipitate a recession - and in the process bring the bull market to a halt. But we don’t think that will happen. As we see it, the economy should grow at a solid pace, inflation should be subdued, corporate earnings growth should reach the high single digits at least, and the stock market should have more gains in store for 2007.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

MID-CAP GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SECTOR ALLOCATION AND TOP 10 HOLDINGS
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

SECTOR	% OF NET ASSETS

COMMON STOCK	99.45%

Aerospace & Defense	1.78%
Air Freight & Logistics	0.78%
Airlines	1.98%
Beverages	0.56%
Biotechnology	3.14%
Capital Markets	4.79%
Chemicals	0.51%
Commercial Banks	0.30%
Commercial Services & Supplies	1.13%
Communications Equipment	3.04%
Computers & Peripherals	3.15%
Containers & Packaging	0.50%
Diversified Financial Services	2.06%
Diversified Telecommunications Services	1.32%
Electrical Equipment	3.06%
Energy Equipment & Services	3.91%
Food Products	2.49%
Gas Utilities	0.47%
Health Care Equipment & Supplies	1.75%
Health Care Providers & Services	2.08%
Hotels, Restaurants & Leisure	7.39%
Household Durables	1.24%
Industrial Conglomerates	1.01%
Insurance	0.46%
Internet & Catalog Retail	2.43%
Internet Software & Services	4.24%
IT Services	2.29%
Life Sciences Tools & Services	3.17%
Machinery	0.73%
Media	0.55%
Metals & Mining	0.86%
Multiline Retail	1.33%
Oil, Gas & Consumable Fuel	3.14%
Pharmaceuticals	5.40%
Real Estate Investment Trusts	0.94%
Real Estate Management & Development	1.21%
Road & Rail	0.50%
Semiconductors & Semiconductor Equipment	8.47%
Software	3.24%
Specialty Retail	2.52%
Textiles, Apparel & Luxury Goods	4.76%
Wireless Telecommunication Services	4.77%

SECURITIES LENDING COLLATERAL	29.14%

TOTAL MARKET VALUE OF SECURITIES	128.59%
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(29.14%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	0.55%

TOTAL NET ASSETS	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

TOP 10 HOLDINGS	% OF NET ASSETS

International Game Technology	2.60%
NII	2.41%
Coach	2.31%
KLA-Tencor	1.83%
Hilton Hotels	1.80%
Precision Castparts	1.78%
NVIDIA	1.76%
Celgene	1.76%
F5 Networks	1.73%
NutriSystem	1.59%

MID-CAP GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 99.45%

Aerospace & Defense 1.78%
Precision Castparts	5,940	$464,983

Air Freight & Logistics 0.78%
Robinson (C.H.) Worldwide	4,950	202,406

Airlines 1.98%
Continental Airlines Class B †*	7,510	309,788
US Airways Group †*	3,840	206,784

		516,572

Beverages 0.56%
Hansen Natural †	4,350	146,508

Biotechnology 3.14%
Alexion Pharmaceuticals †*	4,160	168,022
Celgene †*	7,960	457,939
MedImmune †	5,950	192,602

		818,563

Capital Markets 4.79%
Affiliated Managers Group †*	2,840	298,568
Greenhill & Co. *	2,510	185,238
Northern Trust	4,440	269,464
T. Rowe Price Group	8,440	369,418
TD AmeriTrade Holding †	7,770	125,719

		1,248,407

Chemicals 0.51%
Agrium	4,250	133,833

Commercial Banks 0.30%
Synovus Financial	2,560	78,925

Commercial Services & Supplies 1.13%
Monster Worldwide †	6,300	293,832

Communications Equipment 3.04%
F5 Networks †	6,080	451,197
Polycom †	11,070	342,174

		793,371

Computers & Peripherals 3.15%
Isilon Systems †	3,860	106,536
Network Appliance †	8,140	319,739
QLogic †	12,080	264,794
SanDisk †	3,040	130,811

		821,880

Containers & Packaging 0.50%
Owens-Illinois †*	7,040	129,888

Diversified Financial Services 2.06%
Intercontinental Exchange †	3,240	349,596
Nasdaq Stock Market †	6,130	188,743

		538,339

Diversified Telecommunications Services 1.32%
JDS Uniphase †*	11,451	190,774
Leap Wireless International †	2,580	153,433

		344,207

Electrical Equipment 3.06%
AMETEK	8,295	264,113
Energy Conversion Devices †	3,510	119,270
General Cable †*	4,580	200,192
Roper Industries	4,260	214,022

		797,597

COMMON STOCK - Continued
Energy Equipment & Services 3.91%
Cameron International †*	5,060	$268,433
National Oilwell Varco †	4,430	271,027
Smith International *	7,470	306,793
Superior Energy Services †	5,310	173,531

		1,019,784

Food Products 2.49%
Bunge Limited	2,260	163,873
McCormick & Co.	4,140	159,638
Wrigley, (Wm) Jr	6,320	326,870

		650,381

Gas Utilities 0.47%
Questar	1,490	123,745

Health Care Equipment & Supplies 1.75%
Intuitive Surgical †*	2,510	240,709
St. Jude Medical †	5,910	216,070

		456,779

Health Care Providers & Services 2.08%
DaVita †	3,000	170,640
Psychiatric Solutions †*	6,500	243,880
Schein (Henry) †	2,590	126,858

		541,378

Hotels, Restaurants & Leisure 7.39%
Hilton Hotels	13,440	469,056
International Game Technology *	14,680	678,215
Pinnacle Entertainment †	3,870	128,252
WMS Industries †*	7,290	254,129
Wynn Resorts †*	4,230	396,986

		1,926,638

Household Durables 1.24%
Harman International Industries	3,230	322,709

Industrial Conglomerates 1.01%
McDermott International †	5,160	262,438

Insurance 0.46%
Arch Capital Group †	1,780	120,346

Internet & Catalog Retail 2.43%
Nutri/System †*	6,520	413,303
VistaPrint †*	6,620	219,188

		632,491

Internet Software & Services 4.24%
Akamai Technologies †*	7,370	391,495
aQuantive †*	6,880	169,661
Ctrip.com International ADR *	2,500	156,200
Digital River †*	3,070	171,275
VeriSign †	8,980	215,969

		1,104,600

IT Services 2.29%
Fiserv †	6,410	336,012
Paychex	6,580	260,173

		596,185

Life Sciences Tools & Services 3.17%
Applera Corp. — Applied Biosystems Group	5,820	213,536
Pharmaceutical Product Development	7,900	254,538
Thermo Fisher Scientific †	7,920	358,697

		826,771

MID-CAP GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Machinery 0.73%
Harsco	2,510	$191,011

Media 0.55%
Focus Media Holding ADR †	2,170	144,066

Metals & Mining 0.86%
Allegheny Technologies	2,460	223,073

Multiline Retail 1.33%
Penney (J.C.) *	4,470	345,799

Oil, Gas & Consumable Fuel 3.14%
Quicksilver Resources †*	3,850	140,872
Range Resources	12,010	329,794
Southwestern Energy †	3,160	110,758
Williams	9,040	236,125

		817,549

Pharmaceuticals 5.40%
Allergan	3,370	403,524
Forest Laboratories †*	4,940	249,964
Medicis Pharmaceutical Class A *	3,580	125,765
New River Pharmaceuticals †*	2,430	132,945
Sepracor †	3,200	197,056
Shire ADR *	4,820	297,683

		1,406,937

Real Estate Investment Trusts 0.94%
Macerich	2,830	244,993

Real Estate Management & Development 1.21%
CB Richard Ellis Group Class A †	9,500	315,400

Road & Rail 0.50%
CSX	3,820	131,523

Semiconductors & Semiconductor Equipment 8.47%
Altera †*	12,200	240,096
Cymer †*	5,200	228,540
Integrated Device Technology †	14,870	230,188
KLA-Tencor *	9,600	477,599
MEMC Electronic Materials †*	6,040	236,406
NVIDIA †*	12,390	458,553
Varian Semiconductor Equipment †*	7,415	337,531

		2,208,913

Software 3.24%
Activision †*	14,250	245,670
Electronic Arts †	5,010	252,304
salesforce.com †	9,540	347,733

		845,707

Specialty Retail 2.52%
Children’s Place Retail Stores †	2,510	159,435
GameStop Class A †	3,040	167,534
Guess †*	5,200	329,837

		656,806

COMMON STOCK - Continued
Textiles, Apparel & Luxury Goods 4.76%
Coach †	13,990	$601,010
Polo Ralph Lauren	4,590	356,459
Under Armour Class A †*	5,620	283,529

		1,240,998

Wireless Telecommunication Services 4.77%
American Tower Class A †	10,440	389,203
Crown Castle International †	6,960	224,808
NII Holdings †	9,750	628,289

		1,242,300

TOTAL COMMON STOCK (cost $22,544,891)		25,928,631

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 99.45% (cost $22,544,891)		25,928,631

SECURITIES LENDING COLLATERAL** 29.14%

Short-Term Investments 29.14%
Citibank Investors Principal Preservation Trust I, 5.30%	7,596,540	$7,596,540

TOTAL SECURITIES LENDING COLLATERAL (cost $7,596,540)		7,596,540

TOTAL MARKET VALUE OF SECURITIES 128.59% (cost $30,141,431)		33,525,171	x
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL ** (29.14%)		(7,596,540)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 0.55%		143,400

NET ASSETS APPLICABLE TO 2,301,151 SHARES OUTSTANDING; EQUIVALENT TO $11.330 PER SHARE 100.00%		$26,072,031

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized)		$23,012
Capital paid in		19,803,000
Accumulated net realized gain on investments		2,862,279
Net unrealized appreciation of investments		3,383,740

TOTAL NET ASSETS		$26,072,031

†	Non-income producing security for the year ended December 31, 2006.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
x	Includes $7,326,676 of securities loaned.
ADR - American Depositary Receipts

See accompanying notes.

[This page intentionally left blank]

MID-CAP VALUE PORTFOLIO

PORTFOLIO MANAGER
Wellington Management Company, LLP
James N. Mordy, Senior Vice President and Partner

INVESTMENT OBJECTIVE

The Mid-Cap Value Portfolio seeks long-term capital appreciation by investing primarily in equity securities of midsize companies that exhibit traditional value characteristics.

MID-CAP VALUE PORTFOLIO
AND THE RUSSELL 2500TM VALUE INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Mid-Cap	Russell 2500tm
	Value	Value Index

1 Year	17.69%	20.18%
5 Year	13.14%	15.51%
Inception	11.35%	14.71%

Inception Date - May 1, 2001. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the Mid-Cap Value Portfolio (the “Portfolio”) at its inception with similar investments in the Russell 2500tm Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The Russell 2500tm Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

MID-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Performance

Through the twelve-month period ended December 31, 2006, the Mid-Cap Value Portfolio returned 17.7%, lagging the 20.2% return for the Russell 2500tm Value Index over the same period.

Review

During the period, equities posted strong positive returns, supporting the Portfolio’s positive, absolute returns. Mid cap stocks trailed small and large cap stocks during the period, as measured by the S&P 400® Midcap, Russell 2000® and S&P 500® indices, respectively. Value stocks continued to outperform growth during the period, as measured by the Russell 1000® Growth and Russell 1000® Value indices. Within the Russell 2500tm Value Index the telecommunication services, materials, and industrials sectors led the group while health care, energy and consumer discretionary lagged on a relative basis, despite posting positive high single to double-digit returns.

Overall allocation decisions detracted from performance relative to the benchmark, while relative stock selection was modestly positive. The Portfolio’s overweight to the weaker performing health care and consumer discretionary sectors weighed on relative returns. Security selection was particularly strong among the materials, information technology and utilities sectors, but was offset by weaker selection in the remaining seven sectors.

The top three contributors to relative performance were Inco (materials), Varian Semiconductor Equipment (information technology) and Reynolds & Reynolds (information technology). Inco benefited from a takeover bidding war between competitors Teck Cominco and Companhia Vale do Rio Doce (CVRD). Brazilian iron ore company CVRD ended up winning Inco, increasing its exposure to assets outside of Brazil. Varian Semiconductor rose with expectations of continued market share gains and margin expansion. Reynolds & Reynolds share price soared following a buyout offer by Universal Computer Systems, a private privately-held industry peer. We continued to hold Varian Semiconductor at the end of the period.

The top three detractors on a relative basis were Cinram (consumer discretionary), Endo Pharmaceutical (health care) and Barr Pharmaceuticals (health care). Shares of Cinram, a compact disc maker, declined on concerns that their largest shareholder, a failed hedge fund, would be forced into a disorderly liquidation of their position. In addition, Cinram’s largest DVD customer, Time Warner, had a weak year in DVD’s, which hurt volumes and profits. Endo Pharmaceutical stock declined following an FDA generics guideline release that increases the chances of competition for a key pain management patch produced by Endo. Barr Pharmaceuticals shares fell sharply in the first half of the year as part of the general malaise for generic drug stocks as well as concerns over litigation settlements. The stock faced uncertainty due to a seven-month long bidding war for Croatian drugmaker Pliva. The company won out and completed the acquisition in late October. We continued to hold all three stocks at the end of the period.

Outlook

We continue to expect economic and corporate profits growth to slow in 2007, both in the US and major global regions (excluding China). While the US housing recession is expected to take a significant bite out of GDP expansion, the effect on consumer spending has, thus far, been muted by continued healthy income and employment growth. While business spending has slowed, corporate balance sheets remain very healthy and managements will continue to feel the pressure from investors to produce attractive returns. Excess inventories need to be worked down in many important sectors of the economy. We believe the Fed will remain on hold until there is a more significant change in the employment picture.

We made some adjustments to our sector exposures, due to both profit taking (consumer discretionary) and uncovering new investment opportunities (materials and financials). Our most significant overweights currently are industrials, information technology, and health care. Going into 2007, a year expected to be marked by lower inflation and lower growth versus 2006, we prefer to be exposed to sectors that have already seen the early signs of a slowdown (industrials) or that have catalysts for appreciation that do not depend directly on economic drivers (health care). Our most notable underweights remain financials and utilities, which we do not deem as undervalued.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

MID-CAP VALUE PORTFOLIO	Jefferson Pilot Variable Fund, Inc.

SECTOR ALLOCATION AND TOP 10 HOLDINGS
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

SECTOR	% OF NET ASSETS

COMMON STOCK	98.29%

Aerospace & Defense	3.63%
Airlines	1.67%
Auto Components	2.39%
Biotechnology	1.43%
Building Products	1.22%
Capital Markets	2.94%
Chemicals	5.91%
Commercial Banks	1.94%
Commercial Services & Supplies	2.41%
Communications Equipment	1.02%
Computers & Peripherals	3.10%
Construction & Engineering	2.16%
Construction Materials	1.02%
Containers & Packaging	2.14%
Diversified Consumer Services	0.60%
Diversified Financial Services	1.77%
Diversified Telecommunications Services	0.85%
Electric Utilities	3.58%
Electrical Equipment	0.47%
Electronic Equipment & Instruments	5.00%
Energy Equipment & Services	0.92%
Food Products	3.58%
Gas Utilities	1.00%
Health Care Equipment & Supplies	1.18%
Health Care Technology	1.31%
Hotels, Restaurants & Leisure	0.99%
Household Durables	0.97%
Industrial Conglomerates	1.34%
Insurance	6.60%
IT Services	1.39%
Machinery	4.91%
Media	6.13%
Metals & Mining	2.40%
Multi-Utilities & Unregulated Power	1.44%
Oil, Gas & Consumable Fuel	3.32%
Pharmaceuticals	4.49%
Real Estate Investment Trusts	1.70%
Road & Rail	1.06%
Semiconductors & Semiconductor Equipment	3.23%
Specialty Retail	2.60%
Textiles, Apparel & Luxury Goods	0.37%
Thrift & Mortgage Finance	0.95%
Trading Company & Distributors	0.87%
Wireless Telecommunication Services	0.29%

SECURITIES LENDING COLLATERAL	26.78%

TOTAL MARKET VALUE OF SECURITIES	125.07%

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(26.78%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	1.71%

TOTAL NET ASSETS	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

TOP 10 HOLDINGS	% OF NET ASSETS

Donnelley ( R.H.)	2.92%
Goodrich	2.38%
Arrow Electronics	2.32%
PPL	2.15%
Ambac Financial Group	2.12%
Bunge Limited	1.99%
Cinram International Income Fund	1.95%
Varian Semiconductor Equipment Associates	1.86%
Barr Pharmaceuticals	1.77%
CIT Group	1.77%

MID-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 98.29%

Aerospace & Defense 3.63%
Alliant Techsystems *†	9,900	$774,081
Goodrich *	32,500	1,480,375

		2,254,456

Airlines 1.67%
UAL *†	23,600	1,038,400

Auto Components 2.39%
American Axle & Manufacturing Holdings *	25,000	474,750
Borg Warner Holdings	10,800	637,416
TRW Automotive †	14,500	375,115

		1,487,281

Biotechnology 1.43%
Theravance *†	28,700	886,543

Building Products 1.22%
American Standard *	16,600	761,110

Capital Markets 2.94%
Affiliated Managers Group *†	5,700	599,241
Apollo Investment *	21,300	477,120
E Trade Financial *†	33,400	748,828

		1,825,189

Chemicals 5.91%
Ashland *	4,900	338,982
Celanese Corporate Series A	31,000	802,280
Chemtura	73,500	707,805
Cytec Industries	19,000	1,073,690
FMC	9,800	750,190

		3,672,947

Commercial Banks 1.94%
City National	2,400	170,880
Huntington Bancshares *	29,900	710,125
UnionBanCal *	5,300	324,625

		1,205,630

Commercial Services & Supplies 2.41%
Donnelley (R.R.) & Sons	23,200	824,528
United Stationers †	14,500	677,005

		1,501,533

Communications Equipment 1.02%
Arris Group *†	23,200	290,232
Powerwave Technologies †	53,100	342,495

		632,727

Computers & Peripherals 3.10%
Avid Technology *†	14,300	532,818
NCR †	17,700	756,852
QLogic †	29,200	640,064

		1,929,734

Construction & Engineering 2.16%
Shaw Group *†	18,600	623,100
URS †	16,800	719,880

		1,342,980

Construction Materials 1.02%
Martin Marietta Materials *	6,100	633,851

Containers & Packaging 2.14%
Owens-Illinois *†	36,800	678,960
Temple-Inland	14,100	649,023

		1,327,983

Diversified Consumer Services 0.60%
Avis Budget Group†	17,200	373,068

COMMON STOCK - Continued
Diversified Financial Services 1.77%
CIT Group	19,700	$1,098,669

Diversified Telecommunications Services 0.85%
Embarq	10,100	530,856

Electric Utilities 3.58%
Northeast Utilities *	31,600	889,856
PPL	37,300	1,336,832

		2,226,688

Electrical Equipment 0.47%
Acuity Brands *	5,600	291,424

Electronic Equipment & Instruments 5.00%
Arrow Electronics †	45,700	1,441,835
Flextronics International *†	68,700	788,676
Tektronix	23,300	679,661
Vishay Intertechnology †	14,475	195,992

		3,106,164

Energy Equipment & Services 0.92%
Brasil Ecodiesel ADR †	18,200	100,590
Brasil Ecodiesel 144A ADR #†	41,500	229,366
SBM Offshore	7,051	242,474

		572,430

Food Products 3.58%
Bunge Limited *	17,100	1,239,921
PAN Fish †	416,000	380,293
Smithfield Foods †	10,400	266,864
Tyson Foods Class A *	20,500	337,225

		2,224,303

Gas Utilities 1.00%
UGI	22,900	624,712

Health Care Equipment & Supplies 1.18%
Cooper	16,500	734,250

Health Care Technology 1.31%
IMS Health	29,700	816,156

Hotels, Restaurants & Leisure 0.99%
Ruby Tuesday *	22,500	617,400

Household Durables 0.97%
Black & Decker	3,800	303,886
Newell Rubbermaid	10,300	298,185

		602,071

Industrial Conglomerates 1.34%
Carlisle Companies	6,200	486,700
Walter Industries	12,800	346,240

		832,940

Insurance 6.60%
Ambac Financial Group*	14,800	1,318,235
Everest Re Group	7,600	745,636
Platinum Underwriters Holdings	15,100	467,194
Reinsurance Group of America	16,800	935,760
UnumProvident	30,600	635,868

		4,102,693

IT Services 1.39%
BearingPoint *†	44,600	351,002
Unisys *†	65,800	515,872

		866,874

MID-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Machinery 4.91%
AGCO *†	15,700	$485,758
Kennametal	13,400	788,590
Parker-Hannifin	6,000	461,280
Terex †	2,200	142,076
Toro	15,100	704,113
Trinity Industries *	13,350	469,920

		3,051,737

Media 6.13%
Cinram International Income Fund	61,700	1,214,265
Donnelley ( R.H.)	28,901	1,812,959
Entercom Communications	27,800	783,404

		3,810,628

Metals & Mining 2.40%
Century Aluminum *†	11,100	495,615
Cleveland-Cliffs *	14,100	683,004
Mueller Water Products Class B †	21,121	314,700

		1,493,319

Multi-Utilities & Unregulated Power 1.44%
Wisconsin Energy	18,900	896,994

Oil, Gas & Consumable Fuel 3.32%
Arch Coal *	15,800	474,474
Newfield Exploration †	17,400	799,530
Noble Energy	16,100	790,027

		2,064,031

Pharmaceuticals 4.49%
Barr Pharmaceuticals †	22,000	1,102,640
Endo Pharmaceuticals Holdings †	33,100	912,898
Impax Laboratories †	78,900	773,220

		2,788,758

Real Estate Investment Trusts 1.70%
KKR Financial	39,500	1,058,205

Road & Rail 1.06%
Genesis Lease ADR *†	28,100	660,350

Semiconductors & Semiconductor Equipment 3.23%
Fairchild Semiconductor International †	38,300	643,823
Lam Research †	4,100	207,542
Varian Semiconductor Equipment Associates *†	25,400	1,156,208

		2,007,573

Specialty Retail 2.60%
Circuit City Stores	32,000	607,360
Foot Locker	45,900	1,006,587

		1,613,947

Textiles, Apparel & Luxury Goods 0.37%
VF *	2,800	229,824

Thrift & Mortgage Finance 0.95%
Webster Financial	12,100	589,512

COMMON STOCK - Continued
Trading Company & Distributors 0.87%
UAP *	21,500	$541,370

Wireless Telecommunication Services 0.29%
Syniverse Holdings *†	12,000	179,880

TOTAL COMMON STOCK (Cost $52,553,580)		61,107,190

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 98.29% (Cost $52,553,580)		61,107,190

SECURITIES LENDING COLLATERAL ** 26.78%

Short-Term Investments 26.78%
Citibank Investors Principal Preservation Trust I, 5.30%	$16,653,323	16,653,323

TOTAL SECURITIES LENDING COLLATERAL (Cost $16,653,323)		16,653,323

TOTAL MARKET VALUE OF SECURITIES 125.07% (Cost $69,206,903)		77,760,513	x
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL ** (26.78%)		(16,653,323)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 1.71%		1,065,095

NET ASSETS APPLICABLE TO 4,295,690 SHARES OUTSTANDING; EQUIVALENT TO $14.473 PER SHARE 100.00%		$62,172,285

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized)		$42,957
Capital paid in		46,815,330
Undistributed net investment income		279,492
Accumulated net realized gain on investments		6,480,366
Net unrealized appreciation of investments and foreign currencies		8,554,140

TOTAL NET ASSETS		$62,172,285

†	Non-income producing security for the year ended December 31, 2006.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled $229,366, which represented 0.37% of the Portfolio’s net assets. See Note 10 in “Notes to Financial Statements.”

x	Includes $16,090,368 of securities loaned.

MID-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

Summary of Abbreviations:
CAD - Canadian Dollar
NOK - Norwegian Krone
USD - United States Dollar
ADR - American Depositary Receipts

The following foreign currency exchange contracts were outstanding at December 31, 2006:

Foreign Currency Exchange Contracts1

			Unrealized
Contracts to Receive	In Exchange For	Settlement Date	Appreciation

CAD 11,510	USD (9,515)	1/3/07	$356
NOK 11,506	USD (1,831)	1/2/07	14

			$370

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Portfolio’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes.

SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGER
Lord, Abbett & Co. LLC (Since 05/01/99)
F. Thomas O’Halloran, CFA, Partner and Portfolio Manager

INVESTMENT OBJECTIVE

The investment objective of the Small Company Portfolio is to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

SMALL COMPANY PORTFOLIO
AND THE RUSSELL 2000® GROWTH INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Russell 2000®
	Small Company	Growth Index

1 Year	13.08%	13.35%
5 Year	6.04%	6.93%
10 Year	2.44%	4.88%

Inception Date - April 18, 1986. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the Small Company Portfolio (the “Portfolio”) 10 years ago with a similar investment in the Russell 2000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The Russell 2000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

SMALL COMPANY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Market Review
In what has become a significant trend, the stock market finished the year with broad strength, as the S&P 1500® Composite Index(1) gained nearly 7% (including dividends) during the fourth quarter 2006, or almost half of the year’s total gain. The positive performance turned-in by equities occurred despite moderating economic fundamentals, as investors began to price in persistent above trend growth in corporate profits. Indeed, since the market’s bottom in 2002, corporate profits have continually outpaced share price gains; meaning investors pay substantially less today for a dollar of earnings than they did four years ago. Even in 2006 with the broad market up in excess of 15% (including dividends), the widely cited price-to-earnings ratio (P/E) narrowed.

The economic backdrop seemed to moderate as the year progressed and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit, in part due to a pay-back from previous years’ incentive plans and a general decline in consumer expectations about the future. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. For the year, employment grew a bit faster than the number of new entrants looking for work, causing the unemployment rate to slip four-tenths of a percent to 4.5% - well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding so, too, did revenue growth. Benefiting from the most handsome margins in decades, earnings actually outpaced revenue growth, acting as a catalyst for equity investors to push many stock prices to new highs, including the Dow Jones Industrial Average. After beginning the year with positive momentum, the market entered a period of consolidation in May. The spring sell-off persisted until mid-July. During the market correction small-caps, as measured by the S&P 600® SmallCap Index(2), fell nearly twice (in percent terms) as much as large-caps. Once positive momentum returned, large-capitalized companies led the market higher. For the year, the S&P 100® Index, comprised of large-cap stocks, gained more than 18% (on a total return basis), while the small-cap index matched the broad market with a return of roughly 15%. Mid-capitalization companies trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

Portfolio Review
2006 culminated the fourth year of a bull market, with all major indexes gaining. Rising stock prices in the U.S. and abroad have been primarily driven by increased profits, strong fundamentals, and support from benign inflation and interest rates. During 2006, value stocks outperformed growth stocks across all market capitalizations and small cap stocks outperformed both mid and large cap stocks. Within the Russell 2000® Growth Index(3), the financial services, consumer discretionary, and materials and processing sectors had the largest impact on overall performance. Healthcare, another significant index weight, was the weakest sector for the year, returning only 7.0%.

The largest detractor from performance during the year was stock selection within the producer durables sector. Plantronics, a communication headset manufacturer, declined sharply after announcing disappointing quarterly results and sharply lowering its outlook. Increasing competitive pressure and a shift in product mix to lower margin products hurt the growth and margin prospects. The Portfolio has sold out of the position. Within the healthcare sector, stock selection was also a significant detractor. Nektar Therapeutics, a biopharmaceutical company, was hurt by the slow rollout of their new inhaled insulin product. Also detracting from performance was a relative underweight within the strong materials and processing sector.

Stock selection was a significant contributor to Portfolio performance in both the financial services and consumer discretionary sectors. Within financial services, a relative sector overweight also helped the Portfolio, particularly within the securities broker and services industry. Intercontinental Exchange, an electronic energy marketplace, was a top performer in the financial services sector and the largest single contributor within the Portfolio overall. Shares of the company rose throughout the second half of the year, as it agreed to acquire the New York Board of Trade. Within the consumer discretionary sector, Baidu.com, the leading search engine in China, rose throughout the year. Investors’ belief that the strong growth is sustainable, coupled with decreasing competitive pressures, led the stock to a successful year.

Outlook
Evidence suggests that economic growth has slowed to a more sustainable pace and inflation is beginning to moderate. We expect that the Federal Reserve Board’s less hawkish stance, combined with excess corporate and investor liquidity, will continue to allow equity markets to move higher. We are currently overweight the traditional growth sectors of consumer discretionary and technology, as well as market-sensitive financials. We remain underweight producer durables, autos, and materials and processing.

1 The S&P Composite 1500® combines three leading indices- the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®- to form an investable benchmark of the U.S. equity market. Covering approximately 90% of the U.S. market capitalization, the S&P Composite 1500® offers investors an index with the familiar characteristics of the S&P 500 but with broader market exposure.
2 The S&P SmallCap 600® Index invests in a basket of small-cap equities. A small-cap company is generally defined as a stock with a market capitalization between $300 million and $2 billion.
3 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio’s Prospectus.

SMALL COMPANY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SECTOR ALLOCATION AND TOP 10 HOLDINGS
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

SECTOR	% OF NET ASSETS

COMMON STOCK	97.20%

Aerospace & Defense	0.82%
Airlines	1.60%
Auto Components	0.49%
Biotechnology	3.38%
Capital Markets	4.54%
Commercial Banks	1.54%
Commercial Services & Supplies	4.34%
Communications Equipment	1.76%
Computers & Peripherals	2.30%
Construction & Engineering	0.73%
Diversified Consumer Services	3.55%
Diversified Financial Services	2.46%
Diversified Telecommunications Services	1.68%
Electric Utilities	1.11%
Electrical Equipment	2.25%
Electronic Equipment & Instruments	4.13%
Energy Equipment & Services	3.04%
Health Care Equipment & Supplies	6.31%
Health Care Providers & Services	1.79%
Health Care Technology	4.48%
Hotels, Restaurants & Leisure	2.57%
Internet & Catalog Retail	3.98%
Internet Software & Services	11.78%
IT Services	1.29%
Life Sciences Tools & Services	2.16%
Machinery	3.19%
Media	0.90%
Metals & Mining	0.74%
Oil, Gas & Consumable Fuel	0.92%
Pharmaceuticals	1.75%
Semiconductors & Semiconductor Equipment	2.28%
Software	6.30%
Specialty Retail	3.25%
Textiles, Apparel & Luxury Goods	3.79%

SECURITIES LENDING COLLATERAL	42.24%

TOTAL MARKET VALUE OF SECURITIES	139.44%
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(42.24%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	2.80%

TOTAL NET ASSETS	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

TOP TEN HOLDINGS	% OF NET ASSETS

Priceline.com	1.73%
Daktronics	1.71%
Chipotle Mexican Grill	1.55%
VistaPrint	1.54%
Nuance Communications	1.54%
TeleTech Holdings	1.53%
IntercontinentalExchange	1.53%
Strayer Education	1.52%
FactSet Research Systems	1.47%
Equinix	1.46%

SMALL COMPANY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 97.20%

Aerospace & Defense 0.82%
BE Aerospace *†	22,700	$582,936

Airlines 1.60%
Allegiant Travel †	20,710	581,123
JetBlue Airways *†	39,300	558,060

		1,139,183

Auto Components 0.49%
LKQ †	15,100	347,149

Biotechnology 3.38%
Alexion Pharmaceuticals †	12,100	488,719
Applera Corp. - Celera Group *†	40,800	570,792
BioMarin Pharmaceuticals †	31,700	519,563
Digene *†	11,400	546,288
Myriad Genetics *†	9,200	287,960

		2,413,322

Capital Markets 4.54%
Cohen & Steers *	14,500	582,465
Jefferies Group *	15,800	423,756
KBW *†	23,700	696,543
Penson Worldwide †	29,200	800,372
Thomas Weisel Partners Group *†	34,700	732,170

		3,235,306

Commercial Banks 1.54%
PrivateBancorp *	13,100	545,353
Prosperity Bancshares *	7,950	274,355
Western Alliance Bancorp *†	8,060	280,246

		1,099,954

Commercial Services & Supplies 4.34%
CRA International †	10,440	547,056
Geo Group *†	11,600	435,232
InnerWorkings *†	24,600	392,616
PeopleSupport †	29,667	624,490
TeleTech Holdings†	45,800	1,093,704

		3,093,098

Communications Equipment 1.76%
NETGEAR *†	24,700	648,375
Oplink Communications †	29,500	606,520

		1,254,895

Computers & Peripherals 2.30%
Rackable Systems *†	24,700	764,959
Synaptics *†	29,500	875,855

		1,640,814

Construction & Engineering 0.73%
Infrasource Services †	23,900	520,303

Diversified Consumer Services 3.55%
Capella Education *†	9,100	220,675
Coinstar †	17,900	547,203
New Oriental Education & Technology Group ADR *†	20,300	680,862
Strayer Education *	10,200	1,081,710

		2,530,450

Diversified Financial Services 2.46%
IntercontinentalExchange †	10,100	1,089,790
International Securities Exchange Holdings	10,400	486,616
Newstar Financial †	9,600	177,120

		1,753,526

Diversified Telecommunications Services 1.68%
Cbeyond *†	12,100	370,139
NeuStar Class A *†	25,600	830,464

		1,200,603

COMMON STOCK - Continued
Electric Utilities 1.11%
ITC Holdings *	19,800	$790,020

Electrical Equipment 2.25%
Evergreen Solar *†	42,400	320,968
First Solar *†	21,700	646,660
Regal Beloit	12,200	640,622

		1,608,250

Electronic Equipment & Instruments 4.13%
Color Kinetics †	23,710	506,209
Daktronics	33,110	1,220,103
IPG Photonics *†	11,200	268,800
SunPower Class A*†	25,600	951,552

		2,946,664

Energy Equipment & Services 3.04%
Cal Dive International *†	48,880	613,444
Dril-Quip *†	12,800	501,248
Superior Energy Services †	15,600	509,808
TETRA Technologies †	21,200	542,296

		2,166,796

Health Care Equipment & Supplies 6.31%
Align Technology *†	39,700	554,609
dj Orthopedics *†	11,800	505,276
Intralase *†	21,300	476,694
Mentor *	17,200	840,564
Mindray Medical International ADR †	14,100	337,272
NuVasive *†	22,590	521,829
Volcano †	32,500	532,675
Zoll Medical †	12,500	728,000

		4,496,919

Health Care Providers & Services 1.79%
AMN Healthcare Services *†	25,500	702,270
Bio-Reference Labs †	25,700	577,993

		1,280,263

Health Care Technology 4.48%
Allscripts Healthcare Solutions *†	35,400	955,446
Phase Forward †	53,060	794,839
Vital Images *†	25,900	901,320
WebMD Health Class A *†	13,500	540,270

		3,191,875

Hotels, Restaurants & Leisure 2.57%
Ctrip.com International ADR	11,600	724,768
Chipotle Mexican Grill *†	19,400	1,105,800

		1,830,568

Internet & Catalog Retail 3.98%
Gmarket ADR *†	6,700	160,532
Priceline.com *†	28,300	1,234,163
Shutterfly *†	23,900	344,160
VistaPrint *†	33,200	1,099,252

		2,838,107

Internet Software & Services 11.78%
aQuantive *†	18,710	461,389
Baidu.com ADR *†	8,400	946,848
DealerTrack Holdings *†	25,042	736,736
Digital River *†	18,300	1,020,957

SMALL COMPANY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Internet Software & Services - Continued
Equinix *†	13,760	$1,040,530
Knot †	30,510	800,582
Liquidity Services †	29,400	505,974
Sina *†	28,300	812,210
Sohu.com †	30,800	739,200
Vocus Inc †	28,600	480,480
WebEx Communications *†	24,500	854,805

		8,399,711

IT Services 1.29%
ExlService Holdings †	16,600	349,264
Isilon Systems †	7,500	207,000
Heartland Payment Systems *	12,990	366,968

		923,232

Life Sciences Tools & Services 2.16%
Advanced Magnetics *†	8,500	507,620
Illumina †	16,200	636,822
Nektar Therapeutics *†	26,100	396,981

		1,541,423

Machinery 3.19%
Force Protection *†	30,700	534,487
Gardner Denver †	15,700	585,767
Kaydon	14,800	588,152
Watts Water Technologies	13,700	563,207

		2,271,613

Media 0.90%
Morningstar *†	14,313	644,801

Metals & Mining 0.74%
Century Aluminum *†	11,800	526,870

Oil, Gas & Consumable Fuel 0.92%
VeraSun Energy *†	33,200	655,700

Pharmaceuticals 1.75%
Medicis Pharmaceutical Class A *	25,200	885,276
Penwest Pharmaceuticals *†	21,600	358,992

		1,244,268

Semiconductors & Semiconductor Equipment 2.28%
Atheros Communications *†	18,400	392,288
Varian Semiconductor Equipment Associates *†	21,000	955,920
Volterra Semiconductor *†	18,490	277,350

		1,625,558

Software 6.30%
Concur Technologies *†	26,100	418,644
FactSet Research Systems	18,500	1,044,880
Nuance Communications *†	95,800	1,097,868
Shanda Interactive Entertainment ADR *†	28,200	611,094
THQ †	30,100	978,852
Transaction Systems Architects Class A †	10,490	341,659

		4,492,997

Specialty Retail 3.25%
Dick’s Sporting Goods †	17,900	876,921
Hibbett Sporting Goods †	5,700	174,021
COMMON STOCK - Continued
Specialty Retail — Continued
J Crew Group †	13,620	$525,051
Zumiez *†	25,100	741,454

		2,317,447

Textiles, Apparel & Luxury Goods 3.79%
Crocs *†	12,800	552,960
Heelys *†	16,500	529,815
Under Armour Class A *†	17,700	892,965
Volcom *†	24,700	730,379

		2,706,119

TOTAL COMMON STOCK (cost $61,630,872)		69,310,740

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 97.20% (cost $61,630,872)		69,310,740

SECURITIES LENDING COLLATERAL ** 42.24%

Short-Term Investments 42.24%
Citibank Investors Principal Preservation Trust I, 5.30%	30,121,561	30,121,561

TOTAL SECURITIES LENDING COLLATERAL (cost $30,121,561)		30,121,561

TOTAL MARKET VALUE OF SECURITIES 139.44% (cost $91,752,433)		99,432,301	x
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL ** (42.24%)		(30,121,561)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 2.80%		1,994,983

NET ASSETS APPLICABLE TO 3,864,762 SHARES OUTSTANDING; EQUIVALENT TO $18.450 PER SHARE 100.00%		$71,305,723

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized)		$38,648
Capital paid in		66,303,449
Accumulated net realized loss on investments		(2,716,242)
Net unrealized appreciation of investments		7,679,868

TOTAL NET ASSETS		$71,305,723

†	Non-income producing security for the year ended December 31, 2006.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”

x	Includes $29,069,042 of securities loaned.
ADR - American Depositary Receipts

See accompanying notes.

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SMALL-CAP VALUE PORTFOLIO

PORTFOLIO MANAGER
Dalton, Greiner, Hartman, Maher and Co., LLC (DGHM)

INVESTMENT OBJECTIVE

The Small-Cap Value Portfolio seeks long-term capital appreciation by investing in securities of small-cap companies that the Sub-Adviser believes are under valued.

SMALL-CAP VALUE PORTFOLIO
AND THE RUSSELL 2000® VALUE INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Small-Cap	Russell 2000®
	Value	Value Index

1 Year	10.28%	23.48%
5 Year	10.50%	15.37%
Inception	11.30%	14.97%

Inception Date - May 1, 2001. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the Small-Cap Value Portfolio (the “Portfolio”) at its inception with similar investments in the Russell 2000® Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The Russell 2000® Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

SMALL-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

The Small-Cap Value Portfolio returned 7.4% in the fourth quarter, and ended the year with a total return of 10.3%, versus the Russell 2000® Value benchmark return of 23.5%. While we are frustrated and disappointed with these results, we have not lost confidence in our investment approach and its ability to add value over the long run. At DGHM, we are committed to investing in high quality companies without overpaying for them, because we know that these are the companies that will deliver the best investment returns over the long run. It is not unusual, however, for the market to challenge the merits of a winning strategy, as well as the credibility of its practitioners, for extended periods of time in between. It is our belief that we are currently living through one of these challenging periods, but that eventually our investment strategy will pay off in spades as it has in the past.

The cyclical phenomenon that partly explains our underperformance of late has often been referred to as the junk rally. The fact that General Motors was the best performing stock in the Dow Industrials (64% return in 2006) underscores the ongoing preference for low quality assets in today’s markets, since GM is a poorly managed enterprise that has extremely high leverage, loses significant amounts of money, and burns more cash than most businesses. Another supporting anecdote is that the 81 stocks in the Russell 2000® Value benchmark with negative book equity on 12/31/05 appreciated an average 21% during 2006, while the 191 stocks with trailing ROEs above 20% on the same day had an average appreciation of only 14%. We believe that this preference for lower quality assets is closely related to the excess liquidity and low credit spreads globally, which are having the net effect of stoking the appetite for risk taking.

In such an environment, it is typical for the higher quality companies with strong track records to be perceived as boring, while the “dicey” stocks of highly levered companies with questionable viability get all the attention, as they can often double or triple in value before eventually perishing.

Another phenomenon that we believe helps to explain our lagging of the benchmark in 2006 is the continuation of massive inflows of capital into Exchange Traded Fund’s (ETFs), which is having a net effect of bidding up benchmark components relative to non-benchmark names. Since generally about one third of our Portfolio does not belong to the benchmark, this trend represents a headwind for as long as it lasts.

Instead of riding this momentum by increasing our benchmark coverage, we prefer to follow our valuation work, which is increasingly pointing us in the opposite direction. When this trend will reverse is anybody’s guess, but as was the case with the nifty fifty that propelled the bull market in the early 1970s, such technical trends invariably come to an end, and we are positioned to benefit when this eventually happens again.

While we have not changed our process nor investment discipline in reaction to the headwinds described in the first part of this letter and evident in our lagging returns, the last thing we want to do is leave our clients with the impression that we are being cavalier about our investment results. Instead of changing our stripes to ride the current trends, we have spent the past few months focusing on how to become even more disciplined in applying our time-tested investment strategy.

To this end, we have tightened the bands that define the allowable sector bets we take relative to the benchmark, enforced the sell discipline on poor relative performers, and instituted a single team leader per product in order to enhance accountability and ensure greater model adherence at the Portfolio level. The implementation of these initiatives in the fourth quarter have served to energize the team into executing several changes to the Portfolio which we believe will result in better performance going forward.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

SMALL-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SECTOR ALLOCATION AND TOP 10 HOLDINGS
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

SECTOR	% OF NET ASSETS

COMMON STOCK	95.19%

Aerospace & Defense	0.98%
Air Freight & Logistics	1.90%
Building Products	0.98%
Capital Markets	3.04%
Commercial Banks	8.96%
Commercial Services & Supplies	0.15%
Communications Equipment	2.47%
Construction & Engineering	1.16%
Containers & Packaging	2.50%
Electric Utilities	3.06%
Electrical Equipment	1.02%
Electronic Equipment & Instruments	3.96%
Energy Equipment & Services	1.73%
Gas Utilities	1.49%
Health Care Equipment & Supplies	2.79%
Health Care Providers & Services	1.29%
Hotels, Restaurants & Leisure	3.44%
Insurance	6.61%
Internet Software & Services	0.73%
IT Services	2.91%
Life Sciences Tools & Services	1.04%
Machinery	3.63%
Media	5.56%
Metals & Mining	0.80%
Oil, Gas & Consumable Fuel	5.24%
Paper & Forest Products	2.73%
Personal Products	1.90%
REITs	7.72%
Road & Rail	1.82%
Semiconductors & Semiconductor Equipment	5.73%
Software	1.00%
Specialty Retail	4.14%
Textiles, Apparel & Luxury Goods	1.02%
Thrift & Mortgage Finance	1.69%

SECURITIES LENDING COLLATERAL	35.40%

TOTAL MARKET VALUE OF SECURITIES	130.59%
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(35.40%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	4.81%

TOTAL NET ASSETS	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

TOP TEN HOLDINGS	% OF NET ASSETS

Waddell & Reed Financial Class A	3.04%
Infinity Property & Casualty	2.26%
Horace Mann Educators	2.23%
Hanover Insurance Group	2.13%
Trustmark	2.06%
Pacer International	1.91%
Chattem	1.90%
Berry Petroleum Class A	1.87%
Gaylord Entertainment	1.85%
Florida East Coast Industries	1.82%

SMALL-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 95.19%

Aerospace & Defense 0.98%
Armor Holdings *†	8,400	$460,740

Air Freight & Logistics 1.90%
Pacer International *	29,900	890,123

Building Products 0.98%
NCI Building Systems *†	8,900	460,575

Capital Markets 3.04%
Waddell & Reed Financial Class A *	51,900	1,419,984

Commercial Banks 8.96%
Chittenden *	15,675	481,066
Community Trust Bancorp	12,300	510,819
First Charter *	18,700	460,020
First Merchants	14,800	402,412
NBT Bancorp	19,200	489,792
Trustmark *	29,400	961,673
UMB Financial *	9,800	357,798
Westamerica Bancorp *	10,300	521,489

		4,185,069

Commercial Services & Supplies 0.15%
Learning Tree International †	7,892	70,160

Communications Equipment 2.47%
Inter-Tel *	26,400	585,024
Safenet *†	23,700	567,378

		1,152,402

Construction & Engineering 1.16%
KHD Humboldt Wedag International †	13,500	541,080

Containers & Packaging 2.50%
AptarGroup	8,000	472,320
Packaging Corp. of America	31,400	693,940

		1,166,260

Electric Utilities 3.06%
El Paso Electric †	28,600	696,982
MGE Energy	20,000	731,600

		1,428,582

Electrical Equipment 1.02%
AMETEK	15,000	477,600

Electronic Equipment & Instruments 3.96%
Benchmark Electronics †	26,050	634,578
Electro Scientific Industries *†	27,900	561,906
Global Imaging Systems †	29,700	651,915

		1,848,399

Energy Equipment & Services 1.73%
Superior Energy Services †	24,700	807,196

Gas Utilities 1.49%
UGI	25,600	698,368

Health Care Equipment & Supplies 2.79%
Arrow International	18,134	641,581
Merit Medical Systems *†	41,700	660,528

		1,302,109

Health Care Providers & Services 1.29%
ICON ADR †	16,000	603,200

Hotels, Restaurants & Leisure 3.44%
Gaylord Entertainment *†	17,000	865,810
Steiner Leisure *†	16,300	741,650

		1,607,460

COMMON STOCK - Continued
Insurance 6.61%
Hanover Insurance Group	20,400	$995,520
Horace Mann Educators	51,500	1,040,300
Infinity Property & Casualty *	21,800	1,054,902

		3,090,722

Internet Software & Services 0.73%
j2 Global Communications *†	12,500	340,625

IT Services 2.91%
eFunds *†	26,600	731,500
Gevity HR *	26,500	627,785

		1,359,285

Life Sciences Tools & Services 1.04%
Charles River Laboratories International †	11,200	484,400

Machinery 3.63%
Briggs & Stratton *	26,200	706,090
Chart Industries *†	34,800	564,108
Wabtec	14,000	425,320

		1,695,518

Media 5.56%
Arbitron	16,600	721,104
Carmike Cinemas *	25,600	521,984
Journal Communications Class A *	47,500	598,975
World Wrestling Entertainment *	46,300	754,690

		2,596,753

Metals & Mining 0.80%
Birch Mountain Resources *†	149,400	373,500

Oil, Gas & Consumable Fuel 5.24%
Berry Petroleum Class A *	28,180	873,862
Petroleum Development *†	19,000	817,950
World Fuel Services *	17,000	755,820

		2,447,632

Paper & Forest Products 2.73%
Glatfelter *	47,000	728,500
Wausau Paper *	36,600	548,634

		1,277,134

Personal Products 1.90%
Chattem *†	17,700	886,416

REITs 7.72%
MFA Mortgage Investments *	94,200	724,398
Pennsylvania Real Estate Investment Trust *	19,200	756,096
Post Properties *	18,400	840,880
Sun Communities *	21,800	705,448
Tanger Factory Outlet Centers	14,800	578,384

		3,605,206

Road & Rail 1.82%
Florida East Coast Industries	14,300	852,280

Semiconductors & Semiconductor Equipment 5.73%
Advanced Energy Industries †	35,200	664,224
AMIS Holdings †	56,400	596,148
DSP Group †	33,400	724,780
Micrel *†	64,200	692,076

		2,677,228

Software 1.00%
Progress Software *†	16,700	466,431

SMALL-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Specialty Retail 4.14%
Genesco *†	19,100	$712,430
Men’s Wearhouse	15,900	608,334
Warnaco Group *†	24,200	614,196

		1,934,960

Textiles, Apparel & Luxury Goods 1.02%
Stride Rite *	31,700	478,036

Thrift & Mortgage Finance 1.69%
Brookline Bancorp *	34,100	449,097
Provident Financial Services *	18,800	340,844

		789,941

TOTAL COMMON STOCK (Cost $39,058,541)		44,475,374

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 95.19% (Cost $39,058,541)		44,475,374

SECURITIES LENDING COLLATERAL ** 35.40%

Short-Term Investments 35.40%
Citibank Investors Principal Preservation Trust I 5.30%	16,540,975	$16,540,975

TOTAL SECURITIES LENDING COLLATERAL (Cost $16,540,975)		16,540,975

TOTAL MARKET VALUE OF SECURITIES 130.59% (Cost $55,599,516)		61,016,349	x
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL ** (35.40%)		(16,540,975)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 4.81%		2,245,949

NET ASSETS APPLICABLE TO 3,224,271 SHARES OUTSTANDING; EQUIVALENT TO $14.491 PER SHARE 100.00%		$46,721,323

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized)		$32,243
Capital paid in		33,141,248
Undistributed net investment income		152,735
Accumulated net realized gain on investments		7,978,264
Net unrealized appreciation of investments		5,416,833

TOTAL NET ASSETS		$46,721,323

†	Non-income producing security for the year ended December 31, 2006.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”

x	Includes $15,861,854 of securities loaned.

Summary of Abbreviations:
ADR - American Depositary Receipts
REIT - Real Estate Investment Trust

See accompanying notes.

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INTERNATIONAL EQUITY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Marsico Capital Management, LLC (Since 05/01/03)
James G. Gendelman

INVESTMENT OBJECTIVE
The International Equity Portfolio’s investment objective is long-term capital appreciation. The Portfolio will be “non-diversified” as defined in the Investment Company Act of 1940.

INTERNATIONAL EQUITY PORTFOLIO
AND THE MSCI EAFE® INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	International	MSCI EAFE®
	Equity	Index

1 Year	23.97%	26.34%
5 Year	11.95%	14.98%
Inception	5.84%	7.78%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the International Equity Portfolio (the “Portfolio”) at its inception with a similar investment in the MSCI EAFE® Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The MSCI EAFE® Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

INTERNATIONAL EQUITY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Market Environment

International equity performance in developed markets was solid during the year ended December 31, 2006. Substantial declines in energy and commodity prices and generally strong corporate profit reports seemed to bolster stock prices during the period. The International Equity Portfolio’s benchmark, Morgan Stanley Capital International (MSCI) EAFE® Index, posted a return of 26.34% for the reporting period. Within the EAFE Index, economic sector strength abounded, with all 10 sectors posting gains of more than 12%. Utilities, materials, telecommunications services, and consumer staples were the strongest performing areas of the Index with returns of 50%, 33%, 30%, and 30% respectively.

Portfolio Performance

The International Equity Portfolio underperformed its primary benchmark index, the MSCI EAFE® Index, for the twelve-month period ended December 31, 2006. The Portfolio had a total return of 23.97%, while the benchmark index had a total return of 26.34% for the period.1

Performance Detractors

Several factors emerged as primary detractors to the Portfolio’s performance results in the period. Although the Portfolio maintained an underweighted posture in Japan (as compared to the MSCI EAFE® Index), the general weakness in the Japanese stock market, to which the Portfolio had exposure, hampered results. The Portfolio’s Japan-based holdings in the consumer discretionary sector struggled, including Yamada Denki (the largest individual detractor), Sega Sammy Holdings, and Misawa Homes (prior to being sold). A position in Japan-based financial company Credit Saison emerged as one of the largest individual detractors in the period. (Credit Saison was sold during the period.)

Semiconductor & semi-equipment holdings, such as Murata Manufacturing (prior to being sold) and Samsung Electronics hurt results. In addition, a specific position in the food & staples retailing industry, Seiyu, was a weak performer. (Seiyu was not held in the Portfolio as of year-end.)

Currency fluctuations may at times affect the Portfolio because its foreign holdings are denominated in foreign currencies that may rise or fall against the dollar. Overall, such fluctuations had a material, negative impact on the Portfolio’s annual performance.

Performance Contributors

Several factors had a positive impact on performance results, also mostly related to stock selection as opposed to industry, sector, or country allocation. The most significant factor was select holdings in the capital goods industry, such as Vallourec, a France-based manufacturer of carbon steel and low alloy tubes, and Swiss power and automation company ABB. Strong performance of pharmaceuticals companies CSL and Roche Holding further aided performance.

Banks were another area of strength for the Portfolio as UBS and Industrial & Commercial Bank of China were strong performers. Maintaining underweighted positions in two weak-performing areas of the benchmark index, the energy sector and the software & services industry, helped returns.

Finally, a position in Latin American wireless operator America Movil was among the largest individual contributors in the period.

As of December 31, 2006, the Portfolio’s sector allocations emphasized financials, consumer discretionary, information technology and health care companies. As of year-end, the Portfolio’s country weightings emphasized the United Kingdom, Switzerland, Japan and France. (Country and sector allocations are primarily a residual of the stock selection process.)

1 Source: Lipper LANA

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

INTERNATIONAL EQUITY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

COUNTRY AND SECTOR ALLOCATIONS
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

COUNTRY	% OF NET ASSETS

COMMON STOCK	97.50%

Australia	4.33%
Austria	2.90%
Brazil	2.71%
Canada	1.86%
China	2.72%
France	9.83%
Germany	4.64%
Hong Kong	7.81%
India	1.27%
Italy	3.81%
Japan	11.13%
Mexico	6.68%
Republic of Korea	2.58%
Singapore	0.97%
Sweden	3.13%
Switzerland	13.77%
Taiwan	1.38%
United Kingdom	15.98%

SECURITIES LENDING COLLATERAL	5.51%

TOTAL MARKET VALUE OF SECURITIES	103.01%
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(5.51%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	2.50%

TOTAL NET ASSETS	100.00%

SECTOR	% OF NET ASSETS

Basic Materials	3.47%
Communications	9.24%
Consumer Cyclical	16.75%
Consumer Non-Cyclical	12.91%
Diversified	1.93%
Energy	2.08%
Financials	29.09%
Industrial	13.87%
Technology	5.40%
Utilities	2.76%

TOTAL	97.50%

INTERNATIONAL EQUITY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 97.50%

Australia 4.33%
CSL	45,892	$2,362,311
Macquarie Bank	57,758	3,590,448

		5,952,759

Austria 2.90%
Erste Bank der oesterreichischen Sparkassen	52,064	3,986,557

Brazil 2.71%
Gafisa †	47,170	705,177
Unibanco de Bancos Brasileiros ADR *	32,573	3,027,986

		3,733,163

Canada 1.86%
Canadian National Railway	29,048	1,249,935
Shoppers Drug Mart	30,364	1,304,235

		2,554,170

China 2.72%
Industrial & Commercial Bank of China Class H †	6,018,000	3,736,927

France 9.83%
AXA	75,629	3,048,836
JC Decaux	45,263	1,289,368
LVMH Moet Hennessy Louis Vuitton	25,217	2,652,814
Vallourec	9,449	2,730,740
Veolia Environment	49,811	3,798,938

		13,520,696

Germany 4.64%
Continental	37,964	4,403,697
SAP	37,152	1,974,257

		6,377,954

Hong Kong 7.81%
China Mobil	293,500	2,529,955
CNOOC ADR	14,566	1,378,381
Esprit Holdings	368,000	4,098,955
Melco PBL Entertainment Macau ADR *†	61,677	1,311,253
Shangri-La Asia	552,369	1,420,930

		10,739,474

India 1.27%
ICICI Bank ADR	41,796	1,744,565

Italy 3.81%
Banca Intesa	366,500	2,822,666
SanPaolo IMI	104,028	2,414,234

		5,236,900

Japan 11.13%
Advantest	24,400	1,398,792
Daikin Industries	48,248	1,675,613
Marubeni	332,000	1,682,066
Mitsui Trust Holdings	167,000	1,907,924
Nippon Electric Glass	61,000	1,279,087
Sega Sammy Holdings	48,489	1,303,470
Toyota Motor	65,700	4,397,104
Yamada Denki	19,600	1,663,675

		15,307,731

COMMON STOCK - Continued
Mexico 6.68%
America Movil ADR *	101,388	$4,584,765
Cemex ADR	113,773	3,848,941
Wal-Mart de Mexico Series V *	171,700	755,429

		9,189,135

Republic of Korea 2.58%
Samsung Electronics	5,420	3,555,571

Singapore 0.97%
CapitaLand	333,000	1,340,555

Sweden 3.13%
Telefonakiebolaget LM Ericsson ADR	107,021	4,305,455

Switzerland 13.77%
ABB †	119,587	2,140,721
Lonza Group	29,304	2,524,919
Nestle	7,519	2,666,059
Roche Holding	29,712	5,313,917
Syngenta	12,112	2,249,099
UBS	66,945	4,049,862

		18,944,577

Taiwan 1.38%
Taiwan Semiconductors Manufacturing ADR	173,355	1,894,770

United Kingdom 15.98%
Acergy †	77,429	1,477,187
BAE Systems	570,568	4,747,137
Diageo	138,396	2,721,026
Man Group	347,338	3,540,883
Northern Rock	91,570	2,103,991
Reckitt Benckiser	42,972	1,961,467
Royal Bank of Scotland Group	69,128	2,692,193
Tesco	345,260	2,730,588

		21,974,472

TOTAL COMMON STOCK (Cost $117,818,411)		134,095,431

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 97.50% (Cost $117,818,411)		134,095,431

INTERNATIONAL EQUITY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

SECURITIES LENDING COLLATERAL** 5.51%

Short-Term Investments 5.51%
CitiBank Investors Principal Preservation Trust I, 5.30%	7,584,545	$7,584,545

TOTAL SECURITIES LENDING COLLATERAL (cost $7,584,545)		7,584,545

TOTAL MARKET VALUE OF SECURITIES 103.01% (cost $125,402,956)		141,679,976	x
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL ** (5.51%)		(7,584,545)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 2.50%		3,440,041

NET ASSETS APPLICABLE TO 9,107,289 SHARES OUTSTANDING; EQUIVALENT TO $15.102 PER SHARE 100.00%		$137,535,472

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized		$91,073
Capital paid in		120,389,468
Undistributed net investment income		382,227
Accumulated net realized gain on investments		393,569
Net unrealized appreciation of investments and foreign currencies		16,279,135

TOTAL NET ASSETS		$137,535,472

†	Non-income producing security for the year ended December 31, 2006.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
x	Includes $5,268,547 of securities loaned.

Summary of Abbreviations:
ADR - American Depositary Receipts
GBP - British Pound Sterling
USD - United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2006:

Foreign Currency Exchange Contracts1

			Unrealized
Contracts to Receive	In Exchange For	Settlement Date	Appreciation
GBP 61,801	USD (120,940)	1/2/07	$89

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Portfolio’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes.

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WORLD GROWTH STOCK PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Templeton Investment Counsel, LLC
Peter A. Nori, CFA, Executive Vice President

INVESTMENT OBJECTIVE

The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

WORLD GROWTH STOCK PORTFOLIO
AND THE MSCI WORLD INDEXsm*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	World Growth	MSCI
	Stock	World Indexsm

1 Year	26.13%	20.07%
5 Year	12.72%	9.97%
10 Year	9.50%	7.64%

Inception Date - August 1, 1985. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the “Portfolio”) 10 years ago with a similar investment in the MSCI World Indexsm. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The MSCI World Indexsm is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

WORLD GROWTH STOCK PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

For the year ended December 31, 2006, the World Growth Stock Portfolio had a total return of 26.13%, while its benchmark, the MSCI World Index® (the Index), returned 20.07% during the same time.1 Of course, past performance is no guarantee of future results.

The global economy grew in 2006, although gross domestic product growth slowed in the U.S. while it accelerated in Europe. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, a tight or improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world’s central banks. However, the economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity — whether petrodollars, corporate cash, private equity, household savings or central banks’ reserves — continued to search for a home. Record global merger and acquisition activity in 2006 also reflected the abundance of cash in the capital markets. Bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year.

With this economic backdrop, non-U.S. equity markets led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

During the year under review, Portfolio performance versus the benchmark Index was driven by several factors. Stock selection and an overweighted allocation in the consumer discretionary sector provided a significant boost to relative performance. German auto maker Bayerische Motoren Werke, BMW (not an Index component), U.K. foodservice giant Compass Group, and U.S. media, cable and satellite providers such as Comcast, News Corp. and DIRECTV Group were some of the group’s standout performers.

The Portfolio’s results were also aided by investments in the telecommunication services sector, benefiting from stock selection and a significantly overweighted allocation relative to the benchmark Index. Notable contributors included Norway’s Telenor, Spain’s Telefonica, Portugal Telecom and U.K. wireless provider Vodafone Group.

The Portfolio’s industrials sector position also benefited relative performance due primarily to stock selection. Qantas Airways, U.K. defense contractor BAE Systems, Finnish crane manufacturer KCI Konecranes and Germany’s Deutsche Post, the country’s top mail company and one of the world’s leading providers of express delivery and logistics services (via subsidiary DHL Worldwide), performed very well in 2006.

The U.S. dollar depreciated versus most foreign currencies for the year, which also contributed to the Portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

Despite the Portfolio’s positive results, there were some disappointments. Although financials posted strong absolute returns, this sector’s contribution to Portfolio performance was not as strong as expected due to an underweighted position relative to the Index. Stock selection in the materials sector was also a hindrance to relative performance.

At Templeton, our investment focus has always centered on individual companies and longer-term returns. We are confident that, regardless of the macroeconomic climate we might encounter in 2007, we should continue to find “bargain” security opportunities. This has been our experience for more than 60 years.

1 Source: MSCI. MSCI data is provided “as is.” The portfolio described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the portfolio described herein. Copying or redistributing the MSCI data is strictly prohibited.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

WORLD GROWTH STOCK PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

COUNTRY AND SECTOR ALLOCATIONS
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

COUNTRY	% OF NET ASSETS

COMMON STOCK	96.00%

Australia	0.75%
Bermuda	2.66%
Brazil	1.00%
Canada	0.88%
Finland	2.81%
France	7.05%
Germany	4.92%
Hong Kong	1.43%
Israel	0.79%
Italy	3.39%
Japan	5.38%
Mexico	0.72%
Netherlands	4.17%
Norway	1.69%
Portugal	0.75%
Republic of Korea	3.99%
Singapore	2.13%
Spain	4.53%
Sweden	1.58%
Switzerland	3.03%
Taiwan	0.86%
United Kingdom	18.98%
United States	22.51%

SECURITIES LENDING COLLATERAL	2.07%

TOTAL MARKET VALUE OF SECURITIES	98.07%
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(2.07%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	4.00%

TOTAL NET ASSETS	100.00%

SECTOR	% OF NET ASSETS

Basic Materials	3.70%
Communications	23.52%
Consumer Cyclical	8.88%
Consumer Non-Cyclical	15.32%
Diversified	0.89%
Energy	5.13%
Financials	19.70%
Industrial	11.29%
Technology	4.88%
Utilities	2.69%

TOTAL	96.00%

WORLD GROWTH STOCK PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 96.00%

Australia 0.75%
Qantas Airways *	305,178	$1,258,038

Bermuda 2.66%
ACE	23,980	1,452,469
Tyco International	55,110	1,675,343
XL Capital Class A	18,540	1,335,251

		4,463,063

Brazil 1.00%
Companhia Vale do Rio Doce ADR	34,760	912,450
Tele Norte Leste Participacoes ADR	51,970	775,392

		1,687,842

Canada 0.88%
BCE *	54,790	1,475,292

Finland 2.81%
KCI Konecranes	37,280	1,093,583
Stora Enso Class R	113,090	1,783,226
UPM-Kymmene	72,910	1,836,996

		4,713,805

France 7.05%
Accor	12,350	955,012
AXA	51,270	2,066,851
France Telecom ADR	89,890	2,489,953
Sanofi-Aventis	21,766	2,006,924
Suez	34,850	1,801,246
Thomson ADR	48,220	941,254
Total	22,000	1,583,129

		11,844,369

Germany 4.92%
Bayerische Motoren Werke	28,700	1,648,492
Deutsche Post	70,300	2,121,873
E.On	14,490	1,965,628
Infineon Technologies ADR †	62,550	877,577
Siemens ADR	16,840	1,659,582

		8,273,152

Hong Kong 1.43%
Cheung Kong Holdings	73,000	896,753
Hutchison Whampoa	73,800	748,196
Swire Pacific	70,000	750,604

		2,395,553

Israel 0.79%
Check Point Software Technologies †	60,520	1,326,598

Italy 3.39%
ENI	71,900	2,418,468
Mediaset	104,518	1,237,829
UniCredito Italiano	232,699	2,034,275

		5,690,572

Japan 5.38%
Fuji Film Holdings	40,800	1,680,475
Hitachi	98,000	610,432
Konica Minolta Holdings	67,500	952,608
Mabuchi Motor *	10,800	641,679
Mitsubishi UFJ Financial Group ADR	66,800	831,660
NEC	94,000	450,746
Nintendo	4,200	1,087,333
Sony	22,600	967,851
Takeda Pharmaceutical	26,400	1,809,350

		9,032,134

COMMON STOCK - Continued
Mexico 0.72%
Telefonos de Mexico ADR	43,150	$1,218,556

Netherlands 4.17%
Akzo Nobel	12,150	740,390
ING Groep	56,540	2,498,505
Koninklijke Philips Electronics	57,280	2,153,996
Reed Elsevier	94,800	1,614,209

		7,007,100

Norway 1.69%
Telenor	151,060	2,830,650

Portugal 0.75%
Portugal Telecom	96,940	1,257,069

Republic of Korea 3.99%
Kookmin Bank	20,650	1,660,303
KT ADR	51,580	1,307,553
Samsung Electronics	4,047	2,654,870
SK Telecom ADR	40,600	1,075,088

		6,697,814

Singapore 2.13%
DBS Group Holdings	67,337	988,960
Singapore Telecommunications	778,000	1,659,843
Venture	105,000	921,302

		3,570,105

Spain 4.53%
Banco Santander Central Hispano	114,200	2,094,578
Iberdrola	17,391	758,181
Repsol YPE	65,539	2,258,248
Telefonica	117,554	2,495,858

		7,606,865

Sweden 1.58%
Nordea Bank	127,220	1,955,881
Securitas Class B	36,110	557,591
Securitas Systems Class B †	36,110	146,107

		2,659,579

Switzerland 3.03%
Nestle	4,880	1,730,332
Swiss Reinsurance	21,281	1,802,918
UBS	25,740	1,557,151

		5,090,401

Taiwan 0.86%
Chunghwa Telecom ADR	42,990	848,193
Compal Electronics 144A GDR #	134,108	597,798

		1,445,991

United Kingdom 18.98%
Alliance Boots	104,320	1,706,914
Amvescap	67,650	788,535
Aviva	100,080	1,606,790
BAE Systems	233,550	1,943,141
BP ADR	11,700	785,070
British Sky Broadcasting Group	175,780	1,799,165
Cadbury Schweppes	138,710	1,481,780
Compass Group	433,200	2,456,735
GlaxoSmithKline	71,530	1,881,680
Group 4 Securicor	485,700	1,782,045
HSBC Holdings	85,200	1,559,347
Old Mutual	232,350	792,072
Pearson	61,270	923,023

WORLD GROWTH STOCK PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
United Kingdom - Continued
Rentokil Initial	324,500	$1,051,225
Rolls-Royce Group	162,190	1,416,823
Royal Bank of Scotland Group	44,730	1,742,012
Royal Dutch Shell Class B	45,140	1,578,517
Shire	42,160	870,875
Smiths Group	84,420	1,637,082
Unilever	69,084	1,921,779
Vodafone Group ADR	77,630	2,156,561

		31,881,171

United States 22.51%
Abbott Laboratories	26,700	1,300,557
American International Group	21,110	1,512,743
Aon	45,550	1,609,737
Avaya †	101,360	1,417,013
Bank of America	27,200	1,452,208
Block (H&R)	51,600	1,188,864
Boston Scientific †	86,800	1,491,224
Bristol-Myers Squibb	61,770	1,625,786
Cadence Design Systems †	56,630	1,014,243
Chico’s FAS †	66,210	1,369,885
Comcast Class A †	65,040	2,723,874
DIRECTV Group †	108,090	2,695,765
Dow Chemical	23,460	936,992
Gap	41,810	815,295
Interpublic Group †	951	11,640
Merck & Co.	19,840	865,024
Millipore †	14,100	939,060
Morgan Stanley	10,420	848,501
News Corp. Class A	116,910	2,511,227
Oracle †	69,700	1,194,658
Pfizer	77,510	2,007,509
Seagate Technology	69,750	1,848,375
Target	29,960	1,709,218
Tenet Healthcare †	153,670	1,071,080
Time Warner	85,990	1,872,862
Viacom Class B †	43,420	1,781,523

		37,814,863

TOTAL COMMON STOCK (Cost $112,790,462)		161,240,582

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 96.00% (Cost $112,790,462)		161,240,582

SECURITIES LENDING COLLATERAL ** 2.07%

Short-Term Investments 2.07%
CitiBank Investors Principal Preservation Trust I, 5.30%	3,482,876	$3,482,876

TOTAL SECURITIES LENDING COLLATERAL (Cost $3,482,876)		3,482,876

TOTAL MARKET VALUE OF SECURITIES 98.07% (Cost $116,273,338)		164,723,458
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL ** (2.07%)		(3,482,876)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 4.00%		6,725,813

NET ASSETS APPLICABLE TO 5,365,054 SHARES OUTSTANDING; EQUIVALENT TO $31.307 PER SHARE 100.00%		$167,966,395

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized)		$53,651
Capital paid in		107,554,123
Undistributed net investment income		2,861,474
Accumulated net realized gain on investments		9,044,029
Net unrealized appreciation of investments and foreign currencies		48,453,118

TOTAL NET ASSETS		$167,966,395

†	Non-income producing security for the year ended December 31, 2006.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled $597,798, which represented 0.36% of the Portfolio’s net assets. See Note 10 in “Notes to Financial Statements.”
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”

x	Includes $3,320,640 of securities loaned.

Summary of Abbreviations:
ADR - American Depositary Receipts
GDR - Global Depositary Receipts

See accompanying notes.

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HIGH YIELD BOND PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Massachusetts Financial Services Company
John F. Addeo, CFA, Vice President

INVESTMENT OBJECTIVE

The High Yield Bond Portfolio seeks a high level of current income. The Portfolio will seek to achieve its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

HIGH YIELD BOND PORTFOLIO
AND THE LEHMAN BROS. HIGH YIELD BOND INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Lehman Bros.
	High Yield	High Yield
	Bond	Bond Index

1 Year	10.33%	11.85%
5 Year	8.37%	10.18%
Inception	4.64%	5.92%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the “Portfolio”) at its inception with a similar investment in the Lehman Brothers High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The Lehman Brothers High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

This Portfolio carries a higher degree of risk than other bond portfolios because it invests in lower grade issues.

HIGH YIELD BOND PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Summary of Results

For the twelve months ended December 31, 2006, the High Yield Portfolio provided a total return of 10.33%. This compares with a return of 11.85% for the Portfolio’s benchmark, the Lehman Brothers U.S. High-Yield Corporate Bond Index.

Detractors from performance

Yield was a negative factor in performance relative to the Lehman Brothers U.S. High-Yield Corporate Bond Index. Our relative exposure to “BB” rated1 bonds also held back results.

Security selection detracted from relative returns. Debt holdings of health care services company HCA and gaming and entertainment company Station Casinos were among the Portfolio’s largest detractors.

Contributors to performance

Our positioning in “B” rated securities helped relative performance over the reporting period.

Individual contributors that aided results included the debt of broadband communications company Charter Communications Holdings, financing company General Motors Acceptance Corp. (GMAC), and box maker Smurfit Kappa.

Portfolio Outlook

On a macro-economic level, the United States, along with other developed open economies/nations, are importing disinflation through cheaper imported goods and an expanding global labor force and as a result experiencing only marginal inflationary pressures at the core level. Given a culmination of somewhat elevated core inflation readings, commodity prices still at elevated levels despite recent price weakness, and an economy that we believe is strong but decelerating thanks in part to downward pressure from weakening housing and auto markets, we believe the Federal Open Market Committee has taken the proper steps in attempting to balance economic growth and inflation. On a (corporate) fundamental basis, the analysts in both our credit and equity departments continue to find an environment that overall has consisted of healthy balance sheets, stable income statements, and strong (albeit decelerating) profit margins. So while we believe the economic growth may modestly decelerate and inflationary pressures remain at bay, we believe valuations in the Treasury market are still too aggressively discounting for a benign economy and disinflationary environment in 2007. As a result, we anticipate price volatility for intermediate and longer-term bonds and for yields to modestly drift higher.

In the below investment grade corporate bond market, the results of our company-by-company fundamental credit research approach tells a story of strength across most sectors and industries. Importantly for high yield bond holders, companies’ ability to meet and fulfill their debt service payments is strong (as evidenced by continued below historical average default rates). Given this, despite a modestly lower-than-average compensation for default risk, we feel that the asset class offers fixed income investors attractive risk/reward opportunities over more interest-rate sensitive areas such as government bonds and other high quality long-duration assets. Within the high yield bond market, we will maintain our strategy of trying to identify companies with improving fundamentals that have solid asset protection and managements whose interests, we feel, are aligned with bond holder interests. As always, we are trying to identify the best value within a capital structure, an approach that we believe will bear fruit when spread volatility increases.

1 Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

HIGH YIELD BOND PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SECTOR ALLOCATION AND CREDIT RATING QUALITY BREAKDOWN
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

SECTOR	% OF NET ASSETS

ASSET-BACKED SECURITIES	1.67%
COMMON STOCK	1.05%

Chemicals	0.26%
Containers & Packaging	0.25%
Diversified Telecommunications Services	0.24%
Oil, Gas & Consumable Fuel	0.30%

PREFERRED STOCK	0.08%

Media	0.08%
REITs	0.00%

CONVERTIBLE PREFERRED STOCK	0.40%
WARRANTS	0.00%
CONVERTIBLE BONDS	0.36%
CORPORATE BONDS	79.75%

Aerospace & Defense	2.00%
Auto Components	0.85%
Automobiles	1.44%
Biotechnology	0.35%
Building Products	1.31%
Capital Markets	0.76%
Chemicals	4.24%
Commercial Services & Supplies	0.70%
Construction & Engineering	0.36%
Consumer Finance	5.77%
Containers & Packaging	2.32%
Diversified Consumer Services	1.61%
Diversified Telecommunications Services	3.04%
Electric Utilities	1.73%
Energy Equipment & Services	1.17%
Food & Staples Retailing	0.41%
Food Products	1.18%
Gas Utilities	0.18%
Health Care Equipment & Supplies	0.52%
Health Care Providers & Services	6.75%
Hotels, Restaurants & Leisure	7.36%
Household Durables	1.16%
Independent Power Producers & Traders	2.12%
Internet Software & Services	0.26%
IT Services	1.16%
Machinery	2.70%
Media	11.13%
Metals & Mining	0.84%
Multiline Retail	0.49%
Office Electronics	0.50%
Oil, Gas & Consumable Fuel	8.27%
Paper & Forest Products	1.27%
CORPORATE BONDS - Continued
Personal Products	0.28%
Pharmaceuticals	0.33%
Road & Rail	0.66%
Specialty Retail	2.46%
Textiles, Apparel & Luxury Goods	0.42%
Tobacco	0.51%
Wireless Telecommunication Services	1.14%

FOREIGN BONDS	7.75%

Commercial Services & Supplies	0.35%
Communications Equipment	0.45%
Containers & Packaging	0.04%
Diversified Financial Services	0.33%
Diversified Telecommunications Services	1.12%
Food & Staples Retailing	0.26%
Foreign Governments	0.21%
Machinery	0.35%
Metals & Mining	0.63%
Oil, Gas & Consumable Fuel	0.24%
Road & Rail	0.60%
Semiconductors & Semiconductor Equipment	0.73%
Wireless Telecommunication Services	2.44%

MORTGAGE-BACKED SECURITIES	0.76%
U.S. TREASURY OBLIGATIONS	1.94%
SHORT-TERM INVESTMENTS	4.74%

SECURITIES LENDING COLLATERAL	17.11%

TOTAL MARKET VALUE OF SECURITIES	115.61%
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(17.11%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	1.50%

TOTAL NET ASSETS	100.00%

CREDIT RATING BREAKDOWN (AS A % OF FIXED INCOME INVESTMENTS)

AAA	2.10%
AA	0.10%
BBB	3.52%
BB	21.29%
B	54.81%
CCC	18.01%
NR	0.17%

TOTAL	100.00%

HIGH YIELD BOND PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

ASSET-BACKED SECURITIES 1.67%

Continental Airlines
6.748% 3/15/17	$16,805	$16,637
6.795% 8/2/18	32,405	32,243
6.90% 1/2/17	16,431	16,285
7.566% 3/15/20	54,784	55,331
Wachovia CRE CDO Series 2006-1A G 144A 6.716% 9/25/26 •@#	250,000	250,625

TOTAL ASSET-BACKED SECURITIES (Cost $345,750)		371,121

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 1.05%

Chemicals 0.26%
Huntsman †	3,000	56,910

Containers & Packaging 0.25%
Crown Holdings †	2,700	56,484

Diversified Telecommunications Services 0.24%
Windstream	3,700	52,614

Oil, Gas & Consumable Fuel 0.30%
Foundation Coal Holdings	2,110	67,014

TOTAL COMMON STOCK (Cost $224,616)		233,022

PREFERRED STOCK 0.08%

Media 0.08%
ION Media Networks PIK 13.25%	2	18,204

REITs 0.00%
HRPT Properties Trust 8.75%	25	643

TOTAL PREFERRED STOCK (Cost $16,884)		18,847

CONVERTIBLE PREFERRED STOCK 0.40%

REITs 0.40%
Mills 6.75%, due 12/31/49, exercise price $60.05, expiration date 12/31/49	100	89,625

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $78,750)		89,625

WARRANTS 0.00%

Containers & Packaging 0.00%

Pliant 144A, exercise price $0.01, expiration date 6/1/10 †@#	20	0

TOTAL WARRANTS (Cost $0)		0

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

CONVERTIBLE BONDS 0.36%

Automobiles & Automotive Parts 0.36%
Ford Motor 4.25% 12/15/36, exercise price $9.20, expiration date 12/15/36	$75,000	$80,156

TOTAL CONVERTIBLE BONDS (Cost $75,000)		80,156

CORPORATE BONDS 79.75%

Aerospace & Defense 2.00%
Argo-Tech 9.25% 6/1/11	80,000	86,400
DRS Technologies 7.625% 2/1/18	160,000	164,800
L-3 Communications
5.875% 1/15/15	90,000	86,850
6.125% 1/15/14	80,000	78,200
Vought Aircraft Industries 8.00% 7/15/11	30,000	28,875

		445,125

Auto Components 0.85%
Cooper Standard Automotive 8.375% 12/15/14	80,000	63,000
Goodyear Tire & Rubber 9.00% 7/1/15 *	120,000	125,700

		188,700

Automobiles 1.44%
General Motors
7.20% 1/15/11	70,000	67,900
8.375% 7/15/33 *	274,000	253,450

		321,350

Biotechnology 0.35%
Select Medical 7.625% 2/1/15	95,000	78,850

Building Products 1.31%
Masonite 144A 11.00% 4/6/15 #	75,000	69,375
Nortek 8.50% 9/1/14	70,000	68,600
NTK Holdings 10.75% 3/1/14 o	218,000	152,600

		290,575

Capital Markets 0.76%
Arch Western Finance 6.75% 7/1/13	170,000	168,725

Chemicals 4.24%
BCP Crystal US Holdings 9.625% 6/15/14	40,000	44,200
Crystal US Holdings 3 10.50% 10/1/14 o	185,000	159,099
Equistar Chemicals
10.125% 9/1/08	80,000	85,000
10.625% 5/1/11	20,000	21,300
Innophos 8.875% 8/15/14	75,000	76,125
Johnsondiversey 9.625% 5/15/12	125,000	130,938
Johnsondiversey Holdings 10.67% 5/15/13 o	15,000	14,475
Koppers Holdings 9.875% 11/15/14 o	113,000	90,400
Lyondell Chemical 11.125% 7/15/12	65,000	69,875
Mosaic 144A 7.625% 12/1/16 #	110,000	113,988
Nalco 8.875% 11/15/13	130,000	137,638

		943,038

Commercial Services & Supplies 0.70%
Buhrmann US 7.875% 3/1/15	60,000	58,500
Geo Group 8.25% 7/15/13	95,000	97,850

		156,350

HIGH YIELD BOND PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

CORPORATE BONDS - Continued
Construction & Engineering 0.36%
Esco 144A 8.625% 12/15/13 #	$25,000	$25,688
Goodman Global Holdings 7.875% 12/15/12	55,000	54,037

		79,725

Consumer Finance 5.77%
Ford Motor Credit
5.80% 1/12/09	170,000	166,913
7.00% 10/1/13 *	139,000	132,742
8.00% 12/15/16	100,000	98,815
8.625% 11/1/10	65,000	66,908
Ford Motor Credit 144A 9.75% 9/15/10 #	255,000	271,272
General Motors Acceptance Corporation
6.75% 12/1/14	337,000	346,144
6.875% 9/15/11	195,000	200,011

		1,282,805

Containers & Packaging 2.32%
Berry Plastics Holding 144A 8.875% 9/15/14 #	90,000	91,350
Graphic Packaging International 8.50% 8/15/11	10,000	10,350
Jefferson Smurfit 8.25% 10/1/12	130,000	126,750
Millar Western Forest Products 7.75% 11/15/13	50,000	44,875
Owens-Brockway Glass Containers 8.25% 5/15/13	235,000	242,931

		516,256

Diversified Consumer Services 1.61%
Education Management 144A #
8.75% 6/1/14	70,000	72,450
10.25% 6/1/16	45,000	47,588
Knowledge Learning 144A 7.75% 2/1/15 #	40,000	38,300
Service Corporation International
7.00% 6/15/17 *	150,000	151,875
7.375% 10/1/14	45,000	47,025

		357,238

Diversified Telecommunications Services 3.04%
Cincinnati Bell 8.375% 1/15/14	110,000	113,025
Citizens Communications 9.25% 5/15/11	80,000	88,500
Hawaiian Telecommunication 9.75% 5/1/13 *	65,000	65,163
Qwest
7.875% 9/1/11	75,000	79,875
8.875% 3/15/12	140,000	155,925
Qwest Capital Funding 7.25% 2/15/11	65,000	66,381
Time Warner Telecommunication Holdings
9.25% 2/15/14	100,000	106,875

		675,744

Electric Utilities 1.73%
Midwest Generation 8.75% 5/1/34	145,000	157,325
Mission Energy Holding 13.50% 7/15/08	85,000	93,713
Reliant Energy
6.75% 12/15/14	40,000	39,100
9.25% 7/15/10 *	90,000	94,500

		384,638

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

CORPORATE BONDS - Continued
Energy Equipment & Services 1.17%
Basic Energy Services 7.125% 4/15/16	$125,000	$123,125
Gulfmark Offshore 7.75% 7/15/14	65,000	66,300
Hanover Compressor 9.00% 6/1/14	65,000	70,200

		259,625

Food & Staples Retailing 0.41%
Couche-Tard US 7.50% 12/15/13	90,000	92,025

Food Products 1.18%
B & G Foods 8.00% 10/1/11	60,000	60,600
Dole Food 8.875% 3/15/11 *	115,000	113,275
Michael Foods 8.00% 11/15/13	85,000	88,188

		262,063

Gas Utilities 0.18%

Transcontinental Gas Pipe Line 7.00% 8/15/11	40,000	41,100

Health Care Equipment & Supplies 0.52%
CDRV Investors 9.625% 1/1/15 o	150,000	116,250

Health Care Providers & Services 6.75%
DaVita
6.625% 3/15/13	40,000	40,100
7.25% 3/15/15	170,000	173,400
HCA
6.375% 1/15/15	265,000	224,587
8.75% 9/1/10	35,000	36,488
HCA 144A 9.25% 11/15/16 #	360,000	385,649
Healthsouth 144A 10.75% 6/15/16 *#	105,000	113,006
Omnicare 6.875% 12/15/15	115,000	113,563
Psychiatric Solutions 7.75% 7/15/15	60,000	59,850
Tenet Healthcare 9.25% 2/1/15 *	95,000	95,000
US Oncology 10.75% 8/15/14	130,000	143,650
Vanguard Health Holding 9.00% 10/1/14	115,000	116,438

		1,501,731

Hotels, Restaurants & Leisure 7.36%
Denny’s 10.00% 10/1/12	50,000	52,750
Greektown Holdings 144A 10.75% 12/1/13 #	75,000	78,375
Harrah’s Operating 5.75% 10/1/17 *	290,000	242,963
Majestic Star Casino 9.75% 1/15/11	90,000	89,100
Mandalay Resorts Group 9.375% 2/15/10	60,000	64,200
MGM Mirage
5.875% 2/27/14	30,000	27,750
6.75% 4/1/13	65,000	63,538
6.875% 4/1/16	55,000	52,800
8.375% 2/1/11*	155,000	160,812
8.50% 9/15/10	85,000	90,950
Pinnacle Entertainment 8.25% 3/15/12	60,000	60,600
Pokagon Gaming Authority 144A 10.375% 6/15/14 #	45,000	49,275
Six Flags
8.875% 2/1/10	65,000	62,888
9.75% 4/15/13	39,000	36,611

HIGH YIELD BOND PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

CORPORATE BONDS - Continued
Hotels, Restaurants & Leisure - Continued
Station Casinos 6.50% 2/1/14 *	$260,000	$231,074
Trump Entertainment Resorts 8.50% 6/1/15	75,000	74,625
Wimar Opco 144A 9.625% 12/15/14 #	60,000	59,400
Wynn Las Vegas 6.625% 12/1/14	140,000	139,125

		1,636,836

Household Durables 1.16%
Blount International 8.875% 8/1/12	90,000	91,800
Interface
9.50% 2/1/14	10,000	10,500
10.375% 2/1/10	55,000	60,775
Jarden 9.75% 5/1/12	50,000	52,875
Spectrum Brands 7.375% 2/1/15	50,000	43,250

		259,200

Independent Power Producers & Traders 2.12%
Edison Mission Energy 7.75% 6/15/16	45,000	47,700
Mirant North America 7.375% 12/31/13	90,000	91,350
NRG Energy
7.375% 2/1/16	290,000	291,450
7.375% 1/15/17 *	40,000	40,100

		470,600

Internet Software & Services 0.26%
Hughes Network Systems 9.50% 4/15/14	55,000	57,406

IT Services 1.16%
Iron Mountain
7.75% 1/15/15	45,000	45,900
8.625% 4/1/13	35,000	36,138
Sungard Data Systems 10.25% 8/15/15	165,000	176,137

		258,175

Machinery 2.70%
Amsted Industries 144A 10.25% 10/15/11 #	100,000	107,000
Case 7.25% 1/15/16 *	110,000	111,375
Case New Holland
7.125% 3/1/14	160,000	162,400
9.25% 8/1/11	35,000	37,056
Graham Packaging 9.875% 10/15/14 *	125,000	126,250
RBS Global and Rexnord 144A 9.50% 8/1/14 #	55,000	57,200

		601,281

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

CORPORATE BONDS - Continued
Media 11.13%
Allbritton Communications 7.75% 12/15/12 *	$131,000	$132,310
AMC Entertainment
9.50% 2/1/11	104,000	104,390
11.00% 2/1/16	45,000	50,513
American Media Operations
8.875% 1/15/11	30,000	27,375
10.25% 5/1/09	50,000	48,438
Barrington Broadcasting Group 144A 10.50% 8/15/14 #	65,000	65,975
CCH I Holdings 11.00% 10/1/15	220,000	225,774
CCO Holdings 8.75% 11/15/13	75,000	77,906
Charter Communications Holdings 10.25% 9/15/10	150,000	156,937
Clear Channel Communications 5.50% 9/15/14	120,000	101,227
CSC Holdings 144A 6.75% 4/15/12 #	105,000	102,375
Dex Media o
9.00% 11/15/13*	205,000	182,962
9.00% 11/15/13	100,000	89,250
Echostar DBS 6.375% 10/1/11	60,000	59,625
Idearc 144A 8.00% 11/15/16 #	440,000	446,600
Mediacom 9.50% 1/15/13	100,000	103,000
MediaNews Group 6.875% 10/1/13	120,000	108,600
Paxson Communications 144A 11.624% 1/15/13 •#	135,000	136,688
Primedia 8.00% 5/15/13	30,000	29,025
RH Donnelley 8.875% 1/15/16	120,000	126,000
XM Satellite Radio 9.75% 5/1/14 *	55,000	55,000
Young Broadcasting 10.00% 3/1/11	50,000	47,500

		2,477,470

Metals & Mining 0.84%
Aleris International 144A 10.00% 12/15/16 #	35,000	35,088
Chaparral Steel 10.00% 7/15/13	75,000	83,719
PNA Group 144A 10.75% 9/1/16 #	65,000	67,194

		186,001

Multiline Retail 0.49%
Neiman Marcus
9.00% 10/15/15	65,000	70,931
10.375% 10/15/15 *	35,000	38,938

		109,869

Office Electronics 0.50%
Xerox 7.625% 6/15/13	105,000	110,250

HIGH YIELD BOND PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

CORPORATE BONDS - Continued
Oil, Gas & Consumable Fuel 8.27%
AmeriGas Partners 7.125% 5/20/16	$55,000	$55,000
ANR Pipeline 9.625% 11/1/21	42,000	55,735
Atlas Pipeline 8.125% 12/15/15	60,000	61,650
Chesapeake Energy
6.375% 6/15/15	175,000	173,249
6.875% 1/15/16	155,000	156,356
7.00% 8/15/14	57,000	57,926
Colorado Interstate Gas 5.95% 3/15/15	50,000	49,333
El Paso 7.00% 5/15/11	120,000	124,500
El Paso Performance-Linked Trust 144A 7.75% 7/15/11 #	160,000	169,200
El Paso Production Holding 7.75% 6/1/13	100,000	104,625
Hilcorp Energy 144A 9.00% 6/1/16 #	90,000	95,175
Massey Energy 6.875% 12/15/13 *	130,000	122,200
Newfield Exploration 6.625% 9/1/14	150,000	150,000
Peabody Energy
5.875% 4/15/16	90,000	87,750
6.875% 3/15/13	30,000	30,750
7.375% 11/1/16	65,000	69,225
Quicksilver Resources 7.125% 4/1/16 *	110,000	107,525
Whiting Petroleum 7.00% 2/1/14	65,000	64,838
Williams 7.125% 9/1/11	43,000	44,720
Williams Partners 144A 7.25% 2/1/17 #	60,000	61,200

		1,840,957

Paper & Forest Products 1.27%
Buckeye Technologies
8.00% 10/15/10	45,000	45,000
8.50% 10/1/13	125,000	131,875
Verso Paper 144A #
9.125% 8/1/14 *	45,000	46,913
11.375% 8/1/16	55,000	57,750

		281,538

Personal Products 0.28%
Playtex Products 9.375% 6/1/11	60,000	62,550

Pharmaceuticals 0.33%
Warner Chilcott 8.75% 2/1/15	72,000	73,800

Road & Rail 0.66%
Hertz 144A 8.875% 1/1/14 #	140,000	146,650

Specialty Retail 2.46%
GSC Holdings 8.00% 10/1/12 *	115,000	120,175
Michaels Stores 144A 11.375% 11/1/16 *#	105,000	109,463
Momentive Performance 144A 11.50% 12/1/16 #	150,000	147,000
Payless Shoesource 8.25% 8/1/13	65,000	67,600
Visant 8.75% 12/1/13	100,000	103,000

		547,238

Textiles, Apparel & Luxury Goods 0.42%
Levi Strauss
9.75% 1/15/15	35,000	37,713
12.25% 12/15/12	50,000	55,625

		93,338

Tobacco 0.51%
Reynolds America
7.25% 6/1/12	60,000	62,550
7.30% 7/15/15	50,000	51,897

		114,447

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

CORPORATE BONDS - Continued
Wireless Telecommunication Services 1.14%
Centennial Cellular Operating 10.125% 6/15/13	$40,000	$43,100
Centennial Communications 10.00% 1/1/13	15,000	15,956
Rural Cellular 9.875% 2/1/10	70,000	74,463
Windstream 144A 8.625% 8/1/16 #	110,000	120,450

		253,969

TOTAL CORPORATE BONDS (Cost $17,348,136)		17,743,488

FOREIGN BONDS 7.75%

Commercial Services & Supplies 0.35%
Stena 7.00% 12/1/16	83,000	78,850

Communications Equipment 0.45%
Nortel Networks 6.875% 9/1/23	35,000	29,400
Nortel Networks 144A 10.75% 7/15/16 #*	65,000	71,094

		100,494

Containers & Packaging 0.04%
JSG Funding 7.75% 4/1/15	10,000	9,600

Diversified Financial Services 0.33%
MDP Acquisitions 9.625% 10/1/12	70,000	74,200

Diversified Telecommunications Services 1.12%
Nordic Telephone Holdings 144A 8.875% 5/1/16 #	95,000	101,650
Wind Acquisition Finance 144A 10.75% 12/1/15 #	130,000	147,875

		249,525

Food & Staples Retailing 0.26%
Jean Coutu Group 7.625% 8/1/12	55,000	57,888

Foreign Governments 0.21%
Republic of Brazil 8.875% 10/14/19	20,000	24,400
Russian Federation 12.75% 6/24/28	12,000	21,672

		46,072

Machinery 0.35%
Bombardier 144A 8.00% 11/15/14 *#	75,000	76,875

Metals & Mining 0.63%
FMG Finance 144A 10.625% 9/1/16 #	130,000	139,425

Oil, Gas & Consumable Fuel 0.24%
Griffin Coal Mining 144A 9.50% 12/1/16 #	51,000	52,530

Road & Rail 0.60%
Grupo Transportacion Ferroviaria Mexicana SA de C.V.
9.375% 5/1/12	100,000	106,750
12.50% 6/15/12	25,000	27,000

		133,750

Semiconductors & Semiconductor Equipment 0.73%
NXP 144A 7.875% 10/15/14 #	40,000	41,350
Sensata Technologies BV 144A 8.25% 5/1/14 *#	125,000	120,000

		161,350

HIGH YIELD BOND PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

FOREIGN BONDS - Continued
Wireless Telecommunication Services 2.44%
Intelsat Bermuda 144A #
9.25% 6/15/16*	$60,000	$64,500
11.25% 6/15/16	150,000	164,624
Intelsat Intermediate Holding 9.25% 2/1/15 o	85,000	64,600
Intelsat Subsidiary 8.625% 1/15/15	95,000	98,800
Rogers Wireless
6.375% 3/1/14	85,000	86,063
7.50% 3/15/15	60,000	65,100

		543,687

TOTAL FOREIGN BONDS (Cost $1,670,466)		1,724,246

MORTGAGE-BACKED SECURITIES 0.76%

Asset Securitization Corporation Series 1996-MD6 B1 144A 8.637% 11/13/29 •#	100,000	108,157
First Union National Bank Commercial Mortgage Securities 2000-C2 H
6.75% 10/15/32	40,000	41,221
Morgan Stanley Capital I Series 2004-RR FX 144A Interest Only Strip 1.406% 4/28/39 •#	335,672	20,122

TOTAL MORTGAGE-BACKED SECURITIES (Cost $146,969)		169,500

U.S. TREASURY OBLIGATIONS 1.94%

U.S. Treasury Bonds 4.50% 2/15/36 *	453,000	430,777

TOTAL U.S. TREASURY OBLIGATIONS (Cost $430,847)		430,777

SHORT-TERM INVESTMENTS 4.74%

Falcon Asset Securitization 5.28% 1/2/07	$892,000	$891,869
Federal Home Loan Bank 4.95% 1/2/07 !	163,000	162,978

TOTAL SHORT-TERM INVESTMENTS (Cost $1,054,847)		1,054,847

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 98.50% (Cost $21,392,265)		21,915,629

SECURITIES LENDING COLLATERAL ** 17.11%

Short-Term Investments 17.11%
Citibank Investors Principal Preservation Trust I, 5.30%	$3,807,285	3,807,285

TOTAL SECURITIES LENDING COLLATERAL (Cost $3,807,285)		3,807,285

TOTAL MARKET VALUE OF SECURITIES 115.61% (Cost $25,199,550)		25,722,914	x
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL ** (17.11%)		(3,807,285)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 1.50%		334,124

NET ASSETS APPLICABLE TO 2,749,747 SHARES OUTSTANDING; EQUIVALENT TO $8.092 PER SHARE 100.00%		$22,249,753

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized)		$27,497
Capital paid in		23,841,069
Undistributed net investment income		1,507,886
Accumulated net realized loss on investments		(3,650,063)
Net unrealized appreciation of investments		523,364

TOTAL NET ASSETS		$22,249,753

†	Non-income producing security for the year ended December 31, 2006.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
x	Includes $3,712,998 of securities loaned.
@	Illiquid security. At December 31, 2006, the aggregate amount of illiquid securities equaled $250,625, which represented 1.13% of the Portfolio’s net assets. See Note 10 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of December 31, 2006.
!	Zero coupon security. The interest rate shown is the yield at the time of purchase.

o	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled $4,746,464, which represented 21.33% of the Portfolio’s net assets. See Note 10 in “Notes to Financial Statements.”
Summary of Abbreviations:
CDO - Collateralized Debt Obligation
PIK - Pay-in-kind
REIT - Real Estate Investment Trust

See accompanying notes.

BALANCED PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Wellington Management Company, LLP (Since 05/01/04)
Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager
Joseph F. Marvan, CFA, Vice President and Fixed Income Portfolio Manager

INVESTMENT OBJECTIVE

The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

BALANCED PORTFOLIO, S&P 500® INDEX
AND THE BALANCED COMPOSITE1 *
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		S&P 500®	Balanced
	Balanced	Index	Composite(1)

1 Year	14.30%	15.79%	15.72%
5 Year	7.11%	6.19%	9.05%
10 Year	8.33%	8.42%	9.59%

(1)	The Balanced Composite is a 65%/35% blended index of the Russell 1000® Value Index and the Lehman Bros. Aggregate Bond Index.

Inception Date - May 1, 1992. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the Balanced Portfolio (the “Portfolio”) 10 years ago with a similar investment in the S&P 500® Index and the Balanced Composite(1). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Earnings from a variable product compound tax-free until withdrawn, so no adjustments were made for income taxes.

The S&P 500® Index and the Balanced Composite are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

BALANCED PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Performance

The Balanced Portfolio returned 14.3% for the twelve-month period ended December 31, 2006. Over this time period, the Portfolio underperformed the custom benchmark of 65% Russell 1000® Value Index 35% Lehman Brothers Aggregate Bond Index return of 15.7%.

Review

Over the last twelve months, the equity markets posted higher returns. Equity markets rose early in 2006 as the U.S. Federal Reserve hinted at an end to rate hikes, then sold off during the second quarter amid concerns that higher energy prices and rising U.S. interest rates would choke off global economic growth. Markets regained their footing in the third quarter as investors focused on the end to U.S. rate hikes, falling energy prices, and continued strong global corporate earnings growth. Additionally, value-oriented stocks outperformed growth-oriented stocks, as the Russell 1000® Value Index returned +22.3% versus +9.1% for the Russell 1000® Growth. During the period, the top performing sectors within the broad market, represented by the S&P 500, were telecommunication services (+36.8%), energy (+24.2%), utilities (+21.0%), and materials (+18.6%).

Equity Review

The equity portion of the Portfolio lagged the Russell 1000® Value benchmark due to negative stock selection in the materials, consumer staples, and information technology sectors. This was offset somewhat by positive stock selection in the financials, energy and consumer discretionary sectors. Our overweights in energy and industrials, and our underweights in financials and health care were also additive.

The top three contributors to performance, on an absolute basis, during the period were Exxon Mobil (energy), AT&T (telecommunication services), and Chevron (energy). AT&T benefited from stabilization of long distance pricing. Chevron shares rose as it remains an exploration-focused company whose significant upstream projects should provide visibility to future growth over the next several years.

The largest detractors, on an absolute basis, included Sprint Nextel (telecommunication services), Newmont Mining (materials), and Eli Lilly (health care). During the period, shares of Sprint Nextel fell on lower quarterly earnings and concerns over increased capital expenditures related to the build-out of a high speed wireless network. We are becoming increasingly cautious on the stock despite its reasonable valuation. Gold producer Newmont Mining declined as lingering problems at several mines held back production and operating margins. Eli Lilly struggled during the period as negative stories in the New York Times alleged that the company knew of negative side effects from Zyprexa, the drug that treats both schizophrenia and bipolar disorder.

Fixed Income Review

Performance in the fixed income portion of the Portfolio was in line with the Lehman Brother’s Aggregate Benchmark. Our results have been driven by interest rate strategies and by security selection this year as we have successfully avoided most of the corporate bond issues that have been through some kind of voluntary or involuntary event. Within the credit spectrum, our holdings have been concentrated in industrials, financials (banks, brokers, REITs), and in non-corporate issuers such as government agencies. These issuers are sensitive to the importance of their credit ratings or their bonds have covenants that protect bondholders from adverse actions.

Typically, in a period when interest rates are rising, bond investors would hope to have enough income by year end to offset principal losses and end up with positive returns. This is what happened this year as the Fed’s transparency policies have provided for a more methodical shift in yields and probably reduced principal losses versus what has happened in past cycles. During the year, we kept the bond duration slightly short, and this proved to be additive to performance. Additionally, our exposure to Treasury Inflation Protection Securities worked well early in the year as energy prices spiked but detracted from later returns as oil prices retreated. Our overweight to the corporate bond and commercial mortgage-backed security sectors, were positive contributors to performance. As we look forward, fixed income returns should surpass 2006 but we feel that a period of a flat yield curve, low interest rate volatility, and narrow yield spreads will offer few opportunities for outsized returns for quality-conscious bond investors.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

BALANCED PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SECTOR ALLOCATION AND TOP 10 HOLDINGS
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials

SECTOR	% OF NET ASSETS

ASSET-BACKED SECURITIES	0.35%
COMMON STOCK	66.99%

Air Freight & Logistics	0.57%
Airlines	0.43%
Auto Components	0.52%
Beverages	0.81%
Building Products	0.63%
Capital Markets	1.71%
Chemicals	1.22%
Commercial Banks	1.22%
Commercial Services & Supplies	1.70%
Communications Equipment	0.78%
Computers & Peripherals	2.25%
Containers & Packaging	0.40%
Diversified Financial Services	4.26%
Diversified Telecommunications Services	3.33%
Electric Utilities	1.95%
Energy Equipment & Services	0.45%
Food & Staples Retailing	2.13%
Food Products	1.87%
Health Care Equipment & Supplies	0.84%
Hotels, Restaurants & Leisure	0.97%
Household Durables	0.36%
Household Products	0.83%
Industrial Conglomerates	2.18%
Insurance	4.05%
IT Services	0.91%
Machinery	2.25%
Media	2.81%
Metals & Mining	1.39%
Multi-Utilities & Unregulated Power	0.81%
Oil, Gas & Consumable Fuel	10.72%
Paper & Forest Products	1.44%
Pharmaceuticals	5.98%
Road & Rail	0.53%
Semiconductors & Semiconductor Equipment	0.81%
Software	0.91%
Specialty Retail	0.24%
Thrift & Mortgage Finance	0.63%
Tobacco	1.38%
Water Utilities	0.23%
Wireless Telecommunication Services	0.49%

CORPORATE BONDS	8.00%

Aerospace & Defense	0.07%
Airlines	0.03%
Automobiles	0.11%
Beverages	0.32%
Capital Markets	0.59%
Chemicals	0.07%
Commercial Banks	0.35%
Computers & Peripherals	0.13%
Consumer Finance	0.07%
Containers & Packaging	0.07%
Diversified Financial Services	0.64%
CORPORATE BONDS - Continued
Diversified Telecommunications Services	0.15%
Electric Utilities	0.12%
Energy Equipment & Services	0.14%
Food & Staples Retailing	0.22%
Food Products	0.28%
Health Care Providers & Services	0.21%
Hotels, Restaurants & Leisure	0.20%
Household Durables	0.19%
Independent Power Producers & Traders	0.17%
Insurance	1.00%
Media	0.86%
Multiline Retail	0.16%
Multi-Utilities & Unregulated Power	0.29%
Oil, Gas & Consumable Fuel	0.23%
Paper & Forest Products	0.11%
Pharmaceuticals	0.07%
Real Estate Investment Trusts	0.51%
Road & Rail	0.07%
Specialty Retail	0.07%
Thrift & Mortgage Finance	0.25%
Tobacco	0.07%
Wireless Telecommunication Services	0.18%

FOREIGN BONDS	0.90%

Commercial Banks	0.10%
Diversified Telecommunications Services	0.14%
Foreign Governments	0.07%
Industrial Conglomerates	0.10%
Media	0.28%
Mortgage-Backed Securities	0.14%
Real Estate Investment Trusts	0.03%
Road & Rail	0.04%

GOVERNMENT & AGENCY OBLIGATIONS	17.32%

Agency CMO	0.11%
Mortgage-Backed Securities	12.05%
Thrift & Mortgage Finance	0.36%
U.S. Treasury Obligations	4.80%

MORTGAGE-BACKED SECURITIES	4.30%

SECURITIES LENDING COLLATERAL	15.46%

BALANCED PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SECTOR ALLOCATION AND TOP 10 HOLDINGS - Continued

SECTOR	% OF NET ASSETS

TOTAL MARKET VALUE OF SECURITIES	113.32%
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL	(15.46%)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	2.14%

TOTAL NET ASSETS	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

TOP 10 HOLDINGS% OF NET ASSETS

Exxon Mobil	3.21%
AT&T	2.63%
Chevron	2.24%
Citigroup	2.22%
General Electric	2.18%
Bank of America	2.05%
Total ADR	1.66%
Wal-Mart Stores	1.39%
Altria Group	1.38%
International Business Machines	1.38%

BALANCED PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
as of December 31, 2006

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

ASSET-BACKED SECURITIES 0.35%

CarMax Auto Owner Trust Series 2005-1 A4 4.35% 3/15/10	$100,000	$98,714
Onyx Acceptance Auto Trust Series 2003-C A4 2.66% 5/17/10	87,134	86,525
USAA Auto Owner Trust Series 2004-1 A3 2.06% 4/15/08	1,852	1,849
WFS Financial Owner Trust Series 2004-2 A4 3.54% 11/21/11	73,554	72,596

TOTAL ASSET-BACKED SECURITIES (Cost $261,112)		259,684

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK 66.99%

Air Freight & Logistics 0.57%
United Parcel Service Class B	5,600	419,888

Airlines 0.43%
Southwest Airlines	20,700	317,124

Auto Components 0.52%
Borg Warner	6,500	383,630

Beverages 0.81%
Coca-Cola	12,300	593,475

Building Products 0.63%
American Standard	10,100	463,085

Capital Markets 1.71%
Merrill Lynch & Co. *	6,700	623,770
State Street	9,300	627,192

		1,250,962

Chemicals 1.22%
duPont (E.I.) deNemours	18,300	891,393

Commercial Banks 1.22%
PNC Financial Services Group	6,700	496,068
Synovus Financial *	12,800	394,624

		890,692

Commercial Services & Supplies 1.70%
Avery Dennison	5,900	400,787
Pitney Bowes *	8,400	387,996
Waste Management	12,410	456,316

		1,245,099

Communications Equipment 0.78%
Motorola	27,675	568,998

Computers & Peripherals 2.25%
EMC †	29,600	390,720
International Business Machines *	10,385	1,008,903
SanDisk *†	5,800	249,574

		1,649,197

Containers & Packaging 0.40%
Owens-Illinois *†	15,900	293,355

Diversified Financial Services 4.26%
Bank of America	28,124	1,501,540
Citigroup	29,186	1,625,661

		3,127,201

COMMON STOCK - Continued
Diversified Telecommunications Services 3.33%
AT&T *	53,900	$1,926,925
Verizon Communications *	13,900	517,636

		2,444,561

Electric Utilities 1.95%
Exelon	12,300	761,247
PPL	11,700	419,328
Progress Energy	5,100	250,308

		1,430,883

Energy Equipment & Services 0.45%
Schlumberger *	5,200	328,432

Food & Staples Retailing 2.13%
Sysco	14,800	544,048
Wal-Mart Stores	22,100	1,020,578

		1,564,626

Food Products 1.87%
Bunge Limited	6,100	442,311
Tyson Foods Class A *	19,900	327,355
Unilever NV	22,200	604,950

		1,374,616

Health Care Equipment & Supplies 0.84%
Medtronic *	11,500	615,365

Hotels, Restaurants & Leisure 0.97%
McDonald’s	16,100	713,713

Household Durables 0.36%
Whirlpool	3,200	265,664

Household Products 0.83%
Kimberly-Clark	8,900	604,755

Industrial Conglomerates 2.18%
General Electric	43,000	1,600,030

Insurance 4.05%
ACE Limited	12,100	732,897
Allstate	8,100	527,391
American International Group	9,000	644,940
Hartford Financial Services Group	6,800	634,508
MBIA *	5,900	431,054

		2,970,790

IT Services 0.91%
Automatic Data Processing	6,000	295,500
First Data	11,900	303,688
Western Union	3,200	71,744

		670,932

Machinery 2.25%
Deere & Co.	8,200	779,574
Illinois Tool Works	8,100	374,139
Pentair	15,900	499,260

		1,652,973

Media 2.81%
CBS Class B	15,000	467,700
Comcast Class A *†	16,700	706,911
New York Times Class A *	10,700	260,652
Viacom Class B †	11,300	463,639
Warner Music Group	7,000	160,650

		2,059,552

BALANCED PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Number of	Market Value
	Shares	(U.S.$)

COMMON STOCK - Continued
Metals & Mining 1.39%
Alcoa	23,300	$699,233
Newmont Mining	7,100	320,565

		1,019,798

Multi-Utilities & Unregulated Power 0.81%
Dominion Resources	7,100	595,264

Oil, Gas & Consumable Fuel 10.72%
BP ADR	5,160	346,236
Cameco	10,200	412,590
Chevron *	22,300	1,639,718
ConocoPhillips	12,069	868,365
EnCana	12,578	577,959
Exxon Mobil	30,725	2,354,456
Total ADR	16,900	1,215,448
XTO Energy	9,600	451,680

		7,866,452

Paper & Forest Products 1.44%
International Paper	10,100	344,410
Weyerhaeuser	10,100	713,565

		1,057,975

Pharmaceuticals 5.98%
Abbott Laboratories	19,600	954,716
Bristol-Myers Squibb	27,900	734,328
Lilly (Eli)	18,900	984,689
Sanofi-Aventis ADR	9,000	415,530
Schering-Plough	37,200	879,408
Wyeth	8,200	417,544

		4,386,215

Road & Rail 0.53%
Canadian National Railway	9,094	391,315

Semiconductors & Semiconductor Equipment 0.81%
KLA-Tencor *	5,000	248,750
Maxim Integrated Products	11,300	346,006

		594,756

Software 0.91%
Microsoft *	22,225	663,639

Specialty Retail 0.24%
Home Depot	4,400	176,704

Thrift & Mortgage Finance 0.63%
Freddie Mac	6,800	461,720

Tobacco 1.38%
Altria Group	11,800	1,012,676

Water Utilities 0.23%
Veolia Environnemnent ADR *	2,200	165,572

Wireless Telecommunication Services 0.49%
Sprint Nextel *	19,000	358,910

TOTAL COMMON STOCK (Cost $40,065,454)		49,141,987

	Principal Amount
	(U.S.$)

CORPORATE BONDS 8.00%

Aerospace & Defense 0.07%
Raytheon 5.375% 4/1/13	$50,000	49,960

Airlines 0.03%
Southwest Airlines 5.75% 12/15/16	25,000	24,499

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

CORPORATE BONDS - Continued
Automobiles 0.11%
DaimlerChrysler 8.00% 6/15/10	$75,000	$80,352

Beverages 0.32%
Coca-Cola Enterprises 6.13% 8/15/11	92,000	95,254
Miller Brewing 144A 5.50% 8/15/13 #	75,000	74,168
Pepsi Bottling 144A 5.625% 2/17/09 #	65,000	65,574

		234,996

Capital Markets 0.59%
Credit Suisse First Boston USA 3.875% 1/15/09	170,000	165,719
Mellon Funding 5.00% 12/1/14	75,000	72,937
Merrill Lynch & Co. 6.00% 2/17/09	75,000	76,222
Morgan Stanley 4.75% 4/1/14	125,000	119,516

		434,394

Chemicals 0.07%
Monsanto 5.50% 8/15/25	50,000	47,810

Commercial Banks 0.35%
Bank of America 4.75% 8/15/13	100,000	96,656
BB&T 4.90% 6/30/17	30,000	28,373
US Bank 5.70% 12/15/08	60,000	60,542
Wachovia 5.25% 8/1/14 *	75,000	74,086

		259,657

Computers & Peripherals 0.13%
Hewlett-Packard 3.625% 3/15/08	99,000	97,125

Consumer Finance 0.07%
International Lease Finance 5.00% 4/15/10 *	50,000	49,449

Containers & Packaging 0.07%
Sealed Air 144A 6.875% 7/15/33 #	50,000	50,029

Diversified Financial Services 0.64%
CIT Group 5.60% 4/27/11	50,000	50,486
Citigroup
5.00% 9/15/14	112,000	109,356
5.85% 12/11/34	50,000	50,759
6.625% 6/15/32	121,000	133,672
Erac USA Finance 144A 5.60% 5/1/15 #	50,000	49,632
JPMorgan Chase 6.75% 2/1/11	75,000	78,848

		472,753

Diversified Telecommunications Services 0.15%
BellSouth 4.75% 11/15/12	65,000	62,727
SBC Communications 5.10% 9/15/14	15,000	14,564
Verizon Maryland 5.125% 6/15/33	42,000	34,455

		111,746

Electric Utilities 0.12%
America Electric Power 5.375% 3/15/10	33,000	32,969
PPL Energy Supply 6.20% 5/15/16	50,000	51,396

		84,365

Energy Equipment & Services 0.14%
Halliburton 5.50% 10/15/10	50,000	49,911
Smith International 6.00% 6/15/16	50,000	50,863

		100,774

Food & Staples Retailing 0.22%
CVS 6.125% 8/15/16	35,000	36,113
Fred Meyer 7.45% 3/1/08	43,000	43,931
Wal-Mart Stores 6.875% 8/10/09	75,000	78,137

		158,181

BALANCED PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

CORPORATE BONDS - Continued
Food Products 0.28%
Bunge Limited Finance 5.10% 7/15/15	$35,000	$32,594
Kraft Foods
6.25% 6/1/12	50,000	51,940
6.50% 11/1/31	100,000	107,758
Tyson Foods 6.85% 4/1/16	15,000	15,402

		207,694

Health Care Providers & Services 0.21%
Aetna 6.00% 6/15/16	50,000	51,518
Quest Diagnostic 5.125% 11/1/10	50,000	49,239
UnitedHealth Group 5.20% 1/17/07	50,000	49,995

		150,752

Hotels, Restaurants & Leisure 0.20%
Harrah’s Operating 6.50% 6/1/16	45,000	40,291
Marriott International 6.20% 6/15/16	50,000	50,424
Yum Brands 8.875% 4/15/11	50,000	56,089

		146,804

Household Durables 0.19%
D.R. Horton 6.50% 4/15/16	50,000	50,305
Mohawk Industries 7.20% 4/15/12	40,000	41,547
Pulte Homes 6.25% 2/15/13	50,000	50,754

		142,606

Independent Power Producers & Traders 0.17%
Duke Energy 4.20% 10/1/08	75,000	73,491
TXU Energy 7.00% 3/15/13	50,000	52,318

		125,809

Insurance 1.00%
Ace INA Holdings 5.875% 6/15/14	75,000	76,440
Allstate 6.75% 5/15/18	50,000	54,611
AIG Sun America Global Financing IX 144A 5.10% 1/17/07 #	130,000	129,984
AXA Financial 7.00% 4/1/28	50,000	56,278
Berkshire Hathaway 3.375% 10/15/08	95,000	92,070
Everest Reinsurance Holdings 5.40% 10/15/14	25,000	24,483
Hartford Financial Services Group 4.75% 3/1/14	75,000	71,213
MetLife 5.00% 6/15/15	50,000	48,494
Navigators Group 7.00% 5/1/16	9,000	9,203
Principal Financial Group 6.05% 10/15/36	15,000	15,355
Prudential Financial 4.50% 7/15/13	75,000	71,468
St Paul Travelers 8.125% 4/15/10	75,000	81,350

		730,949

Media 0.86%
CBS 5.625% 8/15/12	50,000	49,323
Comcast Cable Communications 6.75% 1/30/11	52,000	54,485
Cox Communications 7.125% 10/1/12	50,000	53,303
EchoStar DBS 5.75% 10/1/08	173,000	172,352
News America 7.625% 11/30/28	50,000	56,068
Time Warner 7.70% 5/1/32	179,000	201,965
Viacom 6.25% 4/30/16	47,000	46,674

		634,170

Multiline Retail 0.16%
Federated Department Stores 6.90% 4/1/29	50,000	50,619
Target 5.50% 4/1/07	70,000	70,011

		120,630

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

CORPORATE BONDS - Continued
Multi-Utilities & Unregulated Power 0.29%
MidAmerican Energy Holdings 3.50% 5/15/08	$91,000	$88,728
Pacific Gas & Electric
4.20% 3/1/11	56,000	53,617
6.05% 3/1/34	24,000	24,206
Southern California Edison 5.55% 1/15/37	45,000	43,008

		209,559

Oil, Gas & Consumable Fuel 0.23%
Devon Financing 6.875% 9/30/11	50,000	52,871
Energy Transfer Partners 6.125% 2/15/17	20,000	20,278
Kinder Morgan Energy Partners 5.00% 12/15/13	50,000	47,520
XTO Energy 4.90% 2/1/14 50,000		47,665

		168,334

Paper & Forest Products 0.11%
Weyerhaeuser 7.375% 3/15/32	75,000	78,287

Pharmaceuticals 0.07%
Wyeth 6.50% 2/1/34	50,000	54,387

Real Estate Investment Trusts 0.51%
Archstone-Smith Trust 5.75% 3/15/16	50,000	50,644
AvalonBay Communities 5.50% 1/15/12	50,000	50,304
Colonial Realty 6.05% 9/1/16	25,000	25,318
Developers Diversified Realty 5.375% 10/15/12	50,000	49,520
ERP Operating 5.125% 3/15/16	50,000	48,559
Health Care Properties Investors
5.65% 12/15/13	25,000	24,663
6.30% 9/15/16	25,000	25,399
Reckson Operating 6.00% 3/31/16	20,000	19,519
Regency Centers 5.25% 8/1/15	30,000	29,086
Simon Property Group 5.875% 3/1/17	50,000	50,932

		373,944

Road & Rail 0.07%
CSX 5.30% 2/15/14	50,000	49,353

Specialty Retail 0.07%
Staples
7.125% 8/15/07	10,000	10,082
7.375% 10/1/12	40,000	43,226

		53,308

Thrift & Mortgage Finance 0.25%
Countrywide Home Loan 2.875% 2/15/07	180,000	179,496

Tobacco 0.07%
Altria Group 7.00% 11/4/13 *	50,000	54,326

Wireless Telecommunication Services 0.18%
New Cingular Wireless Services 7.50% 5/1/07	76,000	76,460
Sprint Capital 8.375% 3/15/12	50,000	55,569

		132,029

TOTAL CORPORATE BONDS (Cost $5,916,576)		5,868,527

FOREIGN BONDS 0.90%

Commercial Banks 0.10%
HBOS 144A 6.00% 11/1/33 #	75,000	76,660

BALANCED PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

FOREIGN BONDS - Continued
Diversified Telecommunications Services 0.14%
France Telecom 7.75% 3/1/11	$75,000	$81,696
Telecom Italia Capital 6.00% 9/30/34	25,000	22,674

		104,370

Foreign Governments 0.07%
Mexico Government International Bond 6.75% 9/27/34 *	35,000	37,800
South Africa Government International Bond 6.50% 6/2/14	15,000	15,769

		53,569

Industrial Conglomerates 0.10%
Tyco International Group 6.00% 11/15/13	70,000	72,427

Media 0.28%
British Sky Broadcasting Group 6.875% 2/23/09	198,000	203,829

Mortgage-Backed Securities 0.14%
Aire Valley Mortgages Series 2004-1A 2A3 144A 5.545% 9/20/34 •#	100,000	100,077

Real Estate Investment Trusts 0.03%
Westfield Group 144A 5.40% 10/1/12 #	25,000	24,903

Road & Rail 0.04%
Canadian National Railway 5.80% 6/1/16	25,000	25,788

TOTAL FOREIGN BONDS (Cost $662,555)		661,623

GOVERNMENT & AGENCY OBLIGATIONS 17.32%

Agency CMO 0.11%
Fannie Mae Series 2006-76 QF 5.75% 8/25/36 •	81,731	82,035

Mortgage-Backed Securities 12.05%
Fannie Mae
4.667% 4/1/14	413,317	401,498
4.778% 2/1/14	330,352	323,351
5.636% 12/1/11	187,275	190,218
5.923% 11/1/11	116,850	119,695
Fannie Mae S.F. 15 yr
5.00% 1/1/19	364,270	359,240
5.00% 1/1/19	230,607	227,214
5.00% 3/1/19	35,755	35,188
5.00% 4/1/19	339,530	334,153
5.00% 6/1/19	967,437	952,115
5.50% 1/1/19	268,725	269,238
5.50% 7/1/19	167,163	167,283
6.00% 7/1/20	362,104	366,901
6.00% 6/1/21	99,999	101,407
6.00% 8/1/21	131,664	133,518
6.50% 9/1/14	115,275	118,151
6.50% 4/1/18	112,406	115,124
Fannie Mae S.F. 30 yr
5.00% 3/1/34	557,085	538,885
5.00% 11/1/35	497,581	480,536
5.50% 6/1/34	292,685	289,547
5.50% 12/1/34	131,688	130,276
5.50% 11/1/35	982,630	971,408
5.50% 6/1/36	199,997	197,999
6.50% 11/1/36	400,000	407,541

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

GOVERNMENT & AGENCY OBLIGATIONS - Continued
Mortgage-Backed Securities - Continued
Freddie Mac S.F. 15 yr
5.50% 9/1/19	$331,939	$331,997
6.00% 7/1/21	121,893	123,534
GNMA S.F. 30 yr
5.00% 2/15/35	120,080	116,795
5.00% 4/15/35	111,468	108,419
5.50% 5/15/34	131,275	130,726
6.00% 3/15/34	71,503	72,543
6.00% 8/15/34	232,958	236,348
6.50% 11/15/31	133,309	137,000
6.50% 7/15/36	193,934	198,979
7.00% 11/15/32	146,582	151,455

		8,838,282

Thrift & Mortgage Finance 0.36%
Fannie Mae 5.00% 1/15/07	225,000	224,981
Freddie Mac 5.75% 3/15/09	36,000	36,554

		261,535

U.S. Treasury Obligations 4.80%
U.S. Treasury Bonds
6.25% 8/15/23 *	552,000	635,361
7.25% 8/15/22	355,000	445,220
U.S. Treasury Inflation Index Notes
2.00% 1/15/16	254,230	245,471
2.375% 4/15/11	660,966	658,331
U.S. Treasury Notes
3.875% 5/15/10 *	550,000	535,928
4.25% 8/15/13	425,000	414,342
6.00% 8/15/09	314,000	323,481
9.25% 2/15/16	200,000	266,438

		3,524,572

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $12,805,562)		12,706,424

MORTGAGE-BACKED SECURITIES 4.30%

Bear Stearns Commercial Mortgage Securities
Series 2004-PWR6 A6 4.825% 11/11/41	150,000	145,186
Series 2005-T18 A4 4.933% 2/13/42 •	100,000	97,456
Chase Commercial Mortgage Securities
Series 1998-2 A2 6.39% 11/18/30	183,869	186,469
Citigroup Mortgage Loan Trust
Series 2005-10 1A2A 5.754% 12/25/35 •	69,251	69,383
Series 2006-AR1 1A1 4.90% 10/25/35	103,149	102,089
Commercial Mortgage Pass Through Certificates
Series 2006-C7 A4 5.769% 6/10/46 •◆	200,000	207,248
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1 1A1 5.379% 3/20/36 •◆	125,192	124,748
Credit Suisse First Boston Mortgage Securities
Series 2003-C3 A5 3.936% 5/15/38	200,000	185,736
Credit Suisse Mortgage Capital Certificates
Series 2006-C4 A3 5.467% 9/15/39	165,000	166,270
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A6 5.396% 8/10/38 •	150,000	150,570

BALANCED PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS - Continued

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

MORTGAGE-BACKED SECURITIES - Continued
Greenwich Capital Commercial Funding
Series 2004-GG1 A7 5.317% 6/10/36 •	$200,000	$199,801
Series 2005-GG3 A4 4.799% 8/10/42	100,000	96,683
IMPAC Trust Series 2005-4 1M1 5.78% 5/25/35 •	64,680	64,807
JPMorgan Mortgage Trust Series 2006-A6 4A1 5.251% 10/25/36 •	163,715	162,623
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2002-C1 A4 6.462% 3/15/31	140,000	147,456
Merrill Lynch Credit Corporation Mortgage Investors
Series 2006-1 2A1 5.403% 2/25/36 •	116,094	115,618
Merrill Lynch Mortgage Trust
Series 2006-C1 A4 5.66% 5/12/39 •	200,000	205,814
Morgan Stanley Capital I
Series 1999-WF1 A2 6.21% 11/15/30	118,724	112,525
Series 2006-T23 A4 5.81% 8/12/41 •	200,000	208,199
Nomura Asset Securities Series 1998-D6 A1B 6.59% 3/15/30	227,843	210,720
Prudential Commercial Mortgage Trust Series 2003-PWR1 A2 4.493% 2/11/36	200,000	192,125

TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,185,699)		3,151,526

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL 97.86% (Cost $62,896,958)		71,789,771

SECURITIES LENDING COLLATERAL** 15.46%

Short-Term Investments 15.46%
Citibank Investors Principal Preservation Trust I, 5.30%	11,344,175	$11,344,175

TOTAL SECURITIES LENDING COLLATERAL (Cost $11,344,175)		11,344,175

TOTAL MARKET VALUE OF SECURITIES 113.32% (Cost $74,241,133)		83,133,946	x
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL** (15.46%)		(11,344,175)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 2.14%		1,570,501

NET ASSETS APPLICABLE TO 4,739,232 SHARES OUTSTANDING; EQUIVALENT TO $15.479 PER SHARE 100.00%		$73,360,272

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized)		$47,392
Capital paid in		58,504,956
Undistributed net investment income		1,750,236
Accumulated net realized gain on investments		4,164,674
Net unrealized appreciation of investments and foreign currencies		8,893,014

TOTAL NET ASSETS		$73,360,272

†	Non-income producing security for the year ended December 31, 2006.
•	Variable rate security. The rate shown is the rate as of December 31, 2006.
*	Fully or partially on loan.
** See Note 9 in “Notes to Financial Statements.”

x	Includes $11,026,414 of securities loaned.

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled $571,027, which represented 0.78% of the Portfolio’s net assets. See Note 10 in “Notes to Financial Statements.”

Summary of Abbreviations:
ADR - American Depositary Receipts
CMO - Collateralized Mortgage Obligation
GNMA - Government National Mortgage Association
S.F. - Single Family
yr - year

See accompanying notes.

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MONEY MARKET PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Massachusetts Financial Services Company (Since 08/28/97)

INVESTMENT OBJECTIVE

The investment objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

7 Day Effective Yield	5.03%
Dollar Weighted Average Maturity	38 Days

Inception Date - August 1, 1985

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

Past performance is not indicative of future results.

PORTFOLIO COMMENTARY

Market Environment

The first half of 2006, the Federal Open Market Committee (FOMC) continued to raise interest rates as economic growth remained quite strong and price stability was roughly in balance. During the latter months of the year, core inflation began to elevate. Higher prices for energy and other commodities combined with a cooling down of the housing market, resulted in the FOMC’s decision to hold the target rate at 5.25%.

Factors influencing performance

Throughout the rising rate environment, the Portfolio’s weighted average maturity remained short, beginning the period at 32 days. As the year reached the later stages and it became apparent the FOMC had discontinued its rate increase policy, we adjusted our strategy and invested in product further out on the money market curve, resulting in an increase in the average maturity to 38 days.

Portfolio positioning

As of year ended December 31, 2006, 95% of the Portfolio’s assets were invested in first tier commercial paper with the remainder in first tier yankee certificates of deposit.

Commitment to quality

Regardless of market or economic conditions, we intend to maintain a focus on high quality as we concentrate on the Portfolio’s objectives of income, capital preservation, and liquidity.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Portfolio has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Portfolio prospectus for additional information concerning portfolio management.

MONEY MARKET PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SECTOR ALLOCATION
as of December 31, 2006

Sector designations may be different than the sector designations presented in other Portfolio materials.

SECTOR	% OF NET ASSETS

COMMERCIAL PAPER	84.47%

Agricultural Operations	3.51%
Beverages	6.98%
Capital Markets	12.99%
Commercial Banks	11.18%
Consumer Finance	8.26%
Diversified Financial Services	8.02%
Diversified Telecommunications Services	3.52%
Electrical Equipment	3.53%
Food Products	7.94%
Industrial Conglomerates	3.44%
Insurance	11.56%
Machinery	3.54%

YANKEE CERTIFICATES OF DEPOSIT	4.18%

Commercial Banks	3.36%
Diversified Financial Services	0.82%

TOTAL MARKET VALUE OF SECURITIES	88.65%
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES	11.35%

TOTAL NET ASSETS	100.00%

MONEY MARKET PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF NET ASSETS
December 31, 2006

	Principal Amount	Market Value
	(U.S.$)	(U.S.$)

COMMERCIAL PAPER‡ 84.47%

Agricultural Operations 3.51%
Archer Daniels 5.20% 2/13/07 =	$2,486,000	$2,470,559

Beverages 6.98%
Anheuser Busch 5.15% 4/2/07 =	2,530,000	2,495,978
Coca Cola Enterprises 5.22% 1/5/07 =	2,411,000	2,409,602

		4,905,580

Capital Markets 12.99%
Goldman Sachs Group 5.23% 1/22/07	1,029,000	1,025,861
Merrill Lynch & Co. 5.23% 1/22/07	3,199,000	3,189,240
Morgan Stanley Dean Witter 5.25% 2/21/07	2,510,000	2,491,332
UBS Finance Delaware 5.25% 1/18/07	2,436,000	2,429,961

		9,136,394

Commercial Banks 11.18%
Dexia Delaware 5.24% 2/8/07	2,466,000	2,452,360
Societe Generale
5.25% 3/8/07	1,600,000	1,584,871
5.26% 1/8/07	642,000	641,343
Swedbank 5.23% 1/8/07	3,183,000	3,179,763

		7,858,337

Consumer Finance 8.26%
American General Finance 5.21% 5/1/07	3,461,000	3,400,937
Toyota Motor Credit 5.23% 2/27/07	2,430,000	2,409,878

		5,810,815

Diversified Financial Services 8.02%
Citigroup Funding
5.25% 1/16/07	938,000	935,950
5.26% 2/15/07	1,538,000	1,527,888
General Electric Capital 5.20% 2/1/07	3,192,000	3,177,706

		5,641,544

Diversified Telecommunications Services 3.52%
BellSouth 5.30% 1/22/07 =	2,488,000	2,480,308

Electrical Equipment 3.53%
Emerson Electric 5.25% 1/12/07 =	2,485,000	2,481,014

Food Products 7.94%
Cargill 5.25% 2/2/07 =	2,480,000	2,468,427
Hershey 5.19% 2/5/07 =	2,484,000	2,471,465
Nestle 5.22% 1/2/07 =	644,000	643,907

		5,583,799

Industrial Conglomerates 3.44%
3M Company 5.19% 1/8/07	2,423,000	2,420,555

COMMERCIAL PAPER‡ - Continued
Insurance 11.56%
General Re 5.21% 1/16/07	$3,215,000	$3,208,021
ING America Insurance Holdings 5.26% 3/14/07	2,500,000	2,474,199
MetLife Funding 5.20% 2/5/07	2,462,000	2,449,553

		8,131,773

Machinery 3.54%
Caterpillar 5.25% 1/2/07	2,490,000	2,489,637

TOTAL COMMERCIAL PAPER (Cost $59,410,588)		59,410,315

YANKEE CERTIFICATES OF DEPOSIT 4.18%

Commercial Banks 3.36%
Barclays Bank 5.31% 1/22/07	2,366,000	2,365,970

Diversified Financial Services 0.82%
Credit Suisse First Boston 5.31% 2/28/07	576,000	575,975

TOTAL YANKEE CERTIFICATES OF DEPOSIT (Cost $2,942,000)		2,941,945

TOTAL MARKET VALUE OF SECURITIES 88.65% (Cost $62,352,588)		62,352,260
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES 11.35%		7,982,244

NET ASSETS APPLICABLE TO 6,322,536 SHARES OUTSTANDING; EQUIVALENT TO $11.124 PER SHARE 100.00%		$70,334,504

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Par value ($0.01 par value, 1,000,000,000 shares authorized)		$63,225
Capital paid in		66,953,539
Undistributed net investment income		3,317,795
Accumulated net realized gain on investments		273
Net unrealized depreciation of investments		(328)

TOTAL NET ASSETS		$70,334,504

‡	The interest rate shown is the effective yield at the time of purchase.

=	Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At December 31, 2006, the aggregate amount of these securities equaled $17,921,260, which represented 25.48% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

See accompanying notes.

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JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006

	Capital		Strategic	S&P 500
	Growth	Growth	Growth	Index	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets:

Investments in affiliated companies at market	$-	$-	$975,844	$676,017	$-
Investments in unaffiliated companies at market[1]	163,649,215	40,856,604	85,369,221	232,530,358	108,871,671
Short-term investments held as collateral for loaned securities at market	38,995,578	8,682,180	14,870,730	45,876,269	12,677,051
Cash	1,574,089	259,222	1,532,181	3,313,550	461
Foreign currencies at market	-	-	42,821	-	-
Subscriptions receivable	21,012	154	132	50	106,108
Receivables for securities sold	2,986,659	269,788	94,834	36,345	296,837
Dividends and reclaims receivable	157,584	41,523	92,990	322,847	167,954
Interest receivable[2]	2,849	1,151	8,709	7,467	116
Foreign currency contracts, at value	-	-	-	-	24

Total Assets	207,386,986	50,110,622	102,987,462	282,762,903	122,120,222

Liabilities:
Obligations to return securities lending collateral	38,995,578	8,682,180	14,870,730	45,876,269	12,677,051
Payables for securities purchased	2,842,369	183,619	484,944	-	154,888
Liquidations payable	7,188	58,138	4,181	293,404	111,082
Variation margin payable on futures contracts	-	-	-	14,312	-
Advisory fee payable	42,404	6,733	28,212	20,474	30,834
Other accrued expenses	88,482	24,340	44,072	48,594	17,474

Total Liabilities	41,976,021	8,955,010	15,432,139	46,253,053	12,991,329

TOTAL NET ASSETS	$165,410,965	$41,155,612	$87,555,323	$236,509,850	$109,128,893

Cost:
Investments in affiliated companies at cost	$-	$-	$975,844	$493,274	$-
Other investments in unaffiliated companies at cost	149,909,868	34,886,784	68,348,190	202,232,864	101,768,980
Cost of short-term investments held as collateral for loaned securities	38,995,578	8,682,180	14,870,730	45,876,269	12,677,051
Foreign currencies at cost	-	-	42,639	-	-

[1] Includes market value of securities on loan	37,658,567	8,413,338	14,347,679	44,291,794	12,239,989

[2]	Includes receivable from affiliated companies for Strategic Growth Portfolio of $4,158.

JEFFERSON PILOT VARIABLE FUND, INC.

				Inter-	World	High
Mid-Cap	Mid-Cap	Small	Small-Cap	national	Growth	Yield		Money
Growth	Value	Company	Value	Equity	Stock	Bond	Balanced	Market
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$-	$-	$-	$-	$-	$-	$-	$-	$-
25,928,631	61,107,190	69,310,740	44,475,374	134,095,431	161,240,582	21,915,629	71,789,771	62,352,260

7,596,540	16,653,323	30,121,561	16,540,975	7,584,545	3,482,876	3,807,285	11,344,175	-
195,509	1,370,128	2,066,530	2,505,510	3,507,062	6,224,358	7,893	1,552,615	405
-	-	-	-	89,344	234,717	-	-	-
737	137,258	145	5	251,928	181,936	-	5,876	8,000,404
122,786	-	-	76,690	-	-	-	13,408	-
8,043	55,155	10,115	55,976	71,581	202,373	925	73,631	-
455	4,901	9,192	5,544	16,511	25,634	410,450	211,157	21,736
-	370	-	-	89	-	-	-	-

33,852,701	79,328,325	101,518,283	63,660,074	145,616,491	171,592,476	26,142,182	84,990,633	70,374,805

7,596,540	16,653,323	30,121,561	16,540,975	7,584,545	3,482,876	3,807,285	11,344,175	-
156,711	430,349	-	-	330,992	-	10,700	231,776	-
9	9,803	33,043	338,966	33,181	11,473	51,496	-	9,695
-	-	-	-	-	-	-	-	-
6,738	15,725	15,267	12,062	51,247	35,322	6,663	12,442	10,464
20,672	46,840	42,689	46,748	81,054	96,410	16,285	41,968	20,142

7,780,670	17,156,040	30,212,560	16,938,751	8,081,019	3,626,081	3,892,429	11,630,361	40,301

$26,072,031	$62,172,285	$71,305,723	$46,721,323	$137,535,472	$167,966,395	$22,249,753	$73,360,272	$70,334,504

$-	$-	$-	$-	$-	$-	$-	$-	$-
22,544,891	52,553,580	61,630,872	39,058,541	117,818,411	112,790,462	21,392,265	62,896,958	62,352,588

7,596,540	16,653,323	30,121,561	16,540,975	7,584,545	3,482,876	3,807,285	11,344,175	-
-	-	-	-	88,774	233,703	-	-	-

7,326,676	16,090,368	29,069,042	15,861,854	5,268,547	3,320,640	3,712,998	11,026,414	-

JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENTS OF OPERATIONS
Year Ended December 31, 2006

	Capital		Strategic	S&P 500
	Growth	Growth	Growth	Index	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:

Dividends	$1,445,226	$495,296	$1,072,449	$4,480,354	$2,117,720
Interest	100,763	22,563	29,657	97,681	93,529
Income from investments in affiliated companies	-	-	65,403	16,068	-
Securities lending income	50,007	10,510	36,139	47,499	11,893
Foreign tax withheld	(39,780)	(5,098)	(28,295)	-	(9)

	1,556,216	523,271	1,175,353	4,641,602	2,223,133

Expenses:
Advisory fees	1,218,873	271,505	665,652	564,670	695,445
Custodian fees	12,063	16,297	18,841	32,446	8,821
Shareholder reports	30,686	7,671	15,615	43,484	17,191
Professional fees	58,929	14,854	30,553	84,367	34,843
Directors fees	11,986	2,997	6,128	16,894	6,698
Security valuation	2,441	2,930	7,486	21,484	2,410
Miscellaneous expenses	8,290	2,076	4,290	37,128	4,779

	1,343,268	318,330	748,565	800,473	770,187
Less expenses absorbed or waived	-	-	-	(141,696)	(35,661	)(1)

Total operating expenses	1,343,268	318,330	748,565	658,777	734,526

Net Investment Income (Loss)	212,948	204,941	426,788	3,982,825	1,488,607

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:

Net realized gain (loss) on:
Investments	14,733,230	3,995,005	7,710,572	(4,061,526)	21,037,599

Futures contracts	-	-	-	192,070	-

Foreign currencies	(3,616)	(3)	(13,419)	-	(253)

Net realized gain (loss)	14,729,614	3,995,002	7,697,153	(3,869,456)	21,037,346

Net change in unrealized appreciation/depreciation of investments and foreign currencies	(7,297,584)	(605,922)	2,587,169	33,534,627	(5,511,957)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	7,432,030	3,389,080	10,284,322	29,665,171	15,525,389

Net Increase In Net Assets Resulting from Operations	$7,644,978	$3,594,021	$10,711,110	$33,647,996	$17,013,996

(1)	See Note 2 in “Notes to Financial Statements.”

See accompanying notes.

JEFFERSON PILOT VARIABLE FUND, INC.

				Inter-	World	High
Mid-Cap	Mid-Cap	Small	Small-Cap	national	Growth	Yield		Money
Growth	Value	Company	Value	Equity	Stock	Bond	Balanced	Market
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$208,694	$829,515	$124,102	$574,448	$1,241,523	$4,260,497	$16,245	$1,121,581	$-
18,634	54,726	115,659	90,977	197,233	175,223	1,662,501	1,137,006	3,685,688
-	-	-	-	-	-	-	-	-
19,315	17,122	198,066	53,666	32,016	87,712	13,066	15,292	-
(35)	(27,436)	-	-	(83,658)	(367,559)	(133)	(10,604)	-

246,608	873,927	437,827	719,091	1,387,114	4,155,873	1,691,679	2,263,275	3,685,688

242,883	532,800	539,017	627,551	867,262	1,091,453	161,502	451,844	310,936
24,608	17,638	27,043	11,396	52,822	26,783	23,670	16,853	7,780
5,025	9,941	13,306	9,322	16,028	26,286	3,975	12,741	14,106
9,567	20,123	25,654	17,860	35,688	53,512	7,771	25,101	25,642
1,947	3,852	5,139	3,621	6,214	10,343	1,545	4,979	5,255
4,251	4,678	4,729	2,275	14,200	22,952	14,680	16,120	734
1,351	2,708	3,628	2,437	4,984	7,432	1,079	3,457	3,440

289,632	591,740	618,516	674,462	997,198	1,238,761	214,222	531,095	367,893
-	-	-	-	-	-	-	-

289,632	591,740	618,516	674,462	997,198	1,238,761	214,222	531,095	367,893

(43,024)	282,187	(180,689)	44,629	389,916	2,917,112	1,477,457	1,732,180	3,317,795

2,922,907	6,839,910	10,927,046	8,050,905	9,151,497	9,044,029	58,608	4,295,771	274

-	-	-	-	-	-	-	-	-

-	(2,695)	-	-	(7,689)	(55,638)	(7,042)	(15)	-

2,922,907	6,837,215	10,927,046	8,050,905	9,143,808	8,988,391	51,566	4,295,756	274

(1,176,603)	1,313,947	(1,937,563)	(3,343,357)	7,741,147	22,414,586	587,723	3,359,312	(1,498)

1,746,304	8,151,162	8,989,483	4,707,548	16,884,955	31,402,977	639,289	7,655,068	(1,224)

$1,703,280	$8,433,349	$8,808,794	$4,752,177	$17,274,871	$34,320,089	$2,116,746	$9,387,248	$3,316,571

JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Capital Growth		Growth		Strategic Growth
	Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:

Net investment income (loss)	$212,948	$7,043	$204,941	$143,513	$426,788	$209,766

Net realized gain (loss) on investments and foreign currencies	14,729,614	3,195,445	3,995,002	4,938,431	7,697,153	7,341,106

Net change in unrealized appreciation/ depreciation of investments and foreign currencies	(7,297,584)	4,370,007	(605,922)	205,121	2,587,169	(2,429,960)

Net increase in net assets resulting from operations	7,644,978	7,572,495	3,594,021	5,287,065	10,711,110	5,120,912

Dividends and distributions to shareholders from:

Net investment income	(7,043)	(234,799)	(143,513)	-	(196,512)	(417,921)

Net realized gain on investments	-	-	-	-	-	-

	(7,043)	(234,799)	(143,513)	-	(196,512)	(417,921)

Capital share transactions:

Proceeds from shares sold	2,297,831	2,456,971	1,759,598	4,315,193	1,601,314	1,680,142

Net asset value of shares issued upon reinvestment of dividends and distributions	7,043	234,799	143,513	-	196,512	417,921

	2,304,874	2,691,770	1,903,111	4,315,193	1,797,826	2,098,063

Cost of shares repurchased	(19,519,567)	(24,307,186)	(6,480,090)	(8,572,219)	(11,169,705)	(11,964,547)

Increase (decrease) in net assets derived from capital share transactions	(17,214,693)	(21,615,416)	(4,576,979)	(4,257,026)	(9,371,879)	(9,866,484)

Net increase (decrease) in net assets	(9,576,758)	(14,277,720)	(1,126,471)	1,030,039	1,142,719	(5,163,493)

NET ASSETS:

Beginning of year	174,987,723	189,265,443	42,282,083	41,252,044	86,412,604	91,576,097

End of year	$165,410,965	$174,987,723	$41,155,612	$42,282,083	$87,555,323	$86,412,604

Undistributed net investment income	$209,332	$7,043	$204,938	$143,513	$413,369	$196,512

See accompanying notes.

JEFFERSON PILOT VARIABLE FUND, INC.

S&P 500 Index		Value		Mid-Cap Growth		Mid-Cap Value
Portfolio		Portfolio		Portfolio		Portfolio
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2006	2005	2006	2005	2006	2005	2006	2005

$3,982,825	$3,732,108	$1,488,607	$1,014,918	$(43,024)	$(132,448)	$282,187	$(19,712)

(3,869,456)	(2,565,040)	21,037,346	10,981,562	2,922,907	2,615,507	6,837,215	5,516,208

33,534,627	9,505,868	(5,511,957)	(5,468,213)	(1,176,603)	259,115	1,313,947	(1,328,905)

33,647,996	10,672,936	17,013,996	6,528,267	1,703,280	2,742,174	8,433,349	4,167,591

(3,709,858)	(3,869,517)	(1,014,918)	(1,052,321)	-	-	-	-

-	-	(6,818,197)	-	(1,107,858)	-	(5,365,934)	(4,868,674)

(3,709,858)	(3,869,517)	(7,833,115)	(1,052,321)	(1,107,858)	-	(5,365,934)	(4,868,674)

9,524,242	16,915,303	22,115,346	7,213,182	3,488,608	4,620,704	17,139,759	5,754,565

3,709,858	3,869,517	7,833,115	1,052,321	1,107,858	-	5,365,934	4,868,674

13,234,100	20,784,820	29,948,461	8,265,503	4,596,466	4,620,704	22,505,693	10,623,239

(39,877,033)	(31,663,771)	(13,737,678)	(13,805,752)	(6,290,387)	(4,278,796)	(9,254,793)	(9,156,187)

(26,642,933)	(10,878,951)	16,210,783	(5,540,249)	(1,693,921)	341,908	13,250,900	1,467,052

3,295,205	(4,075,532)	25,391,664	(64,303)	(1,098,499)	3,084,082	16,318,315	765,969

233,214,645	237,290,177	83,737,229	83,801,532	27,170,530	24,086,448	45,853,970	45,088,001

$236,509,850	$233,214,645	$109,128,893	$83,737,229	$26,072,031	$27,170,530	$62,172,285	$45,853,970

$3,990,131	$3,709,858	$1,488,354	$1,014,918	$-	$-	$279,492	$-

JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Small Company		Small-Cap Value		International Equity
	Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(180,689)	$(370,679)	$44,629	$125,430	$389,916	$109,546

Net realized gain (loss) on investments and foreign currencies	10,927,046	6,324,409	8,050,905	5,674,669	9,143,808	4,684,305

Net change in unrealized appreciation/ depreciation of investments and foreign currencies	(1,937,563)	1,426,593	(3,343,357)	(3,379,662)	7,741,147	3,207,757

Net increase in net assets resulting from operations	8,808,794	7,380,323	4,752,177	2,420,437	17,274,871	8,001,608

Dividends and distributions to shareholders from:

Net investment income	-	-	-	-	(39,149)	(217,411)

Net realized gain on investments	-	-	(5,727,103)	(4,717,701)	-	-

	-	-	(5,727,103)	(4,717,701)	(39,149)	(217,411)

Capital share transactions:

Proceeds from shares sold	6,333,952	3,579,336	2,548,633	4,100,741	85,781,447	7,286,335

Net asset value of shares issued upon reinvestment of dividends and distributions	-	-	5,727,103	4,717,701	39,149	217,411

	6,333,952	3,579,336	8,275,736	8,818,442	85,820,596	7,503,746

Cost of shares repurchased	(13,986,891)	(8,514,874)	(11,855,626)	(9,699,586)	(16,282,427)	(5,022,374)

Increase (decrease) in net assets derived from capital share transactions	(7,652,939)	(4,935,538)	(3,579,890)	(881,144)	69,538,169	2,481,372

Net increase (decrease) in net assets	1,155,855	2,444,785	(4,554,816)	(3,178,408)	86,773,891	10,265,569

NET ASSETS:

Beginning of year	70,149,868	67,705,083	51,276,139	54,454,547	50,761,581	40,496,012

End of year	$71,305,723	$70,149,868	$46,721,323	$51,276,139	$137,535,472	$50,761,581

Undistributed net investment income	$-	$-	$152,735	$-	$382,227	$39,149

See accompanying notes.

JEFFERSON PILOT VARIABLE FUND, INC.

World Growth Stock		High Yield Bond		Balanced		Money Market
Portfolio		Portfolio		Portfolio		Portfolio
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2006	2005	2006	2005	2006	2005	2006	2005

$2,917,112	$2,109,291	$1,477,457	$1,464,745	$1,732,180	$1,583,002	$3,317,795	$1,814,208

8,988,391	9,740,081	51,566	128,724	4,295,756	2,429,232	274	(1)

22,414,586	(917,232)	587,723	(1,217,036)	3,359,312	(371,642)	(1,498)	39

34,320,089	10,932,140	2,116,746	376,433	9,387,248	3,640,592	3,316,571	1,814,246

(2,001,105)	(1,823,529)	(1,543,710)	(1,480,374)	(1,583,002)	(1,562,645)	(1,814,208)	(481,240)

(9,848,267)	(2,886,967)	-	-	(375,791)	-	-	-

(11,849,372)	(4,710,496)	(1,543,710)	(1,480,374)	(1,958,793)	(1,562,645)	(1,814,208)	(481,240)

15,103,270	6,224,405	3,439,147	3,987,043	5,585,259	4,415,514	80,186,281	66,627,267

11,849,372	4,710,496	1,543,710	1,480,374	1,958,793	1,562,645	1,814,208	481,240

26,952,642	10,934,901	4,982,857	5,467,417	7,544,052	5,978,159	82,000,489	67,108,507

(14,517,418)	(11,583,328)	(5,024,259)	(5,991,015)	(9,979,902)	(13,021,533)	(80,395,859)	(60,278,668)

12,435,224	(648,427)	(41,402)	(523,598)	(2,435,850)	(7,043,374)	1,604,630	6,829,839

34,905,941	5,573,217	531,634	(1,627,539)	4,992,605	(4,965,427)	3,106,993	8,162,845

133,060,454	127,487,237	21,718,119	23,345,658	68,367,667	73,333,094	67,227,511	59,064,666

$167,966,395	$133,060,454	$22,249,753	$21,718,119	$73,360,272	$68,367,667	$70,334,504	$67,227,511

$2,861,474	$2,001,105	$1,507,886	$1,546,115	$1,750,236	$1,583,002	$3,317,795	$1,814,208

FINANCIAL HIGHLIGHTS (1)	JEFFERSON PILOT VARIABLE FUND, INC.

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

		Income (loss) from investment operations:
			Net realized and
	Net asset		unrealized gain
	value,		(loss) on	Total from
	beginning of	Net investment	investments and	investment
	period	income (loss) (2)	foreign currencies	operations
Capital Growth Portfolio
Year ended December 31, 2006	$22.507	$0.029	$1.051	$1.080
Year ended December 31, 2005	21.513	—	1.021	1.021
Year ended December 31, 2004	19.652	0.030	1.831	1.861
Year ended December 31, 2003	15.477	—	4.175	4.175
Year ended December 31, 2002	22.468	—	(6.991)	(6.991)
Growth Portfolio
Year ended December 31, 2006	15.899	0.081	1.362	1.443
Year ended December 31, 2005	13.952	0.050	1.897	1.947
Year ended December 31, 2004	12.476	(0.010)	1.486	1.476
Year ended December 31, 2003	9.534	(0.050)	2.992	2.942
Year ended December 31, 2002	12.802	—	(3.268)	(3.268)
Strategic Growth Portfolio
Year ended December 31, 2006	14.910	0.078	1.906	1.984
Year ended December 31, 2005	14.097	0.050	0.829	0.879
Year ended December 31, 2004	12.855	0.070	1.172	1.242
Year ended December 31, 2003	9.739	—	3.116	3.116
Year ended December 31, 2002	14.721	—	(4.982)	(4.982)
S&P 500 Index Portfolio
Year ended December 31, 2006	8.718	0.154	1.185	1.339
Year ended December 31, 2005	8.470	0.140	0.246	0.386
Year ended December 31, 2004	7.756	0.140	0.670	0.810
Year ended December 31, 2003	6.130	0.100	1.610	1.710
Year ended December 31, 2002	7.969	0.080	(1.843)	(1.763)
Value Portfolio
Year ended December 31, 2006	22.837	0.361	3.794	4.155
Year ended December 31, 2005	21.417	0.280	1.406	1.686
Year ended December 31, 2004	19.332	0.270	2.000	2.270
Year ended December 31, 2003	15.223	0.180	4.068	4.248
Year ended December 31, 2002	19.517	0.140	(4.271)	(4.131)
Mid-Cap Growth Portfolio
Year ended December 31, 2006	11.025	(0.018)	0.778	0.760
Year ended December 31, 2005	9.820	(0.050)	1.255	1.205
Year ended December 31, 2004	8.780	(0.070)	1.110	1.040
Year ended December 31, 2003	5.870	(0.050)	2.960	2.910
Year ended December 31, 2002	8.583	—	(2.713)	(2.713)
Mid-Cap Value Portfolio
Year ended December 31, 2006	13.797	0.071	2.223	2.294
Year ended December 31, 2005	14.133	(0.010)	1.224	1.214
Year ended December 31, 2004	12.264	(0.010)	1.940	1.930
Year ended December 31, 2003	8.568	(0.010)	3.706	3.696
Year ended December 31, 2002	9.923	—	(1.355)	(1.355)

(1)	Financial highlights for the year ended December 31, 2005, 2004, 2003 and 2002 have been extended to three decimal places. No additional changes were made to the data.
(2)	The average shares outstanding method has been applied for per share information for the year ended December 31, 2006.
(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4)	The ratio calculates to less than 0.005%.

See accompanying notes.

Less dividends and distributions from:						Ratios and supplemental data:
											Ratio of net
											investment
								Ratio of expenses			Income (loss) to
								to average net	Ratio of net		average net
							Ratio of	assets prior to fees	investment		assets prior to
Net	Net realized	Total	Net asset			Net Assets,	expenses to	waived and	income (loss)		fees waived and
investment	gain on	dividends and	value, end	Total		End of Period	average net	expense paid	to average net		expense paid		Portfolio
income	investments	distributions	of period	Return (3)		(000 omitted)	assets	indirectly	assets		indirectly		Turnover

$(0.001)	$—	$(0.001)	$23.586	4.80%		$165,411	0.80%	0.80%	0.13%		0.13%		89%
(0.027)	—	(0.027)	22.507	4.77%		174,988	0.80%	0.80%	0.00%	(4)	0.00%		77%
—	—	—	21.513	9.47%		189,265	0.83%	0.83%	0.13%		0.13%		163%
—	—	—	19.652	26.97%		190,185	0.90%	0.90%	0.00%	(4)	0.00%		48%
—	—	—	15.477	(31.12%	)	167,738	0.92%	0.92%	(0.09%	)	(0.09%	)	52%

(0.055)	—	(0.055)	17.287	9.09%		41,156	0.76%	0.76%	0.49%		0.49%		115%
—	—	—	15.899	13.95%		42,282	0.76%	0.76%	0.36%		0.36%		142%
—	—	—	13.952	11.83%		41,252	0.81%	0.81%	(0.05%	)	(0.05%	)	195%
—	—	—	12.476	30.85%		41,331	0.89%	0.89%	(0.50%	)	(0.50%	)	170%
—	—	—	9.534	(25.53%	)	31,843	0.86%	0.86%	(0.55%	)	(0.55%	)	284%

(0.035)	—	(0.035)	16.859	13.33%		87,555	0.88%	0.88%	0.50%		0.50%		45%
(0.066)	—	(0.066)	14.910	6.29%		86,413	0.88%	0.88%	0.24%		0.24%		38%
—	—	—	14.097	9.66%		91,576	0.91%	0.91%	0.49%		0.49%		37%
—	—	—	12.855	32.00%		89,651	0.92%	0.92%	0.02%		0.02%		105%
—	—	—	9.739	(33.84%	)	73,988	0.92%	0.92%	(0.35%	)	(0.35%	)	119%

(0.141)	—	(0.141)	9.916	15.52%		236,510	0.28%	0.34%	1.69%		1.63%		4%
(0.138)	—	(0.138)	8.718	4.69%		233,215	0.28%	0.34%	1.60%		1.54%		5%
(0.096)	—	(0.096)	8.470	10.56%		237,290	0.28%	0.34%	1.74%		1.68%		2%
(0.084)	—	(0.084)	7.756	28.30%		214,568	0.28%	0.39%	1.48%		1.37%		2%
(0.076)	—	(0.076)	6.130	(22.34%	)	165,873	0.28%	0.34%	1.28%		1.22%		3%

(0.286)	(1.920)	(2.206)	24.786	19.66%		109,129	0.78%	0.82%	1.58%		1.54%		164%
(0.266)	—	(0.266)	22.837	7.98%		83,737	0.82%	0.82%	1.20%		1.20%		69%
(0.185)	—	(0.185)	21.417	11.85%		83,802	0.82%	0.82%	1.30%		1.30%		39%
(0.139)	—	(0.139)	19.332	28.18%		82,914	0.83%	0.83%	1.08%		1.08%		71%
(0.163)	—	(0.163)	15.223	(21.36%	)	69,268	0.81%	0.81%	0.75%		0.75%		41%

—	(0.455)	(0.455)	11.330	6.72%		26,072	1.07%	1.07%	(0.16%	)	(0.16%	)	156%
—	—	—	11.025	12.27%		27,171	1.08%	1.08%	(0.56%	)	(0.56%	)	158%
—	—	—	9.820	11.84%		24,086	1.09%	1.09%	(0.77%	)	(0.77%	)	175%
—	—	—	8.780	49.59%		24,844	1.14%	1.14%	(0.89%	)	(0.89%	)	167%
—	—	—	5.870	31.62%		12,424	1.16%	1.16%	(0.94%	)	(0.94%	)	236%

—	(1.618)	(1.618)	14.473	17.69%		62,172	1.10%	1.10%	0.52%		0.52%		52%
—	(1.550)	(1.550)	13.797	10.01%		45,854	1.13%	1.13%	(0.04%	)	(0.04%	)	47%
—	(0.061)	(0.061)	14.133	15.81%		45,088	1.19%	1.19%	(0.09%	)	(0.09%	)	61%
—	—	—	12.264	43.14%		40,020	1.21%	1.21%	(0.16%	)	(0.16%	)	60%
—	—	—	8.568	(13.66%	)	26,344	1.20%	1.20%	(0.06%	)	(0.06%	)	69%

FINANCIAL HIGHLIGHTS (1)	JEFFERSON PILOT VARIABLE FUND, INC.

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

		Income (loss) from investment operations:
			Net realized and
	Net asset		unrealized gain
	value,		(loss) on	Total from
	beginning of	Net investment	investments and	investment
	period	income (loss) (2)	foreign currencies	operations
Small Company Portfolio
Year ended December 31, 2006	$16.316	$(0.044)	$2.178	$2.134
Year ended December 31, 2005	14.573	(0.090)	1.833	1.743
Year ended December 31, 2004	13.721	(0.100)	0.952	0.852
Year ended December 31, 2003	9.778	(0.080)	4.023	3.943
Year ended December 31, 2002	13.763	—	(3.985)	(3.985)
Small-Cap Value Portfolio
Year ended December 31, 2006	14.637	0.013	1.501	1.514
Year ended December 31, 2005	15.344	0.040	0.613	0.653
Year ended December 31, 2004	13.083	(0.030)	2.574	2.544
Year ended December 31, 2003	9.635	(0.030)	3.478	3.448
Year ended December 31, 2002	11.072	—	(1.390)	(1.390)
International Equity Portfolio
Year ended December 31, 2006	12.190	0.059	2.862	2.921
Year ended December 31, 2005	10.263	0.040	1.943	1.983
Year ended December 31, 2004	8.794	0.060	1.434	1.494
Year ended December 31, 2003	6.792	0.040	2.050	2.090
Year ended December 31, 2002	8.797	0.090	(2.095)	(2.005)
World Growth Stock Portfolio
Year ended December 31, 2006	27.119	0.566	6.074	6.640
Year ended December 31, 2005	25.886	0.440	1.762	2.202
Year ended December 31, 2004	22.084	0.390	3.668	4.058
Year ended December 31, 2003	16.832	0.290	5.301	5.591
Year ended December 31, 2002	20.422	0.240	(3.605)	(3.365)
High Yield Bond Portfolio
Year ended December 31, 2006	7.908	0.533	0.238	0.771
Year ended December 31, 2005	8.339	0.560	(0.432)	0.128
Year ended December 31, 2004	8.201	0.550	0.149	0.699
Year ended December 31, 2003	7.346	0.520	0.838	1.358
Year ended December 31, 2002	7.197	0.530	(0.378)	0.152
Balanced Portfolio
Year ended December 31, 2006	13.939	0.359	1.591	1.950
Year ended December 31, 2005	13.532	0.330	0.380	0.710
Year ended December 31, 2004	12.556	0.280	0.909	1.189
Year ended December 31, 2003	11.273	0.210	1.336	1.546
Year ended December 31, 2002	12.340	0.250	(1.019)	(0.769)
Money Market Portfolio (5)
Year ended December 31, 2006	10.955	0.498	(0.003)	0.495
Year ended December 31, 2005	10.748	0.300	(0.009)	0.291
Year ended December 31, 2004	10.742	0.100	(0.016)	0.084
Year ended December 31, 2003	10.805	0.060	0.004	0.064
Year ended December 31, 2002	10.980	0.140	(0.009)	0.131

(1)	Financial highlights for the years ended December 31, 2005, 2004, 2003, and 2002 have been extended to three decimal places. No additional changes were made to the data.
(2)	The average shares outstanding method has been applied for per share information for the year ended December 31, 2006.
(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4)	In 2003, the International Equity Portfolio received a non-recurring reimbursement which was recorded as a capital contribution. Excluding the effect of this payment from the Portfolio’s ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91%.
(5)	The average shares outstanding method has been applied for per share information for all year ends.

See accompanying notes.

Less dividends and distributions from:						Ratios and supplemental data:
											Ratio of net
											investment
								Ratio of expenses			Income (loss) to
								to average net	Ratio of net		average net
							Ratio of	assets prior to fees	investment		assets prior to
Net	Net realized	Total	Net asset			Net Assets,	expenses to	waived and	income (loss)		fees waived and
investment	gain on	dividends and	value, end	Total		End of Period	average net	expense paid	to average net		expense paid		Portfolio
income	investments	distributions	of period	Return (3)		(000 omitted)	assets	indirectly	assets		indirectly		Turnover

$—	$—	$—	$18.450	13.08%		$71,306	0.86%	0.86%	(0.25%	)	(0.25%	)	222%
—	—	—	16.316	11.96%		70,150	0.85%	0.85%	(0.57%	)	(0.57%	)	133%
—	—	—	14.573	6.21%		67,705	0.87%	0.87%	(0.69%	)	(0.69%	)	125%
—	—	—	13.721	40.32%		72,514	0.92%	0.92%	(0.74%	)	(0.74%	)	112%
—	—	—	9.778	(28.96%	)	51,866	0.86%	0.86%	(0.73%	)	(0.73%	)	57%

—	(1.660)	(1.660)	14.491	10.28%		46,721	1.34%	1.34%	0.09%		0.09%		54%
—	(1.360)	(1.360)	14.637	5.10%		51,276	1.36%	1.36%	0.25%		0.25%		43%
—	(0.283)	(0.283)	15.344	19.77%		54,455	1.40%	1.40%	(0.24%	)	(0.24%	)	45%
—	—	—	13.083	35.79%		44,982	1.42%	1.42%	(0.31%	)	(0.31%	)	54%
—	(0.047)	(0.047)	9.635	(12.64%	)	23,440	1.42%	1.42%	(0.35%	)	(0.35%	)	58%

(0.009)	—	(0.009)	15.102	23.97%		137,535	1.12%	1.12%	0.44%		0.44%		106%
(0.056)	—	(0.056)	12.190	19.46%		50,762	1.22%	1.22%	0.27%		0.27%		159%
(0.025)	—	(0.025)	10.263	17.02%		40,496	1.28%	1.28%	0.68%		0.68%		145%
(0.088)	—	(0.088)	8.794	31.38%	(4)	33,189	1.29%	1.29%	0.52%		0.52%		234%
—	—	—	6.792	(22.79%	)	25,484	1.19%	1.19%	0.49%		0.49%		141%

(0.414)	(2.038)	(2.452)	31.307	26.13%		167,966	0.85%	0.85%	2.00%		2.00%		19%
(0.375)	(0.594)	(0.969)	27.119	8.88%		133,060	0.86%	0.86%	1.66%		1.66%		22%
(0.256)	—	(0.256)	25.886	18.56%		127,487	0.88%	0.88%	1.62%		1.62%		24%
(0.339)	—	(0.339)	22.084	34.09%		115,062	0.89%	0.89%	1.57%		1.57%		25%
(0.225)	—	(0.225)	16.832	(16.67%	)	95,116	0.85%	0.85%	1.24%		1.24%		10%

(0.587)	—	(0.587)	8.092	10.33%		22,250	0.99%	0.99%	6.86%		6.86%		90%
(0.559)	—	(0.559)	7.908	1.75%		21,718	1.07%	1.07%	6.65%		6.65%		54%
(0.561)	—	(0.561)	8.339	9.05%		23,346	1.10%	1.10%	6.97%		6.97%		68%
(0.503)	—	(0.503)	8.201	19.52%		21,424	1.13%	1.13%	7.30%		7.30%		74%
(0.003)	—	(0.003)	7.346	2.13%		15,809	1.16%	1.16%	7.79%		7.79%		60%

(0.331)	(0.079)	(0.410)	15.479	14.30%		73,360	0.76%	0.76%	2.49%		2.49%		39%
(0.303)	—	(0.303)	13.939	5.37%		68,368	0.77%	0.77%	2.26%		2.26%		33%
(0.213)	—	(0.213)	13.532	9.61%		73,333	0.81%	0.81%	2.20%		2.20%		112%
(0.263)	—	(0.263)	12.556	14.04%		71,312	0.89%	0.89%	1.86%		1.86%		75%
(0.298)	—	(0.298)	11.273	(6.36%	)	62,497	0.86%	0.86%	2.24%		2.24%		85%

(0.326)	—	(0.326)	11.124	4.63%		70,335	0.50%	0.50%	4.55%		4.55%		—
(0.084)	—	(0.084)	10.955	2.73%		67,228	0.56%	0.56%	2.73%		2.73%		—
(0.078)	— (6)	(0.078)	10.748	0.79%		59,065	0.58%	0.58%	0.79%		0.79%		—
(0.127)	— (6)	(0.127)	10.742	0.59%		57,894	0.58%	0.58%	0.60%		0.60%		—
(0.306)	—	(0.306)	10.805	1.22%		73,810	0.57%	0.57%	1.27%		1.27%		—

(6)	Distributions from capital gain amounted to less than $0.0005 per share during the period.

NOTES TO FINANCIAL STATEMENTS	JEFFERSON PILOT VARIABLE FUND, INC.
December 31, 2006

Jefferson Pilot Variable Fund, Inc. (the “Company”) is organized as a Maryland corporation and offers 14 separate portfolios: the Capital Growth Portfolio, the Growth Portfolio, the Strategic Growth Portfolio, the S&P 500 Index Portfolio, the Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio, the Small-Cap Value Portfolio, the International Equity Portfolio, the World Growth Stock Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, and the Money Market Portfolio (each a “Portfolio,” or collectively, the “Portfolios”). The Company is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except International Equity Portfolio, which will be “non-diversified”. Each Portfolio offers one class of shares. The Company’s shares are offered directly and indirectly only through the variable products of Jefferson Pilot Financial Insurance Company and its affiliates. As of April 3, 2006, Jefferson-Pilot Corporation (the parent company of the Insurance Companies) and Lincoln National Corporation combined their operations, and as a result Jefferson-Pilot Corporation was merged into and with Lincoln JP Holdings, L.P., a wholly-owned subsidiary of Lincoln National Corporation. As a result, the Insurance Companies became indirect wholly-owned subsidiaries of Lincoln National Corporation.

The investment objective of Capital Growth Portfolio is to seek capital growth.

The investment objective of Growth Portfolio is to seek capital growth.

The investment objective of Strategic Growth Portfolio is to seek long-term growth of capital.

The investment objective of S&P 500 Index Portfolio is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

The investment objective of Value Portfolio is to seek long-term growth of capital.

The investment objective of Mid-Cap Growth Portfolio is to seek capital appreciation.

The investment objective of Mid-Cap Value Portfolio is to seek long-term capital appreciation.

The investment objective of Small Company Portfolio is to seek growth of capital.

The investment objective of Small-Cap Value Portfolio is to seek long-term capital appreciation.

The investment objective of International Equity Portfolio is to seek long-term capital appreciation.

The investment objective of World Growth Stock Portfolio is to seek long-term capital growth.

The investment objective of High Yield Bond Portfolio is to seek a high level of current income.

The investment objective of Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital.

The investment objective of Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

1. SIGNIFICANT ACCOUNTING POLICIES

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Portfolios.

Security Valuation: Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the bid price will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Portfolio is valued. U.S. government and agency securities are valued at the bid price. Other long-term debt securities and short-term debt securities having maturities of 60 days or greater, including securities held by the Money Market Portfolio, are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. The Money Market Portfolio does not attempt to maintain a stable net asset value. Open-end investment companies, including a fund used for securities lending collateral, are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolios’ Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and

NOTES TO FINANCIAL STATEMENTS – Continued	JEFFERSON PILOT VARIABLE FUND, INC.

comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes: Each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Portfolio net asset value calculations as late as the Portfolio’s last net asset value calculation in the first required financial statement reporting period. As a result, the Portfolio will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Portfolios’ tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Portfolios’ financial statements.

Foreign Currency Transactions: Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Fixed and variable expenses common to all portfolios within the Company are allocated amongst the Portfolios on the basis of average net assets. Expenses directly attributable to a Portfolio are charged directly to that Portfolio. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are determined by using the first-in first-out method. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolios are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates.

The Portfolios declare and pay dividends from net investment income and distributions from net realized gain on investments, if any, at least once annually.

Subject to seeking best execution, the Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to each Portfolio in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the

NOTES TO FINANCIAL STATEMENTS – Continued	JEFFERSON PILOT VARIABLE FUND, INC.

overall benefit obtained by the Portfolios on the transaction. Such commission rebates are included in realized gain on investments in the accompanying financial statements. The total commission rebates for the year ended December 31, 2006 are as follows:

Commission
Rebates

Capital Growth Portfolio	$13,984
Growth Portfolio	7,823
Strategic Growth Portfolio	2,072
Value Portfolio	22,403
Mid-Cap Growth Portfolio	10,420
Mid-Cap Value Portfolio	2,920
Small Company Portfolio	10,955
Small-Cap Value Portfolio	10,284
International Equity Portfolio	20,437
World Growth Stock Portfolio	1,173
Balanced Portfolio	2,058

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, “JPIA”, a registered investment adviser. JPIA is a wholly owned subsidiary of Lincoln J.P. Holdings, L.P., which is wholly owned by Lincoln National Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Wellington Management Company, LLP to provide investment advisory services for the Capital Growth Portfolio, the Mid-Cap Value Portfolio and the Balanced Portfolio; Turner Investment Partners, Inc. to provide investment advisory services for the Growth Portfolio and the Mid-Cap Growth Portfolio; T. Rowe Price Associates, Inc. to provide investment advisory services for the Strategic Growth Portfolio; Mellon Capital Management Corp. to provide investment advisory services for the S&P 500 Index Portfolio; Lord, Abbett & Co., LLC to provide investment advisory services for the Small Company Portfolio; Dalton, Greiner, Hartman, Maher & Co., LLC to provide investment advisory services for the Small-Cap Value Portfolio; Marsico Capital Management, LLC to provide investment advisory services for the International Equity Portfolio; Templeton Investment Counsel, LLC to provide investment advisory services for the World Growth Stock Portfolio; and Massachusetts Financial Services Company to provide investment advisory services for the Value Portfolio, the High Yield Bond Portfolio and the Money Market Portfolio. Prior to November 15, 2006, Credit Suisse Asset Management, LLC served as the Value Portfolio’s sub-advisor. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

	Capital
	Growth	Growth	Strategic Growth	S&P 500 Index	Value	Mid-Cap Growth	Mid-Cap Value

First $25 Million	0.75%	0.65%	0.80%	0.24%	0.75%	0.90%	1.05%
Next $25 Million	0.75%	0.65%	0.80%	0.24%	0.75%	0.85%	0.95%
Next $25 Million	0.75%	0.65%	0.75%	0.24%	0.75%	0.85%	0.85%
Next $25 Million	0.75%	0.65%	0.75%	0.24%	0.70%	0.80%	0.85%
Next $50 Million	0.70%	0.65%	0.70%	0.24%	0.70%	0.80%	0.75%
Next $50 Million	0.70%	0.60%	0.70%	0.24%	0.65%	0.70%	0.75%
Next $50 Million	0.70%	0.60%	0.70%	0.24%	0.60%	0.70%	0.75%
Next $250 Million	0.65%	0.55%	0.65%	0.24%	0.60%	0.65%	0.70%
Next $500 Million	0.65%	0.55%	0.60%	0.20%	0.60%	0.65%	0.70%
Over $1 Billion	0.60%	0.55%	0.60%	0.16%	0.60%	0.65%	0.70%

NOTES TO FINANCIAL STATEMENTS – Continued	JEFFERSON PILOT VARIABLE FUND, INC.

	Small	Small-Cap	International	World Growth	High Yield		Money
	Company	Value[1]	Equity	Stock	Bond	Balanced	Market[2]

First $40 Million	0.75%	1.30%	1.00%	0.75%	0.75%	0.65%	0.40%
Next $10 Million	0.75%	1.05%	1.00%	0.75%	0.75%	0.65%	0.40%
Next $10 Million	0.75%	1.05%	0.95%	0.75%	0.75%	0.65%	0.40%
Next $40 Million	0.75%	0.75%	0.95%	0.75%	0.75%	0.65%	0.40%
Next $50 Million	0.70%	0.75%	0.90%	0.75%	0.725%	0.55%	0.35%
Next $50 Million	0.70%	0.65%	0.85%	0.75%	0.725%	0.55%	0.35%
Next $50 Million	0.65%	0.65%	0.85%	0.65%	0.725%	0.50%	0.35%
Next $250 Million	0.65%	0.65%	0.80%	0.65%	0.70%	0.50%	0.30%
Next $500 Million	0.625%	0.65%	0.80%	0.60%	0.65%	0.50%	0.30%
Over $1 Billion	0.60%	0.65%	0.80%	0.60%	0.60%	0.50%	0.30%

(1) Prior to May 1, 2006, the management fee was 1.30% of the first $40 million average daily net assets, 1.05% of the next $20 million and 0.75% over $60 million.

(2) Prior to May 1, 2006, the management fee was 0.50% of the first $50 million average daily net assets, 0.45% of the next $50 million, 0.40% of the next $150 million and 0.30% over $250 million.

JPIA has voluntarily determined to continue to reimburse the S&P 500 Index Portfolio to the extent that the Portfolio’s expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceed 0.28% of average daily net assets. This arrangement may be discontinued by JPIA at any time.

Massachusetts Financial Services Company (“MFS”) has agreed to reimburse the Value Portfolio for $35,661 to cover costs of commissions incurred by MFS to re-structure the Portfolio subsequent to MFS becoming the sub-adviser on November 15, 2006.

For the year ended December 31, 2006, JPIA paid the following sub-advisory fees:

Capital Growth Portfolio	$717,903
Growth Portfolio	192,073
Strategic Growth Portfolio	341,699
S&P 500 Index Portfolio	117,635
Value Portfolio	448,693
Mid-Cap Growth Portfolio	161,199
Mid-Cap Value Portfolio	370,992
Small Company Portfolio	359,323
Small-Cap Value Portfolio	476,800
International Equity Portfolio	445,091
World Growth Stock Portfolio	727,643
High Yield Bond Portfolio	86,135
Balanced Portfolio	312,811
Money Market Portfolio	165,082

The Strategic Growth Portfolio may invest in the T. Rowe Price Reserve Investment Fund, an open-end management investment management company managed by T. Rowe Price Associates, Inc. The Reserve Fund is offered as cash management option only to mutual funds, trusts, and other accounts managed by T. Rowe Price Associates and/or its affiliates, and is not available to the public.

The S&P 500 Index Portfolio has investments in Lincoln National, the parent company of Jefferson Pilot Financial; and in Mellon Financial, the parent company of Mellon Capital Management Corp., the sub-advisor to the S&P 500 Index Portfolio.

NOTES TO FINANCIAL STATEMENTS – Continued	JEFFERSON PILOT VARIABLE FUND, INC.

3. Investments

For the year ended December 31, 2006, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

	Purchases	Sales

Capital Growth Portfolio	$147,994,610	$165,339,320
Growth Portfolio	47,650,966	52,047,264
Strategic Growth Portfolio	37,676,406	45,858,883
S&P 500 Index Portfolio	9,577,868	37,225,564
Value Portfolio	161,985,205	151,086,110
Mid-Cap Growth Portfolio	41,866,077	43,746,521
Mid-Cap Value Portfolio	35,631,423	27,481,836
Small Company Portfolio	153,825,763	162,221,871
Small-Cap Value Portfolio	26,232,521	36,695,769
International Equity Portfolio	158,739,381	91,037,175
World Growth Stock Portfolio	27,324,676	27,638,399
High Yield Bond Portfolio	18,029,827	18,095,239
Balanced Portfolio	26,746,881	30,523,965

At December 31, 2006, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

		Aggregate	Aggregate	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)

Capital Growth Portfolio	$189,096,578	$17,432,701	$(3,884,486)	$13,548,215
Growth Portfolio	43,608,959	6,324,052	(394,227)	5,929,825
Strategic Growth Portfolio	84,331,861	18,017,846	(1,133,912)	16,883,934
S&P 500 Index Portfolio	251,400,762	61,817,404	(34,135,522)	27,681,882
Value Portfolio	114,495,190	7,957,615	(904,083)	7,053,532
Mid-Cap Growth Portfolio	30,167,767	3,745,535	(388,131)	3,357,404
Mid-Cap Value Portfolio	69,451,276	9,271,692	(962,455)	8,309,237
Small Company Portfolio	92,233,204	8,324,730	(1,125,633)	7,199,097
Small-Cap Value Portfolio	55,699,844	6,941,707	(1,625,202)	5,316,505
International Equity Portfolio	125,828,219	16,862,622	(1,010,865)	15,851,757
World Growth Stock Portfolio	116,759,030	50,622,895	(2,658,467)	47,964,428
High Yield Bond Portfolio	25,206,754	644,983	(128,823)	516,160
Balanced Portfolio	74,347,681	9,591,942	(805,677)	8,786,265
Money Market Portfolio	62,352,588	812	(1,140)	(328)

NOTES TO FINANCIAL STATEMENTS – Continued	JEFFERSON PILOT VARIABLE FUND, INC.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

Year ended December 31, 2006:
Capital Growth Portfolio	$7,043	$-	$7,043
Growth Portfolio	143,513	-	143,513
Strategic Growth Portfolio	196,512	-	196,512
S&P 500 Index Portfolio	3,709,858	-	3,709,858
Value Portfolio	1,014,918	6,818,197	7,833,115
Mid-Cap Growth Portfolio	-	1,107,858	1,107,858
Mid-Cap Value Portfolio	1,575,672	3,790,262	5,365,934
Small-Cap Value Portfolio	88,612	5,638,491	5,727,103
International Equity Portfolio	39,149	-	39,149
World Growth Stock Portfolio	2,295,836	9,553,536	11,849,372
High Yield Bond Portfolio	1,543,710	-	1,543,710
Balanced Portfolio	1,583,002	375,791	1,958,793
Money Market Portfolio	1,814,208	-	1,814,208

	Ordinary	Long-Term
	Income	Capital Gain	Total

Year ended December 31, 2005:
Capital Growth Portfolio	$234,799	$-	$234,799
Strategic Growth Portfolio	417,921	-	417,921
S&P 500 Index Portfolio	3,869,517	-	3,869,517
Value Portfolio	1,052,321	-	1,052,321
Mid-Cap Value Portfolio	1,661,761	3,206,913	4,868,674
Small-Cap Value Portfolio	1,218,212	3,499,489	4,717,701
International Equity Portfolio	217,411	-	217,411
World Growth Stock Portfolio	1,823,529	2,886,967	4,710,496
High Yield Bond Portfolio	1,480,374	-	1,480,374
Balanced Portfolio	1,562,645	-	1,562,645
Money Market Portfolio	481,240	-	481,240

5. Component of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

	Capital Growth	Growth	Strategic Growth	S&P 500 Index
	Portfolio	Portfolio	Portfolio	Portfolio

Par	$70,131	$23,808	$51,935	$238,508
Capital paid in	178,943,683	55,466,277	130,166,021	223,780,640
Undistributed ordinary income	209,741	204,938	415,714	3,990,131
Post-October losses	-	-	-	(2,094,928)
Post-October currency losses	(409)	-	(2,345)	-
Capital loss carryforwards	(27,360,383)	(20,469,236)	(59,960,473)	(17,086,383)
Net unrealized appreciation of investments and foreign currencies	13,548,202	5,929,825	16,884,471	27,681,882

Net assets	$165,410,965	$41,155,612	$87,555,323	$236,509,850

NOTES TO FINANCIAL STATEMENTS – Continued	JEFFERSON PILOT VARIABLE FUND, INC.

	Value	Mid-Cap Growth	Mid-Cap Value	Small Company
	Portfolio	Portfolio	Portfolio	Portfolio

Par	$44,028	$23,012	$42,957	$38,648
Capital paid in	79,459,413	19,803,000	46,815,330	66,303,449
Undistributed ordinary income	9,064,255	544,894	1,826,119	-
Undistributed long-term capital gain	13,507,381	2,343,721	5,181,136	-
Post-October currency losses	(229)	-	(2,654)	-
Capital loss carryforwards	-	-	-	(2,235,471)
Net unrealized appreciation of investments and foreign currencies	7,054,045	3,357,404	8,309,397	7,199,097

Net assets	$109,128,893	$26,072,031	$62,172,285	$71,305,723

		International	World Growth	High Yield
	Small-Cap Value	Equity	Stock	Bond
	Portfolio	Portfolio	Portfolio	Portfolio

Par	$32,243	$91,073	$53,651	$27,497
Capital paid in	33,141,248	120,389,468	107,554,123	23,841,069
Undistributed ordinary income	440,360	382,316	3,357,309	1,507,886
Undistributed long-term capital gain	7,790,967	818,832	9,042,856	-
Post-October losses	-	-	-	(17,819)
Post-October currency losses	-	-	(8,970)	-
Capital loss carryforwards	-	-	-	(3,625,040)
Net unrealized appreciation of investments and foreign currencies	5,316,505	15,853,783	47,967,426	516,160

Net assets	$46,721,323	$137,535,472	$167,966,395	$22,249,753

		Money
	Balanced	Market
	Portfolio	Portfolio

Par	$47,392	$63,225
Capital paid in	58,504,956	66,953,539
Undistributed ordinary income	2,274,336	3,318,068
Undistributed long-term capital gain	3,747,122	-
Net unrealized appreciation (depreciation) of investments and foreign currencies	8,786,466	(328)

Net assets	$73,360,272	$70,334,504

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, passive foreign investment companies, and foreign currency contracts.

Post-October losses and Post-October currency losses represent losses realized on investment and foreign currency transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Portfolios have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, passive foreign investment companies, Real Estate Investment Trusts dividends, gain (loss) on

NOTES TO FINANCIAL STATEMENTS – Continued	JEFFERSON PILOT VARIABLE FUND, INC.

foreign currency transactions and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Portfolios recorded the following reclassifications.

	Undistributed
	(Accumulated)	Accumulated Net	Unrealized
	Net Investment	Realized	Gain/	Paid-in
	Income (Loss)	Gain (Loss)	Loss	Capital

Capital Growth Portfolio	$(3,616)	$3,616	$-	$-
Growth Portfolio	(3)	3	-	-
Strategic Growth Portfolio	(13,419)	13,419	-	-
S&P 500 Index Portfolio	7,306	(7,306)	-	-
Value Portfolio	(253)	253	-	-
Mid-Cap Growth Portfolio	43,024	(43,024)	-	-
Mid-Cap Value Portfolio	(2,695)	2,695	-	-
Small Company Portfolio	180,689	-	-	(180,689)
Small-Cap Value Portfolio	108,106	(108,106)	-	-
International Equity Portfolio	(7,689)	7,689	-	-
World Growth Stock Portfolio	(55,638)	55,638	-	-
High Yield Bond Portfolio	28,024	7,042	(35,066)	-
Balanced Portfolio	18,056	(18,056)	-	-

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2006, the Portfolios utilized capital loss carryforwards as follows:

Capital Loss
Carryforwards
Utilized

Capital Growth Portfolio	$14,525,372
Growth Portfolio	3,986,512
Strategic Growth Portfolio	7,474,055
Small Company Portfolio	11,357,790
International Equity Portfolio	8,648,116
High Yield Bond Portfolio	77,203
Money Market Portfolio	1

Capital loss carryforwards remaining at December 31, 2006 will expire as follows:

	Year of Expiration
	2007	2008	2009	2010	2011	2013	2014	Total

Capital Growth Portfolio	$-	$-	$-	$7,563,607	$19,796,776	$-	$-	$27,360,383
Growth Portfolio	-	-	11,199,496	9,269,740	-	-	-	20,469,236
Strategic Growth Portfolio	-	-	19,168,493	38,367,688	2,424,292	-	-	59,960,473
S&P 500 Index Portfolio	-	-	4,856,835	8,927,038	-	1,643,587	1,658,923	17,086,383
Small Company Portfolio	-	-	-	-	2,235,471	-	-	2,235,471
High Yield Bond Portfolio	113,661	231,394	1,575,068	1,704,917	-	-	-	3,625,040

NOTES TO FINANCIAL STATEMENTS – Continued	JEFFERSON PILOT VARIABLE FUND, INC.

6. CAPITAL SHARES

Transactions in capital shares were as follows:

		Shares issued
		upon reinvestment		Net
	Shares	of dividends	Shares	increase
	sold	and distributions	repurchased	(decrease)

Year ended December 31, 2006:
Capital Growth Portfolio	101,743	306	(863,599)	(761,550)
Growth Portfolio	106,272	8,576	(393,570)	(278,722)
Strategic Growth Portfolio	102,511	12,713	(717,523)	(602,299)
S&P 500 Index Portfolio	1,047,230	412,443	(4,358,980)	(2,899,307)
Value Portfolio	979,628	364,009	(607,525)	736,112
Mid-Cap Growth Portfolio	298,947	93,565	(555,757)	(163,245)
Mid-Cap Value Portfolio	1,256,275	404,392	(688,353)	972,314
Small Company Portfolio	346,834	-	(781,521)	(434,687)
Small-Cap Value Portfolio	176,914	393,038	(848,951)	(278,999)
International Equity Portfolio	6,154,034	2,948	(1,213,845)	4,943,137
World Growth Stock Portfolio	531,157	447,238	(519,924)	458,471
High Yield Bond Portfolio	442,979	205,488	(645,016)	3,451
Balanced Portfolio	392,556	139,951	(698,074)	(165,567)
Money Market Portfolio	7,333,588	169,045	(7,316,769)	185,864

		Shares issued
		upon reinvestment		Net
	Shares	of dividends	Shares	increase
	sold	and distributions	repurchased	(decrease)

Year ended December 31, 2005:
Capital Growth Portfolio	117,451	12,040	(1,152,630)	(1,023,139)
Growth Portfolio	287,697	-	(584,901)	(297,204)
Strategic Growth Portfolio	119,708	31,562	(851,558)	(700,288)
S&P 500 Index Portfolio	2,028,239	481,261	(3,774,029)	(1,264,529)
Value Portfolio	332,527	50,084	(628,872)	(246,261)
Mid-Cap Growth Portfolio	448,539	-	(436,904)	11,635
Mid-Cap Value Portfolio	447,416	398,374	(712,695)	133,095
Small Company Portfolio	228,650	-	(575,253)	(346,603)
Small-Cap Value Portfolio	287,402	353,121	(686,102)	(45,579)
International Equity Portfolio	675,675	22,265	(479,630)	218,310
World Growth Stock Portfolio	242,607	191,255	(452,137)	(18,275)
High Yield Bond Portfolio	508,153	193,334	(754,679)	(53,192)
Balanced Portfolio	328,195	120,368	(963,004)	(514,441)
Money Market Portfolio	6,164,450	44,919	(5,568,273)	641,096

7. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Portfolios may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in foreign currency contracts at value on the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS – Continued	JEFFERSON PILOT VARIABLE FUND, INC.

8. FUTURES CONTRACTS

The Portfolios (excluding the World Growth Stock and the Money Market Portfolios) may invest in financial futures contracts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

9. SECURITY LENDING

The Portfolios, except the Money Market Portfolio, may lend their securities pursuant to a securities lending agreement (Lending Agreement) with Citibank, N.A. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government or agency securities and/or cash collateral not less than the percentage specified in the agreement, ranging from 100% to 105%, depending on the types of securities. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 30 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios, or at the discretion of the lending agent, replace the loaned securities. The Portfolios continue to record dividends on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolios have the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from collateral investments. The Portfolios record security lending income net of such allocation.

Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller’s repurchase agreement.

At December 31, 2006, the market value of securities on loan is presented below, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statements of Net Assets under the caption “Security Lending Collateral”.

Market Value of
Securities on Loan

Capital Growth Portfolio	$37,658,567
Growth Portfolio	8,413,338
Strategic Growth Portfolio	14,347,679
S&P 500 Index Portfolio	44,291,794
Value Portfolio	12,239,989
Mid-Cap Growth Portfolio	7,326,676
Mid-Cap Value Portfolio	16,090,368
Small Company Portfolio	29,069,042
Small-Cap Value Portfolio	15,861,854
International Equity Portfolio	5,268,547
World Growth Stock Portfolio	3,320,640
High Yield Bond Portfolio	3,712,998
Balanced Portfolio	11,026,414

10. CREDIT AND MARKET RISK

Some countries in which the International Equity and the World Growth Stock Portfolios may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the

NOTES TO FINANCIAL STATEMENTS – Continued	JEFFERSON PILOT VARIABLE FUND, INC.

aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Balanced Portfolio invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Portfolios may each invest a portion of their total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board of Directors has delegated to each investment advisor the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios’ limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statements of Net Assets.

The Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio and the Small-Cap Value Portfolio invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Portfolios invest in real estate investment trusts (REITs) and are subject to some of the risks associated with that industry. If a Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, the Portfolios’ tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended December 31, 2006. The Portfolios’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations.

11. CONTRACTUAL OBLIGATIONS

The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios’ existing contracts and expects the risk of loss to be remote.

12. SUBSEQUENT EVENT

On November 6, 2006, the Board of Directors approved an Agreement and Plan of Acquisition among the Jefferson Pilot Variable Fund, Inc. (JPVF) and the Lincoln Variable Insurance Products (LVIP) Trust providing for (i) the acquisition by the LVIP Acquiring Funds of substantially all of the assets of the JPVF Target Funds; (ii) the subsequent dissolution of the JPVF Target Funds (the “Reorganization”). The Reorganization is designed to be a tax-free merger of investment companies. If approved by shareholders of both the JPVF Target and LVIP Acquiring Funds, it is expected that the Reorganization would close by the end of April of 2007.

NOTES TO FINANCIAL STATEMENTS – Continued	JEFFERSON PILOT VARIABLE FUND, INC.

Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for March 15, 2007.

Fund Mergers 2007
Target Fund	Acquiring Fund	Type of Merger*

JPVF Mid-Cap Growth Portfolio	LVIP Mid-Cap Growth Fund	Shell Reorganization
JPVF Small Company Portfolio	LVIP Small Cap Index Fund	Shell Reorganization with Change of
Investment Objective
JPVF Value Portfolio	LVIP MFS Value Fund	Shell Reorganization
JPVF Mid-Cap Value Portfolio	LVIP Mid-Cap Value Fund	Shell Reorganization
JPVF S&P 500 Portfolio	LVIP S&P 500 Index Fund	Shell Reorganization
JPVF Capital Growth Portfolio	LVIP Capital Growth Fund	Shell Reorganization
JPVF International Equity Portfolio	LVIP Marsico International Growth Fund	Shell Reorganization
JPVF Small Cap Value Portfolio	LVIP Value Opportunities Fund	Shell Reorganization
JPVF Strategic Growth Portfolio	LVIP T. Rowe Price Growth Stock Fund	Shell Reorganization
JPVF World Growth Stock Portfolio	LVIP Templeton Growth Fund	Shell Reorganization
JPVF Money Market Portfolio	LVIP Money Market Fund	Substantive Merger
JPVF High Yield Bond Portfolio	LVIP Delaware Bond Fund	Substantive Merger
JPVF Balanced Portfolio	LVIP Delaware Managed Fund	Substantive Merger
JPVF Growth Portfolio	LVIP Delaware Growth and Income Fund	Substantive Merger

*	The acquiring shell fund has no assets prior to the merger. Substantive mergers involve existing funds with assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Jefferson Pilot Variable Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Jefferson Pilot Variable Fund, Inc. (comprising, respectively, the Capital Growth Portfolio, Growth Portfolio, Strategic Growth Portfolio, S&P 500 Index Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Small Company Portfolio, Small-Cap Value Portfolio, International Equity Portfolio, World Growth Stock Portfolio, High Yield Bond Portfolio, Balanced Portfolio and Money Market Portfolio) (the Fund), including the statements of net assets, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Jefferson Pilot Variable Fund, Inc., at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 12, 2007

MANAGEMENT OF THE FUND	JEFFERSON PILOT VARIABLE FUND, INC.

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The individuals listed below serve as directors or officers of the Fund, overseeing all fourteen Portfolios. Those listed as interested directors are “interested” primarily by virtue of their engagement as officers of Jefferson-Pilot Life Insurance Company (“JP”) or its wholly-owned subsidiaries, including the Fund’s issuers, Jefferson Pilot Financial Insurance Company (“JPF”) and Jefferson Pilot Life America Insurance Company (“JPLA”); the Fund’s investment advisor, Jefferson Pilot Investment Advisory Corp. (“JPIA”); and the Fund’s principal underwriter and distributor, Jefferson Pilot Variable Corp. (“JPVC”).

Name, Age and Address	Position(s)	Length of Service	Principal Occupation

David K. Booth (43) One Granite Place Concord, NH 03301	President and Director	Less than 1 Year 1 Year	Vice President, JP, JPF and JPLA; President and Director, JPIA, JPVC, Jefferson Pilot Securities Corp. and Hampshire Funding, Inc.

Craig D. Moreshead (38) One Granite Place Concord, NH 03301	Secretary	8 Years	Assistant Vice President and Counsel, for JP, JPF and JPLA; Secretary, JPIA and JPVC

John A. Weston (47) One Granite Place Concord, NH 03301	Treasurer and Chief Compliance Officer	14 Years Less than 1 Year	Vice President, JP, JPF and JPLA; Treasurer and Chief Financial Officer, JPVC; Treasurer and Vice President, Jefferson Pilot Securities Corp. and Hampshire Funding, Inc; and Treasurer, Vice President and Chief Compliance Officer of JPIA

Michael D. Coughlin (64)* One Granite Place Concord, NH 03301	Chairman and Director	17 Years	Owner, Michael D. Coughlin Associates (general management consulting); formerly President of Concord Litho Company, Inc. (printing company)

Elizabeth S. Hager (62) 5 Pleasant View Avenue Concord, NH 03301	Director	17 Years	State Representative, State of New Hampshire; Executive Director, United Way

Thomas D. Rath (61) One Capital Plaza P.O. Box 1500 Concord, NH 03302	Director	9 Years	Partner, Rath, Young, Pignatelli, P.A.

All Fund directors and officers are elected to an unlimited term of office.

Mr. Booth is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act.

Mr. Coughlin, Ms. Hager and Mr. Rath are members of the Audit Committee. Mr. Weston and Ms. Hager are members of the Valuation Committee.

The Statement of Additional Information contains additional information about Fund directors and officers and is available free upon request, by calling 1-800-258-3648 ext. 7719.

*	Mr. Coughlin is also a Trustee of Merrimack County Savings Bank.

TAX INFORMATION (UNAUDITED)	JEFFERSON PILOT VARIABLE FUND, INC.
For the fiscal year ended December 31, 2006, each Portfolio designates distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital Gains	Ordinary	Total	(C)
	Distributions	Income Distributions	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

Capital Growth Portfolio	—	100%	100%	100%
Growth Portfolio	—	100%	100%	100%
Strategic Growth Portfolio	—	100%	100%	100%
S&P 500 Index Portfolio	—	100%	100%	100%
Value Portfolio	87%	13%	100%	100%
Mid-Cap Growth Portfolio	100%	—	100%	—
Mid-Cap Value Portfolio	71%	29%	100%	19%
Small-Cap Value Portfolio	98%	2%	100%	100%
International Equity Portfolio	—	100%	100%	11%
World Growth Stock Portfolio	81%	19%	100%	16%
High Yield Bond Portfolio	—	100%	100%	—
Balanced Portfolio	19%	81%	100%	49%
Money Market Portfolio	—	100%	100%	—

(A) and (B) are based on a percentage of each Portfolio’s total distributions.

(C) is based on a percentage of each Portfolio’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The International Equity Portfolio and the World Growth Stock Portfolio intend to pass through foreign tax credits in the maximum amount of $52,153 and $225,398, respectively. The gross foreign source income earned during the fiscal year 2006 by the International Equity Portfolio and the World Growth Stock Portfolio was $1,241,523 and $4,260,497, respectively.

APPROVAL OF INVESTMENT ADVISORY CONTRACTS BY THE BOARD OF DIRECTORS OF JEFFERSON PILOT VARIABLE FUND, INC.

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) generally requires that each investment advisory or sub-advisory contract be renewed at least annually by the Board of Directors and by a majority vote of the Directors who are not “interested persons” within the meaning of the 1940 Act. When considering the renewal of an advisory contract, the Directors are required to review such information as may be reasonably necessary to evaluate the terms of such contract. The Directors considered such factors as they, in the exercise of their business judgment, deemed relevant. The types of information considered by the Directors in evaluating an advisory or sub-advisory agreement include the following: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) nature, extent and quality of services provided, (iv) cost of services to be provided and profits to be realized by the investment adviser and its affiliates, (v) the extent to which economies of scale will be realized as Portfolio assets grow, (vi) the financial condition of the adviser or sub-adviser, and (vii) any conflicts of interest or ethical violations. No one factor was deemed by the Directors to be determinative, and the individual Directors may have given different weight to the various factors and information considered. In approving each advisory or sub-advisory agreement described below, the Directors were represented by independent legal counsel. The Directors determined that continuation of the agreements was in the best interests of the Fund and the Fund’s shareholders.

Templeton Investment Counsel, LLC (World Growth Stock Portfolio)

At an in-person meeting held on July 27, 2006, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Templeton Investment Counsel, LLC and Jefferson Pilot Investment Advisory Corporation, formerly Chubb Investment Advisory Corporation, and dated August 28, 1997 for the World Growth Stock Portfolio. The Agreement was renewed without any changes. The renewal was effective August 28, 2006 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Templeton, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Templeton. As part of its review, the Board considered a detailed summary of a due diligence visit at Templeton’s office in Fort Lauderdale, Florida conducted by JPIAC on June 13, 2006, and JPIAC’s findings thereto. JPIAC personnel met with the Portfolio Manager, Director of Research, Director of Trading, Chief Compliance Officer, and Relationship Managers to review Templeton’s investment process, performance results, and compliance program. Overall, JPIAC reported that they were satisfied with the visit and there were no significant concerns or issues as a result of the visit. The Board also considered JPIAC’s statement of satisfaction with the level of service received from Templeton, including personnel and methods of operation. The Board was satisfied that Templeton had timely filed compliance reports and Manager commentary with the Fund and had been responsive to any concerns raised by JPIAC.

In reviewing Templeton’s investment performance, the Board recognized that the Portfolio has generated very strong long-term results relative to its benchmark, the MSCI World Index. As of June 30, 2006, the Portfolio has outperformed the MSCI World Index for the 1, 3, 5, and 10-year periods. The Board also considered the fact that the Portfolio ranked in the top half of its Morningstar World Stock peer group for the 1, 3, 5, and 10-year periods. Based upon a review of investment performance and JPIAC’s report, the Board was satisfied with Templeton’s long-term performance and management team.

In reviewing the cost of services provided by Templeton, the Board considered JPIAC’s report which compared Templeton’s fees to other comparable funds through data provided by Lipper Analytical Services. The management fee paid by JPIAC to Templeton is 0.50% of average net assets, which compares to a median fee of 0.425% at the $100 million asset level for subadvised funds with a similar objective offered through variable products. The Board was satisfied that the level of fees charged by Templeton in managing the Portfolio is reasonable in relation to other comparable funds. The Board reviewed information provided by Templeton regarding the profits to be realized by Templeton and its affiliates from the relationship with the Fund. The Board also considered that Templeton had implemented effective May 1, 2005 more beneficial subadvisory fee breakpoints above $200 Million (0.425%) and above $500 million (0.40%), which should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree. (At the time of the Board’s review, the Portfolio assets were approximately $139 Million.) Templeton disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Massachusetts Financial Services Company (Money Market Portfolio)

At an in-person meeting held on July 27, 2006, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Massachusetts Financial Services Company (MFS) and Jefferson Pilot Investment Advisory Corporation (JPIAC), formerly Chubb Investment Advisory Corporation, dated August 28, 1997 for the Money

Market Portfolio. The Agreement was renewed without any changes. The renewal was effective August 28, 2006 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by MFS, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to MFS. As part of its review, the Board considered a summary of a due diligence visit at MFS’ office in Boston, Massachusetts, conducted by JPIAC on June 16, 2006, and JPIAC’s findings thereto. JPIAC personnel met with the Portfolio Manager, Compliance Officer, and Relationship Managers. JPIAC reviewed the firm’s investment philosophy, compliance program, and performance results. Overall, JPIAC reported that they were pleased with the visit and there were no significant concerns or issues raised as a result of the visit. The Board also considered JPIAC’s statement of satisfaction with the level of service received from MFS, including personnel and methods of operation. The Board was satisfied that MFS had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

The Board was satisfied with the investment performance of the Money Market Portfolio. The Portfolio’s investment objective is to seek a high level of current income as is consistent with the preservation of capital and liquidity. The Portfolio Manager seeks to achieve this objective by investing only in securities which have been rated within the two highest rating categories by rating agencies, or if unrated, considered by MFS to be of comparable quality. In its review, the Board considered that the Portfolio has outperformed its Lipper benchmark for the 1-year and 3-year periods, while trailing by a slight margin for the 5-year and 10-year periods. Similar results were achieved relative to the Portfolio’s Morningstar peer group.

In reviewing the cost of services provided by MFS, the Board considered JPIAC’s report which compared MFS’ fees to other comparable funds through data provided by Lipper Analytical Services. Effective May 1, 2006, MFS agreed to a reduced subadvisory fee of 0.20% at all asset levels. The 0.20% subadvisory fee charged by MFS compares to a median fee of 0.102% for similar funds at the $100 million asset level. The Board reviewed information provided by MFS regarding the profits to be realized by MFS and its affiliates from the relationship with the Fund. The reduced fee should provide for greater economies of scale should assets of the Portfolio continue to grow. (At the time of the Board’s review, the Portfolio assets were approximately $83.7 Million.) MFS disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Jefferson Pilot Investment Advisory Corporation

At an in-person meeting held on July 27, 2006, the Fund’s Board of Directors approved the continuation of the Investment Advisory Agreement between Jefferson Pilot Investment Advisory Corporation (JPIAC) and the Fund dated August 28, 1997. The Agreement was renewed without any changes. The renewal was effective August 28, 2006 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by JPIAC. The materials included information relating to the nature and quality of services provided by JPIAC, the performance of the portfolios managed by JPIAC, JPIAC’s financial condition and profitability, ancillary benefits to JPIAC and its affiliates, and the amount of fees charged by JPIAC as compared to other investment companies. JPIAC also provided the Board with its most recent Form ADV, as well as a detailed study by Lipper comparing JPIAC’s performance and fees with the industry.

In determining to renew the agreement, the Board considered its satisfaction with the level of service received from JPIAC, including personnel and methods of operation. The Board also considered the oversight of the Fund’s subadvisers provided by JPIAC. The Board was also satisfied with the administrative services provided by JPIAC in connection with the management of the Fund’s portfolios. Such services include providing reports to the Board, working with the Fund’s auditor and custodian on Fund issues, supervision of the Fund’s subadvisers, preparation of required filings with the SEC, and other miscellaneous Fund operations.

In reviewing the cost of services provided by JPIAC, the Board considered the Lipper report which compared JPIAC’s fees to other comparable funds through data provided by Lipper Analytical Services. The Board was satisfied that the level of fees charged by JPIAC in managing the Fund’s portfolios is reasonable in relation to other comparable funds. The Board reviewed information provided by JPIAC regarding the profits to be realized by JPIAC and its affiliates from the relationship with the Fund. The Board also considered that JPIAC had agreed effective May 1, 2005 to lower advisory fees on thirteen (13) out of the fourteen (14) Fund portfolios. These changes will directly benefit the Fund, especially as Fund assets increase to levels where breakpoints are reached and economies of scale can be achieved. JPIAC disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Dalton, Greiner, Hartman, Maher & Co. (Small-Cap Value Portfolio)

At an in-person meeting held on October 26, 2006, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Dalton, Greiner, Hartman, Maher & Co. (Dalton Greiner) and Jefferson Pilot Investment Advisory Corporation (JPIAC) for the Small-Cap Value Portfolio. The Agreement was renewed without any changes. The renewal was effective November 30, 2006 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Dalton Greiner, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Dalton Greiner. As part of its review, the Board considered a detailed summary of a due diligence visit at Dalton Greiner’s office in New York City conducted by JPIAC on August 17, 2006, and JPIAC’s findings thereto. JPIAC personnel met with Stephen Bruno, the co-President of the firm and senior member of the investment team who manages the Portfolio, and Dave Dusenbury, a Portfolio Manager/Analyst on the small-cap team. JPIAC reviewed the firm’s investment philosophy, compliance program, and performance results. Overall, JPIAC reported that they were pleased with the results of the meeting and there were no significant concerns or issues raised as a result of the visit. The Board also considered JPIAC’s statement of satisfaction with the level of service received from Dalton Greiner, including personnel and methods of operation. The Board was satisfied that Dalton Greiner had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

JPIAC’s report showed that the Portfolio trailed its Lipper peer group for the one, three and five-year periods. The report also showed that the Portfolio trailed its primary benchmark, the Russell 2000 Value Index, by a wide margin over the past 12-18 months. As recently as March 31, 2005, the Portfolio was ranked in the top third of both its Lipper and Morningstar peer groups for its one and three- year results. The Board considered that the recent under performance is largely attributed to conservative positioning in certain sectors, which has been a drag on relative results. Dalton Greiner’s disciplined investment process focuses on the highest quality companies that Dalton Greiner believes to be under-valued. Despite the under performance, the Board considered that Dalton Greiner’s approach will lead to reasonable performance over the long term.

In reviewing the cost of services provided by Dalton Greiner, the Board considered JPIAC’s report which compared Dalton Greiner’s fees to other comparable funds through data provided by Lipper Analytical Services. The management fee paid by JPIAC to Dalton Greiner is currently 0.97% of average net assets, which compares to a median fee of 0.50% at the $100 million asset level for all funds with a similar objective offered through variable products. The Board considered that the management fee paid by JPIAC to Dalton Greiner is subject to the following sharp breakpoints: 1.00% on the first $40 Million, 0.75% on the next $20 Million, and 0.50% on the next $90 Million, and 0.40% on all assets over $150 Million. The Board was satisfied that the fees charged by Dalton Greiner are reasonable in relation to other comparable funds considering the nature and quality of the services provided. The Board reviewed information provided by Dalton Greiner regarding the profits to be realized by Dalton Greiner and its affiliates from the relationship with the Fund. The Board also considered that JPIAC had agreed effective May 1, 2005 to establish advisory fee breakpoints above $40 Million. These changes should provide for greater economies of scale should assets of the Portfolio increase. (At the time of the Board’s review, the Portfolio assets were approximately $45 Million.) Dalton Greiner disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Massachusetts Financial Services Company (High Yield Bond Portfolio)

At an in-person meeting held on October 26, 2006, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Massachusetts Financial Services Company (MFS) and Jefferson Pilot Investment Advisory Corporation (JPIAC), formerly Chubb Investment Advisory Corporation, dated December 31, 1997 for the High Yield Bond Portfolio. The Agreement was renewed without any changes. The renewal was effective December 31, 2006 and will remain in force for a period of up to one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by MFS, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to MFS. As part of its review, the Board considered a summary of a due diligence visit at MFS’ office in Boston, Massachusetts, conducted by JPIAC on June 16, 2006, and JPIAC’s findings thereto. Overall, JPIAC reported that they were pleased with the visit and there were no significant concerns or issues raised as a result of the visit. The Board also considered JPIAC’s statement of satisfaction with the level of service received from MFS, including personnel and methods of operation. The Board was satisfied that MFS had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

In reviewing MFS’ investment performance, the Board recognized that the Portfolio has trailed the Lehman Brothers High Yield Bond Index and its Lipper peer group over the one, three and five-year periods. MFS commented that the under-performance relative to the Lehman Index primarily stems from the Portfolio’s conservative positioning and large underweight in Utilities in 2003. The Board considered the factors materially affecting the Portfolio’s performance for the under performing period. The Board also considered the pending proposal to merge the Portfolio into the Lincoln Variable Insurance Product(LVIP) Bond Fund effective May 1, 2007. Based upon these considerations, the Board determined that it was reasonable to renew the agreement until the merger effective date.

In reviewing the cost of services provided by MFS, the Board considered JPIAC’s report which compared MFS’ fees to other comparable funds through data provided by Lipper Analytical Services. The management fee paid by JPIAC to MFS is 0.40% of average net assets. This compares to a median fee of 0.36% at the $100 million asset level for all funds with a similar objective offered through variable products. The Board was satisfied that the level of fees charged by MFS in managing the Portfolio were reasonable in relation to other comparable funds. The Board reviewed information provided by MFS regarding the profits to be realized by MFS and its affiliates from the relationship with the Fund. The Board also considered that JPIAC and MFS had agreed effective May 1, 2005, to establish advisory and subadvisory fee breakpoints above $100 Million. These changes should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree. (At the time of the Board’s review, the Portfolio assets were approximately $21.8 Million.) MFS disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Mellon Capital Management Corp. (S&P 500 Index Portfolio)

At an in-person meeting held on October 26, 2006, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Mellon Capital Management Corp. (Mellon) and Jefferson Pilot Investment Advisory Corporation (JPIAC) dated December 12, 2003 for the S&P 500 Index Portfolio. The Agreement was renewed without any changes. The renewal was effective November 30, 2006 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Mellon, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Mellon. As part of its review, the Board considered a detailed summary of a due diligence visit at Mellon’s office in San Francisco, California conducted by JPIAC on September 19, 2006. JPIAC personnel met with Mellon’s Portfolio Manager, Chief Risk Officer, Chief Compliance Officer, and Relationship Manager, reviewing the firm’s compliance program, investment process and performance results. The Board also considered JPIAC’s statement of satisfaction with the level of service received from Mellon, including personnel and methods of operation. The Board was satisfied that Mellon had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

The Board was satisfied with the investment performance of Mellon since taking over subadvisory duties to the Portfolio in December 2003. The Portfolio has tracked the S&P 500 Index as expected under Mellon’s direction. The Portfolio is ranked in the top third of its Lipper peer group of variable funds with an S&P 500 Index objective for its one and three-year results. Based upon the information provided, the Board was satisfied with the Portfolio’s long-term performance and current management team.

In reviewing the cost of services provided by Mellon, the Board considered JPIAC’s report which compared Mellon’s fees to other comparable funds through data provided by Lipper Analytical Services. The management fee paid by JPIAC to Mellon is 0.05% of average net assets. This compares to a median fee of 0.05% at the $250 Million asset level for all funds with a similar objective offered through variable products. The Board was satisfied that the level of fees charged by in managing the Portfolio is reasonable in relation to other comparable funds. The Board reviewed information provided by Mellon regarding the profits to be realized by Mellon and its affiliates from the relationship with the Fund. The Board also considered that JPIAC had agreed effective May 1, 2005 to establish advisory fee breakpoints above $500 Million. These changes should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree. (At the time of the Board’s review, the Portfolio assets were approximately $230 Million.) Mellon disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Massachusetts Financial Services Company (Value Portfolio)

At an in-person meeting held on November 6, 2006, the Fund’s Board of Directors approved a Subadvisory Agreement appointing MFS as the new Subadviser to the Value Portfolio. In determining to approve the Agreement, the Directors considered information provided by MFS, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to MFS. As part of its review, the Board considered a detailed summary of a due diligence visit at MFS’s office in Boston, Massachusetts conducted by JPIAC on October 3, 2006, and JPIAC’s findings thereto. JPIAC personnel met with the Co-Portfolio Managers and senior executive officers, to review MFS’ investment process, performance results, ownership structure, regulatory history and compliance program. Overall, JPIAC reported that they were satisfied with the visit and there were no significant concerns or issues as a result of the visit. The Board also considered JPIAC’s statement of satisfaction with the level of service received from MFS with regard to the High Yield Bond and Money Market Portfolios, including personnel and methods of operation.

The Board compared MFS’ fees to other comparable funds, and was satisfied that the level of fees charged by MFS is reasonable in relation to other comparable funds. As part of the Agreement, MFS agreed to a reduced subadvisory fee schedule. Under this schedule, each month JPIAC will pay MFS a fee at the annual rate, accruing daily, of 0.40% of the average daily net assets of the Portfolio for the first $250 million in assets, 0.35% for the next $250 million, and 0.325% of the average daily net assets of the Portfolio over $500 million in assets. Economies of scale will be realized as Portfolio assets increase. MFS disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Information on Proxy Voting

A description of the policies and procedures that the Jefferson Pilot Variable Fund, Inc. uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1-800-258-3648. It is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available, without charge, upon request by calling 1-800-258-3648. It is also available on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-258-3648.

Item 2 – Code of Ethics
(a)	Pursuant to the requirements of Section 406 and 407 of the Sarbanes-Oxley Act of 2002, the Registrant has adopted a Code of Ethics which applies to the Principal Executive Officer (“President”) and Principal Financial Officer (“Treasurer”).

(b)	Not applicable.

(c)	The Code of Ethics was amended effective May 5, 2006, for the purpose of including exchange-traded funds in the definition of “Covered Securities”.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)	The Code of Ethics is included as an Exhibit to this filing.
Item 3 – Audit Committee Financial Expert
The Registrant’s Board of Directors does not currently have a Financial Expert on its Audit Committee. The independent Board member previously designated to be a Financial Expert resigned from the Board effective July 27, 2005 for personal reasons unrelated to the Registrant.

Item 4 – Principal Accountant Fees and Services
a)	Audit fees – The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $175,000 in 2006, and $147,500 in 2005.

b)	Audit-related fees – There were no amounts billed for audit-related fees over the past two years.

c)	Tax fees – The Registrant was billed by the principal accountant $42,000 and $35,000 in 2006 and 2005, respectively, for tax return preparation.

d)	All other fees – There were no additional fees paid for audit and non-audit services other than those disclosed in a) through c) above.

e)	(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis.

e)	(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)	Not applicable. (Disclosure required if Item 4 e)(2) exceeds 50%)

g)	There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or distributor over the past two years.

h)	Not applicable. (Determination of auditor independence would be required if fees were disclosed in Item 4 g).)
Item 5 – Audit Committee of Listed Registrants
     Not applicable.
Item 6 – Schedule of Investments
     A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1.
Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 8 – Portfolio managers of Closed-End management Investment Companies
     This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 10 – Submission of Matters to a Vote of Security Holders
     The Registrant does not currently have in place procedures by which shareholders may recommend nominees to the Registrant’s Board.

Item 11 – Controls & Procedures
a)	The Registrant’s President and Treasurer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant was recorded, processed, summarized, and reported timely.

b)	The Registrant’s President and Treasurer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 – Exhibits
a)	(1)	Code of Ethics
(2)	Separate certifications by the President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940.

(3)	Not applicable
b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Jefferson Pilot Variable Fund, Inc.

By	\s\ David Booth
David Booth
President
Date:	February 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ David Booth
David Booth
President
Date:	February 21, 2007

By	\s\ John A. Weston

John A. Weston
Treasurer
Date:	February 21, 2007